UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Newell Rubbermaid Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 7, 2013

To the Stockholders of NEWELL RUBBERMAID INC.:

You are cordially invited to attend the annual meeting of stockholders of NEWELL RUBBERMAID INC. (the “Company”) to be held on Tuesday, May 7, 2013, at 9:00 a.m., local time at Newell Rubbermaid’s corporate headquarters, Three Glenlake Parkway, Atlanta, Georgia.

At the annual meeting, you will be asked to:

•	Elect the five directors of the Company nominated by the Board of Directors;

•	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2013;

•	Approve the Newell Rubbermaid Inc. 2013 Incentive Plan;

•	Vote on an advisory resolution to approve executive compensation; and

•	Transact such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

Only stockholders of record at the close of business on March 15, 2013 may vote at the annual meeting or any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, please act promptly to vote your shares with respect to the proposals described above. You may vote your shares by marking, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided. You also may vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the annual meeting, you may vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet.

By Order of the Board of Directors,

John K. Stipancich
Executive Vice President – General Counsel & Corporate Secretary & EMEA Executive Leader

March 28, 2013

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on

May 7, 2013—the Company’s Proxy Statement and 2012 Annual Report to Stockholders are available at

WWW.PROXYVOTE.COM

NEWELL RUBBERMAID INC.

Three Glenlake Parkway

Atlanta, Georgia 30328

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2013

You are receiving this Proxy Statement and proxy card from us because you own shares of common stock of Newell Rubbermaid Inc. (the “Company”). This Proxy Statement describes the items on which the Company would like you to vote. It also gives you information so that you can make an informed voting decision. The Company first mailed this Proxy Statement and the proxy card to stockholders on or about March 28, 2013.

DATE, TIME AND PLACE OF THE ANNUAL MEETING

The Company will hold the annual meeting at Newell Rubbermaid’s corporate headquarters, Three Glenlake Parkway, Atlanta, Georgia, at 9:00 a.m., local time, on Tuesday, May 7, 2013.

QUESTIONS AND ANSWERS ABOUT

VOTING AT THE ANNUAL MEETING AND RELATED MATTERS

Who is entitled to vote at the annual meeting?

Record holders of the Company’s common stock at the close of business on March 15, 2013 are entitled to notice of and to vote at the annual meeting. On the record date, approximately 288,371,337 shares of common stock were issued and eligible to vote.

What constitutes a quorum for the annual meeting?

A quorum of stockholders is necessary to take action at the annual meeting. A majority of the outstanding shares of common stock of the Company, present in person or by proxy, will constitute a quorum. Votes cast in person or by proxy at the annual meeting will be tabulated by the inspectors of election appointed for the annual meeting. The inspectors of election will determine whether a quorum is present at the annual meeting. The inspectors of election will treat instructions to withhold authority, abstentions and broker non-votes as present for purposes of determining the presence of a quorum. In the event that a quorum is not present at the annual meeting, the Company expects that the annual meeting will be adjourned to solicit additional proxies.

How are votes counted?

You are entitled to one vote for each share you own on the record date on the election of directors and each proposal to be considered at the annual meeting. If your common stock is held in “street name” (i.e., in the name of a bank, broker or other record holder), you will need to instruct your broker or bank regarding how to vote your common stock. Pursuant to New York Stock Exchange (“NYSE”) rules, your broker or bank does not have discretion to vote your common stock without your instructions regarding the election of directors, the advisory vote on executive compensation, and the approval of the Newell Rubbermaid Inc. 2013 Incentive Plan (the “2013 Incentive Plan”). If you do not provide your broker or bank with voting instructions regarding these proposals, your shares of common stock will not be considered present at the Annual Meeting of Stockholders for purposes of voting on these proposals. However, please note that banks and brokers that have not received voting instructions from their clients may vote their clients’ shares on the ratification of the appointment of Ernst & Young LLP.

How many votes are required to elect a director or approve a proposal?

Election of Directors.    Directors receiving a majority of votes cast with respect to that director’s election (number of shares voted “for” a director must exceed the number of votes cast “against” that director) will be elected as a director. Shares not present, shares not voting and shares voting “abstain” will have no effect on the election of directors.

Approval of the Newell Rubbermaid Inc. 2013 Incentive Plan.    The vote required for approval of this proposal is the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting. With respect to this proposal, you may vote in favor of or against this item or you may abstain from voting. Any proxy marked “abstain” with respect to this item will have the effect of a vote against this proposal. In addition, with respect to this proposal only, the rules of the NYSE require that the total votes cast (including “for,” “against” and “abstain”) on this proposal must represent over 50% of all common stock entitled to vote on the proposal.

Ratification of the Appointment of Ernst & Young LLP and Approval of any Other Proposals.    The vote required for the ratification of the appointment of Ernst & Young LLP, the approval of executive compensation in the advisory vote, and the approval of any other proposal that may properly come before the annual meeting or any adjournment or postponement of the meeting is the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote at the annual meeting. With respect to any such proposal, you may vote in favor of or against the item or you may abstain from voting. Any proxy marked “abstain” with respect to the item will have the effect of a vote against the proposal.

How do I vote my shares?

You may attend the annual meeting and vote your shares in person. You also may choose to submit your proxies by any of the following methods:

•

Voting by Mail.    If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted FOR the election of all director nominees, FOR the ratification of the appointment of Ernst & Young LLP, FOR the Newell Rubbermaid Inc. 2013 Incentive Plan, FOR the Advisory Resolution to Approve Executive Compensation and in the discretion of the persons named as proxies on all other matters that may properly come before the annual meeting or any adjournment or postponement of the meeting.

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Voting by Telephone.    You may vote your shares by telephone by calling the toll-free telephone number provided on your proxy card. Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.

•

Voting by Internet.    You also may vote through the Internet by signing on to the website identified on your proxy card and following the procedures described in the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.

If you are a stockholder whose shares are held in street name, you must either direct the record holder of your shares how to vote your shares or obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

This Proxy Statement is also being used to solicit voting instructions for the shares of the Company’s common stock held by the trustee of the Newell Rubbermaid 401(k) Savings and Retirement Plan for the benefit of plan participants. Participants in this plan have the right to direct the trustee regarding how to vote the shares of Company stock credited to their accounts. Unless otherwise required by law, the shares credited to each participant’s account will be voted as directed. Participants in this plan may direct the trustee by telephone, through the Internet or by completing and returning a voting card. If valid instructions are not received from a Newell Rubbermaid 401(k) Savings and Retirement Plan participant by 11:59 Eastern Daylight Time on May 6, 2013, a participant’s shares will be voted proportionately by the trustee in the same manner in which the trustee votes all shares for which it has received valid instructions.

How may I revoke or change my vote?

You may revoke your proxy at any time before it is voted at the annual meeting by any of the following methods:

•	Submitting a later-dated proxy by mail, over the telephone or through the Internet.

•

Sending a written notice, including by facsimile, to the Corporate Secretary of the Company. You must send any written notice of a revocation of a proxy so that it is received before the taking of the vote at the annual meeting to:

Newell Rubbermaid Inc.

Three Glenlake Parkway

Atlanta, Georgia 30328

Facsimile: 1-770-677-8717

Attention: Corporate Secretary

•

Attending the annual meeting and voting in person. Your attendance at the annual meeting will not in and of itself revoke your proxy. You must also vote your shares at the annual meeting. If your shares are held in “street name” by a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder to be able to vote at the annual meeting.

If you require assistance in changing or revoking your proxy, please contact the Company’s proxy solicitor at the following address or telephone number:

Morrow & Co., LLC

470 West Avenue

Stamford, CT 06902

Phone Number: 1-800-662-5200

Who will count the votes?

Representatives from Broadridge Financial Solutions, Inc. will tabulate the votes and act as an independent inspector of election for the annual meeting.

Where can I find the voting results of the annual meeting?

The Company will include the voting results of the annual meeting in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission not later than May 13, 2013.

Who will pay the costs of solicitation of proxies?

This Proxy Statement and the accompanying proxy card are being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of the Company. The Company will pay the costs of soliciting proxies.

Who is the Company’s proxy solicitor?

The Company has retained Morrow & Co., LLC to aid in the solicitation of proxies and to verify certain records related to the solicitation. The Company will pay Morrow & Co., LLC, a fee of $11,500 as compensation for its services and will reimburse it for its reasonable out-of-pocket expenses.

In addition to solicitation by mail, directors, officers and employees of the Company, at no additional compensation, may solicit proxies from stockholders by telephone, facsimile, Internet or in person. Upon request, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in sending the proxy materials to beneficial owners.

How do I submit a stockholder proposal for the 2014 annual meeting?

To be considered for inclusion in next year’s proxy materials, stockholder proposals to be presented at the Company’s 2014 annual meeting of stockholders must be in writing and be received by the Company no later than November 28, 2013. At the 2014 annual meeting, the Company’s management will be able to vote proxies in its discretion on any proposal not included in the Company’s proxy statement for such meeting if the Company does not receive notice of the proposal on or before February 6, 2014.

If a stockholder does not submit a proposal for inclusion in next year’s proxy statement, but instead wishes to present it directly at the 2014 annual meeting, the Company’s By-Laws require that the stockholder notify the Company of such proposal in writing no later than 90 days prior to the anniversary date of the 2013 annual meeting, or February 6, 2014. The stockholder must also comply with the requirements of Section 2.12 of the Company’s By-Laws with respect to stockholder proposals.

How do I nominate a candidate for election as a director at the 2014 annual meeting?

Any stockholder wishing to nominate a candidate for election as a director at the Company’s 2014 annual meeting must notify the Company in writing no later than February 6, 2014. Such notice must include appropriate biographical information and otherwise comply with the requirements of the Company’s Restated Certificate of Incorporation and By-Laws relating to stockholder nominations of directors.

How do I provide a notice of my intention to present proposals and director nominations at the 2014 annual meeting?

Notices of intention to present proposals and director nominations at the 2014 annual meeting or requests in connection therewith, including requests for copies of the relevant provisions of the Company’s Restated Certificate of Incorporation or By-Laws relating to proposals and director nominations, should be addressed to Newell Rubbermaid Inc., Three Glenlake Parkway, Atlanta, Georgia 30328, Attention: Corporate Secretary.

How can I obtain a copy of the Company’s 2012 annual report on Form 10-K?

A copy of the Company’s 2012 annual report on Form 10-K (including the financial statements and financial statement schedules), as filed with the Securities and Exchange Commission, may be obtained without charge upon written request to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328. A copy of the Company’s Form 10-K and other periodic filings also may be obtained under the “SEC Filings” link on the Company’s website at www.newellrubbermaid.com and from the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Could other business be conducted at the annual meeting?

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if any other matters properly come before the annual meeting or any adjournment or postponement of the annual meeting, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

PROPOSAL 1—ELECTION OF DIRECTORS

At our 2012 annual meeting, shareholders approved a proposal to phase out the classification of the Board of Directors and provide for the annual election of directors. Beginning with the 2013 annual meeting, directors will be elected to hold office until the next annual shareholders meeting or until a respective successor is duly elected and has qualified.

Our Board of Directors is presently comprised of twelve members. The terms of five directors will expire on May 7, 2013. These five directors have been nominated for re-election. Of the five nominees, four of the nominees were elected at the 2010 annual meeting and one of the nominees, Jose Ignacio Perez-Lizaur, was elected as a director in August 2012.

Proxies will be voted, unless otherwise indicated, FOR the election of the five nominees for director. All of the nominees are currently serving as directors of the Company and have consented to serve as directors if elected at this year’s annual meeting. The Company has no reason to believe that any of the nominees will be unable to serve as a director. However, should any nominee be unable to serve if elected, the Board of Directors may reduce the number of directors, or proxies may be voted for another person nominated as a substitute by the Board of Directors.

The Board of Directors unanimously recommends that you vote FOR the election of each nominee for director.

Information about the nominees and the continuing directors whose terms expire in future years is set forth below.

Name and Background	Director Since

Nominees for election to terms ending in 2014 or when a successor is elected and has qualified:

Scott S. Cowen, age 66, has been the President of Tulane University and Seymour S Goodman Memorial Professor of Business since 1998. From 1984 to 1998, Dr. Cowen served as Dean and Albert J. Weatherhead III Professor of Management, Weatherhead School of Management, Case Western Reserve University. Prior to his departure in 1998, Dr. Cowen had been associated with Case Western Reserve University in various capacities since 1976. Dr. Cowen is also a director of American Greetings Corp. (a manufacturer of greeting cards and related merchandise) and Forest City Enterprises, Inc. (a real estate developer). Dr. Cowen is a former member of the Board of Directors of Jo-Ann Stores, Inc. (an operator of retail fabric shops). Dr. Cowen has been a director since the Company completed its merger with Rubbermaid. He has extensive academic and professional expertise in the areas of strategic financial management systems, corporate governance and leadership, including as a consultant with public companies in such areas, significant experience in crisis management (including in connection with recovery from Hurricane Katrina), and substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board.

1999

Name and Background	Director Since

Cynthia A. Montgomery, age 60, is the Timken Professor of Business Administration at the Harvard University Graduate School of Business, where she has served on the faculty since 1989. Prior thereto, Dr. Montgomery was a Professor at the Kellogg School of Management at Northwestern University from 1985 to 1989. Dr. Montgomery also serves on the Board of Directors of several Black Rock Mutual Funds. Dr. Montgomery has conducted extensive research in the areas of strategy and corporate governance, including in particular issues relating to boards of directors, the creation of value across multiple lines of business, and the role leaders play in developing and implementing strategy. She also has substantial institutional knowledge regarding the Company, including its operations and industries, due to her longstanding service to the Board.

1995

Jose Ignacio Perez-Lizaur, age 61, retired in 2010 as the Executive Vice President, Operations, of the Sam’s Club division of Walmart Stores, Inc., a post he held since 2009. From 1987 to 2009, Mr. Perez-Lizaur served in various management roles within Walmart’s Latin American operations, most recently as the President and CEO of Walmart Central America from 2006 to 2008. Prior to his tenure at Walmart, Mr. Perez-Lizaur held several positions in the Mexican government. Mr. Perez-Lizaur has distinguished international management experience, with a focus on Latin American retail markets, and possesses a deep knowledge of both the challenges and opportunities of pursing business growth across the region. Mr. Perez-Lizaur also serves on the Board of Directors of Grupo Bimbo, S.A.B. de C.V. (Mexico’s largest commercial bakery operation).

2012

Michael B. Polk, age 52, has been President and Chief Executive Officer of the Company since July 2011. Prior thereto, he was President, Global Foods, Home & Personal Care, Unilever (a consumer packaged goods manufacturer and marketer) since 2010. Mr. Polk joined Unilever in 2003 as Chief Operating Officer Unilever Foods USA and subsequently became President, Unilever USA in 2005. From 2007 to 2010, Mr. Polk served as President, Unilever Americas. Prior to joining Unilever, Mr. Polk spent sixteen years at Kraft Foods Inc. and three years at The Procter & Gamble Company. At Kraft Foods, Mr. Polk was President, Kraft Foods Asia Pacific, President, Biscuits and Snacks Sector, and was a member of the Kraft Foods Management Committee. Mr. Polk brings outstanding global marketing, consumer innovation, customer development, and operations leadership to the Board. He has been successful in leading multi-billion dollar brands, in managing diverse product categories, and navigating complex geographies. Mr. Polk is a former member of the Board of Directors of The Yankee Candle Company, Inc. (a manufacturer and retailer of home fragrance products).

2009

Name and Background	Director Since

Michael A. Todman, age 55, has been President, Whirlpool International since December 2009 and has been a member of the Board of Directors of Whirlpool Corporation (a manufacturer and marketer of major home appliances) since January 1, 2006. Prior thereto, he served as President, Whirlpool North America from June 2007 to December 2009. He served as President, Whirlpool International from January 2006 to June 2007 and served as Executive Vice President and President of Whirlpool Europe from October 2001 to January 2006. From March 2001 to October 2001, he served as Executive Vice President, North America of Whirlpool Corporation. From 1993 to 1999, Mr. Todman served in a number of roles at Whirlpool, including Senior Vice President, Sales and Marketing, North America; Vice President, Sears Sales and Marketing; Vice President, Product Management; Controller of North America; Vice President, Consumer Services, Whirlpool Europe; General Manager, Northern Europe; and Director, Finance, United Kingdom. Prior to joining Whirlpool, Mr. Todman held a variety of leadership positions at Wang Laboratories, Inc. (a developer and manufacturer of computer products) and Price Waterhouse and Co. Mr. Todman has distinguished international management experience as well as extensive sales and marketing leadership experience in his career with Whirlpool. He also serves on the Board of Trustees of Georgetown University and the Board of Regents of Loyola University of Chicago.

2007

Directors whose present terms continue until 2014

Kevin C. Conroy, age 52, has been President, Univision Interactive Media, Inc., Univision Communications, Inc. (the premier media company serving Hispanic America) since January 2009. From 2001 to 2009, he served in a variety of senior programming, product and marketing roles at AOL LLC (a global web services company), most recently as AOL’s Executive Vice President of Global Products and Marketing. From 1995 to 2001, Mr. Conroy served in a number of roles with Bertelsmann AG (a transnational media corporation), including as Chief Marketing Officer & President, New Technology, BMG Entertainment. Mr. Conroy has significant global experience in advertising and media with particular expertise in the Internet and online and mobile media businesses. He has led large global efforts to build consumer websites and software applications and has managed a number of popular web brands.

2011

Name and Background	Director Since

Michael T. Cowhig, age 66, has been Chairman of the Board since February 2010. He retired in December 2006 as President, Global Technical and Manufacturing of The Procter & Gamble Company—Gillette Global Business Unit, a post he held beginning October 2005. Prior thereto, he held the position of President, Global Technical and Manufacturing of The Gillette Company from January 2004 to October 2005. Mr. Cowhig joined Gillette in 1968, and thereafter served in a variety of roles, including Senior Vice President, Global Manufacturing and Technical Operations—Stationery Products from 1996 to 1997, Senior Vice President, Manufacturing and Technical Operations—Grooming from 1997 to 2000, Senior Vice President, Global Supply Chain and Business Development from 2000 to 2002, and Senior Vice President, Global Manufacturing and Technical Operations from 2002 to 2004. Mr. Cowhig has considerable operational expertise and global leadership experience, and he has demonstrated success in meeting the demands of product innovation by leveraging manufacturing technology with an intense focus on delivering cost reductions. He also has a strong track record for operational success, proven leadership abilities and knowledge of supply chain operations. Mr. Cowhig also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board. Mr. Cowhig is a former member of the Board of Directors of CCL Industries (a global specialty packaging company).

2005

Raymond G. Viault, age 68, retired in January 2005 as Vice Chairman of General Mills, Inc. (a manufacturer and marketer of consumer food products), a post he held since 1996. From 1990 to 1996, Mr. Viault was President of Kraft Jacobs Suchard in Zurich, Switzerland. Mr. Viault was with Kraft General Foods for a total of 20 years, serving in a variety of major marketing and general management positions. Mr. Viault is also a director of VF Corp. (an apparel company). Mr. Viault has broad experience in global brand building and general management and has substantial expertise in international matters and integration of acquired businesses and has made contributions as a board member of other organizations. He also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board. Mr. Viault is a former member of the Board of Directors of Cadbury plc (a manufacturer and marketer of foods and beverages) and Safeway Inc. (a food and drug retailer).

2002

Directors whose present terms continue until 2015

Thomas E. Clarke, age 61, has been President of New Business Ventures of Nike, Inc. (a designer, developer and marketer of footwear, apparel, equipment and accessory products) since 2001. Dr. Clarke joined Nike, Inc. in 1980. He was appointed divisional Vice President in charge of marketing in 1987, corporate Vice President in 1989, General Manager in 1990, and served as President and Chief Operating Officer from 1994 to 2000. Dr. Clarke previously held various positions with Nike, Inc., primarily in research, design, development and marketing. Dr. Clarke also serves on the Board of Directors of Starwood, Inc. (a hotels and resorts company). Dr. Clarke has expertise in global brand management, marketing and product development as well as substantial experience in organizational development and knowledge of supply chain operations. He also played an integral role in the globalization of Nike. He also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board.

2003

Name and Background	Director Since

Elizabeth Cuthbert-Millett, age 56, has been a private investor for more than five years. Ms. Cuthbert-Millett is also an adjunct professor in the school of Environment and Natural Resources at University of Wyoming. Ms. Cuthbert-Millett has substantial institutional knowledge regarding the Company, including its operations and industries, due to her longstanding service to the Board.	1995

Domenico De Sole, age 69, has been the Chairman of Tom Ford International since 2005. Prior thereto he was President and Chief Executive Officer of Gucci Group NV, and Chairman of the Group’s Management Board, a post he held from 1995 to 2004. From 1984 to 1994, Mr. De Sole served as Chief Executive Officer of Gucci America. Prior thereto, Mr. De Sole was a partner with Patton Boggs & Blow (a law firm) from 1970 to 1984. Mr. De Sole also serves on the Board of Directors of GAP, Inc. (a clothing retailer), Ermenegildo Zegna (a manufacturer and marketer of men’s luxury clothing) and is a Member of the Advisory Board of Harvard Law School. Mr. De Sole has extensive global business experience as well as significant expertise in building and developing luxury brands and strengthening global marketing and operations, all of which are relevant to the Company as it invests in growing its premium brands worldwide. Mr. De Sole is a former member of the Boards of Directors of Bausch & Lomb Incorporated (a manufacturer and marketer of eye care products), Delta Air Lines, Inc., Labelux SA (a manufacturer and marketer of luxury apparel), The Procter & Gamble Company and Telecom Italia S.p.A.

2007

Steven J. Strobel, age 55, was the Executive Vice President and Chief Financial Officer and a Director of BlueStar Energy Solutions (a retail electricity supplier) from August 2009 to March 2012, when it was acquired by American Electric Power. Mr. Strobel served as Senior Vice President—Treasurer of Motorola, Inc. (a wireless and broadband communications company) from June 2007 to March 2008. He served as Motorola’s Senior Vice President—Corporate Controller from 2003 to June 2007. From 2000 to 2003, Mr. Strobel was Vice President—Finance and Treasurer for Owens Corning (a manufacturer and marketer of building material and composites systems). From 1996 to 1999, Mr. Strobel served as Owens Corning’s Vice President—Corporate Controller. From 1986 to 1996, Mr. Strobel served in a number of roles with Kraft Foods, a former division of Philip Morris Companies, Inc. (a manufacturer and marketer of consumer products). While at Kraft, he held various financial positions, including Vice President, Finance, Kraft Grocery Products Division; Vice President and Controller, Kraft USA Operations; and Chief Financial Officer, Kraft Foods Canada. Mr. Strobel has substantial experience in financial matters and leadership in both consumer and industrial markets. He also has considerable experience with global, multi-divisional business models and a deep understanding of building brands and driving innovation at well-respected companies. He also has substantial institutional knowledge regarding the Company, including its operations and industries, due to his longstanding service to the Board.

2006

INFORMATION REGARDING BOARD OF DIRECTORS AND COMMITTEES

AND CORPORATE GOVERNANCE

General

The primary responsibility of the Board of Directors is to oversee the affairs of the Company for the benefit of the Company’s stockholders. To assist it in fulfilling its duties, the Board of Directors has delegated certain authority to the Audit Committee, the Organizational Development & Compensation Committee and the Nominating/Governance Committee. The duties and responsibilities of these standing committees are described below under “Committees.”

The Board of Directors has adopted the “Newell Rubbermaid Inc. Corporate Governance Guidelines.” The purpose of these guidelines is to ensure that the Company’s corporate governance practices enhance the Board’s ability to discharge its duties on behalf of the Company’s stockholders. The Corporate Governance Guidelines are available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328. The Corporate Governance Guidelines include:

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a requirement that a majority of the Board will be “independent directors,” as defined under the applicable rules of The New York Stock Exchange, Inc. (“NYSE”) and any standards adopted by the Board of Directors from time to time;

•	a requirement that all members of the Audit Committee, the Organizational Development & Compensation Committee and the Nominating/Governance Committee will be “independent directors”;

•	a requirement that a director submit his or her resignation to the Board for consideration in the event he or she is not elected by a majority of the votes cast in an uncontested election;

•	mandatory director retirement at the annual meeting immediately following the attainment of age 72;

•

regular executive sessions of non-management directors outside the presence of management at least four times a year, provided that if the non-management directors include one or more directors who are not “independent directors” under the applicable NYSE rules, the independent directors also will meet, outside the presence of management in executive session, at least once a year;

•	annual review of the performance of the Board and the Chairman of the Board;

•	regular review of management succession planning and annual performance reviews of the Chief Executive Officer (“CEO”); and

•

the authority of the Board to engage independent legal, financial, accounting and other advisors as it believes necessary or appropriate to assist it in the fulfillment of its responsibilities, without consulting with, or obtaining the advance approval of, any Company officer.

Over the past few years, the Board has responded to several governance issues of interest to stockholders. In 2006, the Board terminated its shareholder rights plan, or poison pill, and adopted a formal procedure in its Corporate Governance Guidelines to address and respond to successful stockholder proposals. In 2007, the Board implemented majority voting for directors; in 2008, stockholders approved a Board-recommended proposal to eliminate supermajority voting requirements in the Company’s charter documents; in February 2010, the Board adopted a “clawback,” or recoupment, policy with respect to the incentive compensation of executive officers; and in 2012, the Board recommended, and stockholders approved, an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of Directors.

The positions of Chairperson of the Board and CEO are usually held by different persons. The Board believes that this separation has served the Company well for many years. However, the Board is free to change this at any time and in the manner it determines to be best for the Company under the then existing circumstances. Should the Chairperson position be held by the CEO, the Board will appoint a lead Director.

Director Independence

Pursuant to the Corporate Governance Guidelines, the Board of Directors undertook its annual review of director independence in February 2013. During this review, the Board of Directors considered whether or not each director has any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and has otherwise complied with the requirements for independence under the applicable NYSE rules.

As a result of these reviews, the Board of Directors affirmatively determined that all of the Company’s current directors are “independent” of the Company and its management within the meaning of the applicable NYSE rules and under the standards set forth in the Corporate Governance Guidelines, with the exception of Michael B. Polk. Mr. Polk is considered an inside director because of his employment as President and CEO of the Company.

Meetings

The Company’s Board of Directors held seven meetings during 2012. All directors attended at least 75% of the Board meetings and meetings of Board committees on which they served with the exception of Domenico De Sole who attended 67% of the meetings. Under the Company’s Corporate Governance Guidelines, each director is expected to attend the annual meeting of the Company’s stockholders. All of the directors attended the 2012 annual meeting of stockholders.

The Company’s non-management directors held four meetings during 2012 separately in executive session without any members of management present. The Company’s Corporate Governance Guidelines provide that the presiding director at each such session is the Chairman of the Board or lead director, or in his or her absence, the person the Chairman of the Board or lead director so appoints. The Chairman of the Board currently presides over executive sessions of the non-management directors.

Committees

The Board of Directors has an Audit Committee, an Organizational Development & Compensation Committee and a Nominating/Governance Committee.

Audit Committee.    The Audit Committee, whose Chair is Dr. Cowen and whose other current members are Mr. De Sole, Mr. Perez-Lizaur, Mr. Strobel and Mr. Todman, met fourteen times during 2012. The Board of Directors has affirmatively determined that each current member of the committee is an “independent director” within the meaning of the applicable U.S. Securities and Exchange Commission (“SEC”) regulations, the applicable NYSE rules and the Company’s Corporate Governance Guidelines. Further, the Board of Directors has affirmatively determined that each of Dr. Cowen, Mr. Strobel and Mr. Todman is qualified as an “audit committee financial expert” within the meaning of the applicable SEC regulations.

The Audit Committee assists the Board of Directors in fulfilling its fiduciary obligations to oversee:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent registered public accounting firm;

•	the performance of the Company’s internal audit function and independent registered public accounting firm; and

•	the Company’s overall risk management profile and the Company’s process for assessing significant business risks.

In addition, the Audit Committee:

•	is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm;

•

has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission by employees of concerns regarding questionable accounting or audit matters; and

•	has the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties.

Organizational Development & Compensation Committee.    The Organizational Development & Compensation Committee, whose Chair is Dr. Clarke and whose other current members are Ms. Cuthbert-Millett, Mr. Strobel, Mr. Todman and Mr. Viault, met eight times during 2012. The Board of Directors has affirmatively determined that each member of the committee is an “independent director” within the meaning of the applicable NYSE rules and the Company’s Corporate Governance Guidelines.

The Organizational Development & Compensation Committee is principally responsible for:

•	assisting the independent directors in evaluating the CEO’s performance and fixing the CEO’s compensation;

•	making recommendations to the Board with respect to incentive-compensation plans, equity-based plans and director compensation;

•	reviewing and approving the compensation for executives other than the CEO; and

•	assisting the Board in management succession planning.

Additional information on the Organizational Development & Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation is addressed below under the caption “Executive Compensation—Compensation Discussion and Analysis.”

Nominating/Governance Committee.    The Nominating/Governance Committee, whose Chair is Mr. Viault and whose other current members are Dr. Clarke, Mr. Conroy, Ms. Cuthbert-Millett and Dr. Montgomery met four times during 2012. The Board of Directors has affirmatively determined that each member of the Nominating/Governance Committee is an “independent director” within the meaning of the applicable NYSE rules and the Company’s Corporate Governance Guidelines.

The Nominating/Governance Committee is principally responsible for:

•	identifying and recommending to the Board of Directors candidates for nomination or appointment as directors;

•	reviewing and recommending to the Board of Directors appointments to Board committees;

•	developing and recommending to the Board of Directors corporate governance guidelines for the Company and any changes to those guidelines;

•

reviewing, from time to time, the Company’s Code of Business Conduct and Ethics and certain other policies and programs intended to promote compliance by the Company with its legal and ethical obligations, and recommending to the Board of Directors any changes to the Company’s Code of Business Conduct and Ethics and such policies and programs; and

•	overseeing the Board of Directors’ annual evaluation of its own performance.

Each of the above committees acts under a written charter that is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com and may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328.

Risk Oversight

The Board of Directors has assigned the oversight of risk management of the Company to the Audit Committee. As set forth in the Audit Committee Charter, the Audit Committee oversees the Company’s overall risk management profile and the Company’s process for assessing significant business risks. The Audit Committee reports to the full Board of Directors at least annually regarding the Committee’s findings. Specifically, the Audit Committee:

•

reviews and discusses with management, the Company’s internal auditors and the Company’s independent auditors (i) the Company’s guidelines and policies to govern risk assessment and risk management, including the risk of fraud, (ii) the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and guidelines, and (iii) the status of the security for the Company’s electronic data processing information systems and the general security of the Company’s people, assets, and information systems;

•

meets or consults with other committees of the Board, as appropriate, to discuss and review the Company’s potential major risk exposures, including but not limited to consultation with the Organizational Development & Compensation Committee to ensure the Company’s compensation programs do not promote excessive risk taking and are not reasonably likely to have a material adverse effect on the Company; and

•

requests management, the Company’s internal auditors and the Company’s independent auditors to identify significant financial risk exposures of the Company and reviews and discusses with management and the independent auditors management’s steps to minimize such financial risk exposures, including reviewing the status of the Company’s financial instruments.

Director Nomination Process

The Nominating/Governance Committee is responsible for identifying and recommending to the Board of Directors candidates for directorships. The Nominating/Governance Committee considers candidates for Board membership who are recommended by members of the Nominating/Governance Committee, other Board members, members of management and individual stockholders. Once the Nominating/Governance Committee has identified prospective nominees for director, the Board is responsible for selecting such candidates. The Board considers candidates for director who are free of conflicts of interest or relationships that may interfere with the performance of their duties.

As set forth in the Corporate Governance Guidelines, the Board seeks to identify as candidates for director a diverse group of persons from various backgrounds and with a variety of life experiences, a reputation for integrity and good business judgment and experience in highly responsible positions in professions or industries relevant to the conduct of the Company’s business. In selecting director candidates, the Board takes into account the current composition and diversity of the Board (including diversity with respect to race, gender and ethnicity) and the extent to which a candidate’s particular expertise and experience will complement the expertise and experience of other directors. The Board has implemented this policy by establishing a set of directors whose makeup includes nine former CEOs or senior executives of large public companies, at least seven who have extensive international experience, one African-American, two women, two who were born and raised outside the United States and two academics. The Board assesses the effectiveness of this policy by conducting an annual review of its own performance to determine whether the Board and the Nominating/Governance Committee are functioning effectively and in compliance with this policy. The Nominating/Governance Committee is responsible for organizing and overseeing the review process and for soliciting the input of all of the directors. From time to time, the Nominating/Governance Committee has engaged the services of global executive search firms to assist the Nominating/Governance Committee and the Board of Directors in identifying and evaluating potential director candidates.

A stockholder who wishes to recommend a director candidate for consideration by the Nominating/ Governance Committee should submit such recommendation in writing to the Nominating/Governance

Committee at the address set forth below under “Communications with the Board of Directors.” A candidate recommended for consideration must be highly qualified and must be willing and able to serve as a director. Director candidates recommended by stockholders will receive the same consideration given to other candidates and will be evaluated against the criteria outlined above.

Communications with the Board of Directors

The independent members of the Board of Directors have adopted the Company’s “Procedures for the Processing and Review of Stockholder Communications to the Board of Directors,” which provide for the processing, review and disposition of all communications sent by stockholders or other interested persons to the Board of Directors. Stockholders and other interested persons may communicate with the Company’s Board of Directors or any member or committee of the Board of Directors by writing to them at the following address:

Newell Rubbermaid Inc.

Attention: [Board of Directors]/[Board Member]

c/o Corporate Secretary

Newell Rubbermaid Inc.

Three Glenlake Parkway

Atlanta, Georgia 30328

Communications directed to the independent or non-management directors should be sent to the attention of the Chairman of the Board or the Chair of the Nominating/Governance Committee, c/o Corporate Secretary, at the address indicated above.

Any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters or violations of the Company’s Code of Ethics for Senior Financial Officers should be sent to the attention of the General Counsel at the address indicated above or may be submitted in a sealed envelope addressed to the Chair of the Audit Committee, c/o General Counsel, at the same address, and labeled with a legend such as: “To Be Opened Only by the Audit Committee.” Such accounting complaints will be processed in accordance with procedures adopted by the Audit Committee. Further information on reporting allegations relating to accounting matters is available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com.

Code of Ethics

The Board of Directors has adopted a “Code of Ethics for Senior Financial Officers,” which is applicable to the Company’s senior financial officers, including the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The Company also has a separate “Code of Business Conduct and Ethics” that is applicable to all Company employees, including each of the Company’s directors and officers. Both the Code of Ethics for Senior Financial Officers and the Code of Business Conduct and Ethics are available under the “Corporate Governance” link on the Company’s website at www.newellrubbermaid.com. The Company posts any amendments to or waivers of its Code of Ethics for Senior Financial Officers or to the Code of Business Conduct and Ethics (to the extent applicable to the Company’s directors or executive officers) at the same location on the Company’s website. In addition, copies of the Code of Ethics for Senior Financial Officers and of the Code of Business Conduct and Ethics may be obtained in print without charge upon written request by any stockholder to the office of the Corporate Secretary of the Company at Three Glenlake Parkway, Atlanta, Georgia 30328.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Various Company policies and procedures, which include the Code of Business Conduct and Ethics (applicable to all executive officers and non-employee directors), the Code of Ethics for Senior Financial Officers and annual questionnaires completed by all Company directors and executive officers, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules. Pursuant to its charter, the Company’s Nominating/Governance Committee considers and makes recommendations to the Board of Directors with respect to possible waivers of conflicts of interest or any other provisions of the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers. Pursuant to the Company’s Corporate Governance Guidelines, the Nominating/Governance Committee also annually reviews the continuing independence of the Company’s nonemployee directors under applicable law or rules of the NYSE and reports its findings to the Board of Directors in connection with its independence determinations.

When the Nominating/Governance Committee learns of a transaction or relationship that may constitute a conflict of interest or may cause a director not to be treated as independent, the Committee determines if further investigation is required and, if so, whether it should be conducted by the Company’s legal, internal audit or other staff or by outside advisors. The Committee reviews and evaluates the transaction or relationship, including the results of any investigation, and makes a recommendation to the Board of Directors with respect to whether a conflict or violation exists or will exist or whether a director’s independence is or would be impaired. The Board of Directors, excluding any director who is the subject of the recommendation, receives the report of the Nominating/Governance Committee and makes the relevant determination. These practices are flexible and are not required by any document.

On January 2, 2013, Mr. Mark S. Tarchetti became the Company’s Executive Vice President and Chief Development Officer. Prior to his employment with the Company, Mr. Tarchetti was the sole shareholder of Tarchetti & Co., a strategic consulting firm. On September 9, 2011, the Company entered into a consulting agreement with Tarchetti & Co. pursuant to which Tarchetti & Co. provided strategic corporate planning and related business services. The agreement was amended on January 1, 2012. As amended, the consulting agreement was terminable by the Company upon 54 days prior written notice and provided for a monthly payment to Tarchetti & Co. of £138,929. During 2012, the Company paid Tarchetti & Co. an aggregate of £1,865,980 for services rendered under the consulting agreement. On December 13, 2012, the Company purchased Tarchetti & Co. for a net purchase price after allowances for cash on hand of $4.35 million.

In addition, in December 2011, the Company requested services from Catherine Turner Ltd. (“CTL”) for senior leadership meeting material development and planning services. Ms. Turner, the principal of CTL, subsequently became the spouse of Mr. Tarchetti in May 2012. Under this arrangement, the Company paid CTL an aggregate amount of $268,000, excluding reimbursement of third-party contractor fees incurred by CTL on the Company’s behalf, for services rendered in 2012 in connection with the material development, planning and execution of the Company’s 2012 and 2013 annual leadership forums, the Company’s February 2013 global sales meeting, and the Company’s May 2012 Analyst Day meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2012, Dr. Clarke, Ms. Cuthbert-Millett, Mr. Strobel, Mr. Todman and Mr. Viault served on the Organizational Development & Compensation Committee. No member of the Organizational Development & Compensation Committee was, during 2012, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. During 2012, none of the Company’s executive officers served on the board of directors or the compensation committee of any other entity, any officers of which served either on the Company’s Board of Directors or its Organizational Development & Compensation Committee.

ORGANIZATIONAL DEVELOPMENT &

COMPENSATION COMMITTEE REPORT

The Organizational Development & Compensation Committee of the Board of Directors has furnished the following report to the stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

The Organizational Development & Compensation Committee of the Company states that the Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained in this Proxy Statement.

Based upon the review and discussions referred to above, the Organizational Development & Compensation Committee recommended to the Board of Directors that the Company’s Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted on behalf of the members of the Organizational Development & Compensation Committee:

Thomas E. Clarke, Chair

Elizabeth Cuthbert-Millett

Steven J. Strobel

Michael A. Todman

Raymond G. Viault

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains the material elements of the compensation of the Company’s named executive officers and describes the objectives and principles underlying the Company’s executive compensation program and decisions made in 2012. For 2012, our named executive officers are:

•	Michael B. Polk, President and Chief Executive Officer;

•	Douglas L. Martin, Executive Vice President and Chief Financial Officer beginning September 4, 2012;

•	William A. Burke, III, Executive Vice President and Chief Operating Officer;

•	James M. Sweet, Executive Vice President, Human Resources and Corporate Communications;

•	Paul G. Boitmann, Senior Vice President, Chief Customer Officer;

•	Juan R. Figuereo, Former Executive Vice President and Chief Financial Officer; and

•	G. Penny McIntyre, Former President, Newell Consumer.

2012 Highlights

In late 2011, the Company launched Project Renewal, a program designed to reduce the complexity of the organization and increase investment in the most significant growth platforms within the business. In October 2012, the Company expanded Project Renewal in order to further simplify and align the business around two key activities—Brand & Category Development and Market Execution & Delivery. As part of the expanded program, the Company’s Consumer and Professional groups were eliminated and the Company’s nine global business units were further streamlined into six business segments. As a result of the expansion of Project Renewal, a number executive departures have occurred, including Penny McIntyre, who left her position as President, Newell Consumer effective November 1, 2012, and Paul Boitmann, who left his position as Senior Vice President and Chief Customer Officer effective January 1, 2013. In addition, William Burke was promoted to the position of Chief Operating Officer effective October 26, 2012. Project Renewal and the related leadership changes are designed to facilitate the implementation of the Company’s Growth Game Plan, its comprehensive strategy designed to fulfill its ambition to build a bigger, faster growing, more global and more profitable company.

During 2012, the Company continued to deliver on its financial commitments. Core sales increased 2.2%, normalized EPS grew 6.9%, from $1.59 per share to $1.70 per share, and the annualized dividend rate was nearly doubled from $0.32 per year to $0.60 per year. For an explanation of core sales and normalized EPS, and a reconciliation of these non-GAAP financial measures to net sales and reported earnings per share, please see Appendix A.

In 2012, the Company’s stock price increased 37.9%, compared to an increase of 23.1% in the Custom Comparator Group, 13.4% in the S&P 500 and 7.3% in the Dow Jones Industrial Average. Since the announcement of Mr. Polk as CEO in June 2011 through the end of 2012, the Company’s stock price has increased from $15.00 to $22.27, an increase of 48.5%. The Company’s 2012 stock price performance as compared to major indices is set forth below:

Over the three-year period ending December 31, 2012, the Company’s total shareholder return (“TSR”) was 57.4%, placing it 6th out of the group of 20 companies remaining from the 2010 custom comparator group. As a result of the Company’s performance in 2012 and the three-year relative TSR results, the Company’s Management Cash Bonus Plan (the “Bonus Plan”) and the performance-based RSUs granted in 2010 paid out at 90.1% and 150%, respectively.

Beginning in 2012, the Committee undertook a comprehensive review of its compensation program to strengthen the alignment with the Company’s long-term strategy. While changes in the compensation program resulting from this review are expected to be implemented over the next few years, in 2012, the Committee made three significant changes to the compensation program:

•

Increased Percentage of Performance-Based Equity Awards.    In order to increase incentives for delivering sustained long-term performance, the long-term incentive plan, or “LTIP”, under the Newell Rubbermaid Inc. 2010 Stock Plan (“2010 Stock Plan”) was revised to increase the percentage of performance-based RSUs awarded to participants. As a result, in February 2012, participants received an LTIP award consisting of 60% performance-based restricted stock units (“RSUs”) and 40% time-based RSUs. Mr. Polk’s award was even more heavily weighted towards performance with 70% of his award value consisting of performance-based RSUs and 30% time-based RSUs. The use of stock options under the LTIP was suspended.

•

Company Focused Annual Incentive Plan.    The Bonus Plan was revised to focus 100% on Company-wide performance, and, therefore, the use of business unit performance metrics was eliminated. Thus, for 2012, all personnel were subject to the same Company-wide performance metrics—core sales, normalized earnings per share and operating cash flow. This change was made to emphasize a One Newell Rubbermaid culture, encourage collaboration among executives and across businesses, and enhance flexibility to make investment choices in the individual businesses in support of the Company’s overall business strategy.

•

Eliminated Tax Gross-Ups in Employment Security Agreements.    In order to align with evolving market practice, beginning with the hiring of Mr. Figuereo in December 2009, the Committee no longer included tax gross up provisions in the Company’s Employment Security Agreements (“ESAs”) for new executive hires. In addition, by the end of 2012, all executive officers with grandfathered ESAs that included tax gross ups voluntarily entered into new ESAs that have no tax gross up provisions.

New 2013 Incentive Plan

The Company’s Board of Directors, based upon the Committee’s recommendation, has adopted a new incentive compensation plan, the Newell Rubbermaid Inc. 2013 Incentive Plan (“2013 Plan”), subject to shareholder approval at the Annual Meeting. The 2013 Plan, if approved by the Company’s stockholders at the Annual Meeting, will replace the 2010 Stock Plan, and also serve as an “umbrella” plan for the Company’s equity-based and cash-based incentive compensation programs. The 2010 Stock Plan will be terminated if the 2013 Plan is approved, although outstanding awards granted under the 2010 Stock Plan will continue to be governed by the terms of the 2010 Stock Plan. The two complementary purposes of the 2013 Plan are to attract, retain and motivate our executives, other selected employees and directors and to link the interests of these individuals with the interests of the Company’s stockholders. It is not expected that the 2013 Plan will result in any material change to the Company’s current equity and cash-based incentive compensation practices.

Compensation Program Objectives

Motivate executives to meet or exceed Company performance goals.    A significant portion of an executive’s total compensation is directly tied to achieving the Company’s performance goals. Each year, the Committee reviews the performance goals and modifies them as appropriate to reflect the Company’s current business objectives and strategies.

Reward individual performance and contributions.    The individual performance evaluation of each executive officer, together with the executive’s contribution to Company performance, generally affects most aspects of each executive’s compensation. For example, individual performance is typically considered in determining an executive’s annual salary, which, in turn, impacts the amount of incentive compensation that the executive could have earned for meeting or exceeding annual performance goals under the Bonus Plan. Annual salary also influences the grant value of RSUs that are granted to the executive under the LTIP. In addition, the CEO considers the individual performance of his direct reports when recommending adjustments, if any, to the grant value for the executive under the LTIP.

Link the financial interests of executives and stockholders.    In 2012, the Committee used performance-based and time-based RSUs to provide long-term incentive compensation and to link the financial interests of its executives with those of its stockholders.

Attract and retain the best possible executive talent.    Successful recruiting and retention of talented executives requires the Company to pay compensation at a competitive level. To do that, the Company obtains information about compensation practices of its relevant competitors, and in 2012, the Company used compensation information compiled from two separate comparator groups.

Determination of Executive Officer Compensation

Summarized in the table below are roles and responsibilities for executive compensation:

Organizational Development & Compensation Committee

•      Reviews Company performance and other factors, and assesses previously formulated executive objectives against the Company’s actual performance.

•      Certifies the payout level of performance awards, if any, for executives.

•      Reviews and recommends to the independent Board members the CEO’s annual compensation, including salary, bonus and long-term incentives.

•      Approves the annual compensation for all executive officers other than the CEO.

•      Reviews and sets performance goals under the Bonus Plan and LTIP.

•      Reviews and approves awards (including the terms and conditions of such awards) under the Bonus Plan and LTIP for all executive officers other than the CEO.

•      Approves any severance agreements, change in control agreements or similar agreements between the Company and its executive officers other than the CEO.

Independent Board Members	• Approve the CEO’s annual compensation, including salary, bonus, and long- term incentive compensation.

Committee Consultant—Frederic W. Cook & Co., Inc.

•      Assists the Committee in reviewing the effectiveness and competitiveness of the Company’s executive compensation programs and policies.

•      Makes recommendations regarding executive compensation consistent with the Company’s business needs, pay philosophy, market trends, and the latest legal and regulatory considerations.

•      Provides market data as background to decisions regarding CEO and senior executive base salary and annual and long-term incentives.

•      Advises the Committee regarding executive compensation best practices.

•      Maintains independence by providing no other services to the Company (the Committee has evaluated its relationship with Frederic W. Cook & Co., Inc. and has determined that no conflict of interest exists with respect to the services Frederic W. Cook & Co., Inc. provides to the Committee).

CEO

•      Recommends to the Committee, in the case of other executive officers, base salary amounts and equity awards and participates in the development of annual Company performance goals under the Bonus Plan.

Other Executives

•      The CEO’s management team plays a prominent role in gathering information for, and by participating in meetings of, the Committee.

•      The CEO works with the Executive Vice President Human Resources regarding recommendations on base salary amounts and equity awards for executives other than the CEO using competitive market data.

•      The Chief Financial Officer assists in developing recommendations on annual performance goals and determining whether financial performance goals were attained by the Company under the Bonus Plan and LTIP.

In making compensation decisions, the Committee considers a number of factors including competitive market data, competitive philosophy, individual and Company performance, skills, experience, complexity of role, and internal equity. The Committee does not use a predetermined formula to make its overall decisions but takes into account all the above factors. However, in deciding each performance component of compensation of the Company’s executive officers, generally including annual incentive and long-term incentive compensation, the Committee ties payment to normalized earnings per share, core sales growth, operating cash flow, and total stockholder return. Such performance goals ensure that for the majority of their compensation, executive officers are aligned with the stockholders’ interest for the immediate and long term.

At the 2012 Annual Meeting of Stockholders, the advisory vote on executive compensation was approved by nearly 77% of shares voted, down from 88% in approval from the prior year. The level of stockholder support on the advisory vote was considered by the Committee and it noted that the reduction in support from the prior year was likely due to the increase in CEO compensation resulting from the transition compensation paid to Mr. Polk in order to compensate him for the substantial amount of long-term compensation foregone at his former employer to join the Company. The Committee believes that Mr. Polk’s ongoing compensation as reflected in the Summary Compensation Table for 2012 is more reflective of the Company’s ongoing compensation program.

Pursuant to Section 14A of the Exchange Act, the Company is required to submit to stockholders a resolution subject to an advisory vote to approve the compensation of the Company’s named executive officers. The Company currently submits the advisory vote on executive compensation annually to stockholders, with a vote being held at our 2013 Annual Meeting. See “Proposal 4—Advisory Vote on Executive Compensation.” The next such vote will occur at our 2014 Annual Meeting of Stockholders.

Competitive Market Data

Custom Comparator Group

For 2012, the Company used a custom comparator group consisting of companies that participate in the various consumer and commercial products industries in which the Company competes. The companies in the custom comparator group represent the Company’s principal competitors for executive talent and reflect companies of similar size, global presence, business complexity and brand recognition. Please see page 33 for a list of the companies in the custom comparator group.

Multiple Industry Index Comparator Group

For 2012, the Company also used compensation information compiled from a multiple industry index of 133 companies. This index includes companies both inside and outside of the consumer products industry in which the Company operates with annual revenues ranging from $3 billion to $12 billion. For 2012, the Company chose to utilize the multiple industry index, in addition to the Company’s custom comparator group, in order to provide a larger pool of data for a more statistically relevant comparison of compensation levels and pay practices. Please see page 34 for a list of the companies in the multiple industry index comparator group.

The Company periodically obtains surveys of the compensation practices of companies in both comparator groups and compares the Company’s executive compensation components with those of the comparator groups. In 2012, the Company used compensation information about the comparator groups as guidance for decisions regarding:

•	the mix of executive compensation that is annual or long-term;

•	the portion of total compensation that is equity or cash; and

•	levels of salary, annual incentive opportunities and long-term incentive opportunities.

For purposes of evaluating relative total shareholder return for performance-based RSUs awarded under the LTIP, the Company uses only the custom comparator group as the most relevant businesses against which the Company competes.

Competitive Philosophy

Each element of the compensation program complements the others and, together, are intended to achieve the Committee’s principal compensation objectives. When decisions about compensation for an executive officer are made, the impact on the total value of all these elements of compensation for the individual is considered. The Committee annually reviews a summary report, or “tally sheet,” which identifies each element of the compensation paid to each executive officer. The Committee uses the summary report to review the overall pay and benefit levels and provide additional perspective on how the executive compensation program meets the Company’s compensation objectives.

The Summary Compensation Table shows the compensation of each named executive officer for the fiscal year ended December 31, 2012. The “Total Compensation” amount shown on the Summary Compensation Table differs from what the Committee views as relevant to its decisions about executive compensation. For example, while retirement benefits constitute a key component of the competitive compensation package offered to executives, and the design and cost of these programs and the benefits they provide are carefully considered, due to the numerous variables involved in calculating their present value, retirement benefits are not viewed as a meaningful measure of annual executive compensation.

For executives, including the named executive officers, as a group, the Committee historically, and in 2012, views the following comparator group percentiles as an indication of the competitive annual compensation level for its executives:

•	50th percentile for base salary;

•	65th percentile for aggregate annual incentive opportunities; and

•	50th percentile for annual long-term incentive opportunities.

Short-term incentive opportunities are targeted at a level higher than the 50th percentile in order to provide a more attractive opportunity that rewards and incents annual performance, which, in turn, encourages efforts to increase stockholder value in the current challenging economic climate. Over the next two years, the Committee expects to transition the annual incentive compensation opportunity to the 50th percentile as part of an effort to provide total direct compensation opportunities commensurate with the market median.

An individual executive’s compensation may vary from these percentiles due to individual performance and other factors, including the breadth of the executive’s responsibility, internal equity, the circumstances surrounding the executive’s initial hiring or promotion to a position with increased responsibilities and the desire to promote executive retention.

Consideration of Individual Performance

The CEO recommends to the Committee, in the case of other executive officers, base salary amounts, equity awards and annual performance goals under the Bonus Plan. As part of the Company’s annual performance evaluation process, each year the CEO and each other executive officer establish that individual’s performance objectives for the coming year. These performance objectives are not intended to be rigid or formulaic, but rather serve as the framework upon which the CEO evaluates the executive officer’s overall performance. The CEO’s evaluation of an executive officer’s performance relative to these objectives is inherently largely subjective, involving a high degree of judgment based on the CEO’s observations of, and interaction with, the executive throughout the year. No single performance objective or group of objectives is material to the CEO’s evaluation of the executive officer’s performance; however, the performance goals that reinforce alignment of Company and stockholder interests dominate any evaluation.

At the beginning of the year, the Committee recommends to the independent members of the Board the CEO’s individual performance objectives. The Committee’s method of evaluation of the CEO’s performance is substantially similar to that used by the CEO to evaluate the other executive officers. As such, the CEO’s performance objectives are not intended to be rigid or formulaic, but rather serve as the framework upon which the Committee evaluates the CEO’s performance. The Committee’s evaluation of the CEO’s overall performance relative to these objectives is inherently subjective, involving a high degree of judgment. No single performance objective or group of objectives is material to the Committee’s evaluation of the CEO’s performance; however, the performance goals that reinforce alignment of Company and stockholder interests dominate any evaluation.

Most of Mr. Polk’s compensation for 2012 was previously established as part of his compensation arrangement agreed to in June 2011. As a result, his individual performance was not a key factor for his

2012 compensation. However, as a result of the Company’s favorable financial results in the latter half of 2011 despite challenging macro-economic conditions as well as the rapid development and implementation of Project Renewal and the Growth Game Plan, the Board determined that his 2012 LTIP compensation should be 528% of his base salary. His June 2011 compensation arrangement had contemplated that his 2012 LTIP award would be between 480% and 575% of his base salary, with a target of 480%.

Key Elements of Executive Compensation

Salary

Salaries provide executives with a base level of income. In setting salaries, the Committee uses the 50th percentile as the general target for an executive’s position. However, salaries of individual named executive officers may be above or below those levels, reflecting individual performance, responsibilities and other relevant factors including breadth, scope and complexity of responsibilities, prior compensation, length of service and internal equity. The relative importance of each of these factors varies from executive to executive and from year to year.

The Committee generally sets annual salaries in February. In February 2012, the Committee approved a salary increase for Mr. Sweet of $13,020, or 2.8%, which was consistent with the increase in salary for Company employees generally in 2012. Messrs. Figuereo, Burke and Boitmann and Ms. McIntyre did not receive salary increases in February 2012. In addition, pursuant to the terms of his compensation arrangement, Mr. Polk’s salary did not increase in 2012.

Mr. Martin was appointed Chief Financial Officer in September 2012 at a salary of $500,000. His salary was subsequently increased in November 2012 to $540,000, a level more commensurate with CFOs at similarly situated companies, but still slightly below the 50th percentile.

In connection with the expansion of Project Renewal, in November 2012, Messrs. Burke and Sweet received salary increases of $100,000 and $56,980, respectively. Mr. Burke’s increase was related to his increase in responsibilities as the Company’s newly appointed Chief Operating Officer, and Mr. Sweet’s to his significant contributions in developing and executing the expansion of Project Renewal, including the redeployment of a significant number of associates into the new delivery/development structure. In February 2012, Mr. Burke received a one-time cash bonus of $10,000 relating to the favorable resolution to a litigation matter impacting one of his businesses. In April 2012, Mr. Martin received a one-time cash bonus of $65,000 in connection with his appointment as Deputy Chief Financial Officer.

The named executive officers’ salaries range from the 40th percentile to the 70st percentile for similar positions of executives in the comparator groups.

Annual Incentive Compensation

The annual incentive program under the Bonus Plan is designed to reward performance that supports short-term performance goals. A cash bonus, measured as a percentage of the executive’s salary, is paid based on the extent to which the performance goals are achieved.

Listed below are the performance goals and relative weight assigned under the Bonus Plan to each for 2012 for the named executive officers:

Performance Goals	Weight	Rationale for the Measure
Core Sales Growth	40%	Incent overall growth
Normalized Earnings Per Share	30%	Incent profitable growth
Operating Cash Flow	30%	Promote the overall health and efficiency of operations

For purposes of measuring attainment of the overall Company performance goals in 2012:

•	the Core Sales Growth goal is the percentage gain of net sales, excluding differences resulting from actual exchange rates in 2012 differing from 2011 exchange rates;

•

the Normalized Earnings per Share (“EPS”) goal excludes the effects of restructuring and restructuring-related charges, one-time charges and other items and is generally based upon what the Company reports as “Normalized” EPS; and

•	the Operating Cash Flow goal is based on the same amount as the Company reports as Operating Cash Flow.

Bonus payments are made only on the Committee’s determination that the performance goals for the year were achieved. The overall Company targets used under the Bonus Plan for 2012 are summarized below:

2012 Bonus Plan Performance Targets

Performance Goal	Target for Payout at 100%	Minimum Threshold for Payout	Performance for Maximum Payout (200%)	Actual Performance
Core Sales	3.0%	1.5%	6.0%	2.2%
Normalized EPS	$1.66	$1.60	$1.78	$1.70
Operating Cash Flow	$575 million	$501 million	$725 million	$618.5 million

If a performance goal is met at the target level, the target bonus is generally paid for that goal. Performance above the target results in payment of a higher percentage of salary up to a pre-established maximum. Performance below the target generally results in a lower bonus payment for that goal if a minimum threshold is met, or no payment if the minimum threshold is not met.

The maximum payout for each measure was equal to 200% of the target cash bonus. The Bonus Plan does not provide for discretion to waive pre-established goals, although the Committee has the discretion to reduce the amount otherwise payable for each performance goal. As a result of the achievement of the performance goals set forth above, the percent of target opportunity paid to each of the named executive officers under the Bonus Plan for 2012 was 90.1%.

For 2012, the amount of bonus under the Bonus Plan paid to each named executive officer appears in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. The table below shows bonus payouts for 2012 to the named executive officers as a percentage of target opportunity and as a percentage of base salary.

Name	Target as % of Base Salary	Actual % of Base Salary Paid
Michael B. Polk	135%	121.6%
Douglas L. Martin	70%/85%	67.6%
William A. Burke	85%	76.6%
James M. Sweet	75%	67.6%
Paul G. Boitmann	65%	58.6%
Juan R. Figuereo	85%	76.6%
G. Penny McIntyre	85%	91.9%

Additional information appears in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” columns of the Grants of Plan-Based Awards table. Pursuant to Mr. Polk’s Compensation Arrangement, in the event his personal use of Company aircraft exceeds $165,000, any amounts in excess of $165,000 are to be deducted from the amount to be paid to him under the Bonus Plan. As a result of this provision, the amount he received under the Bonus Plan was reduced by $83,577. In addition, the applicable target percentage for Mr. Martin was 70% for his salary earned from January through August 2012, and was raised to 85% thereafter in connection with his appointment as Chief Financial Officer. Pursuant to her Separation Agreement, Ms. McIntyre was entitled to a bonus based on base salary that would have been paid to her had she remained employed for a full year, resulting in a higher percentage of base salary paid than the other named executive officers other than the CEO.

In authorizing the payouts under the Bonus Plan for 2012, the Committee noted that despite a continuing challenging economic environment the Company had strong operating cash flow and experienced its second straight year of growth in core sales and normalized EPS. These results came while the Company was undergoing a significant strategic transformation through the implementation of Project Renewal.

The Company believes that the cash bonuses it paid for 2012 to each named executive officer served the Company’s goals to:

•	motivate each of them to achieve Company performance goals and enhance shareholder value; and

•

allow the Company to retain their services because it provided each of them with the opportunity to receive a cash bonus at a competitive level based on the Company’s review of annual incentive and overall compensation paid by the companies in the Company’s comparator groups.

Long-Term Incentive Compensation

Long-term incentive awards granted under the LTIP motivate executives to increase stockholder value over the long term and align the interests of executives with those of stockholders. Under the LTIP, the Committee sets a target award value for each executive (the “LTIP Award Value”) based on competitive data and internal equity. The LTIP Award Value is generally set at the 50th percentile for aggregate long-term incentive opportunities for executives in similar positions in comparator group companies.

The CEO’s recommendation to the Committee for the other executive officers may include an adjustment to the target LTIP Award Value based upon the CEO’s evaluation of the executive officer’s performance. These adjustments are not typically significant. Similarly, when setting the CEO’s equity compensation, the independent members of the Board may adjust the CEO’s LTIP Award Value based upon the Board’s evaluation of the CEO’s performance.

The LTIP Award Values for each of the named executive officers receiving LTIP awards in 2012 were as follows:

Name	LTIP Award Value ($)
Mr. Polk	$6,336,000
Mr. Martin	220,000
Mr. Burke	1,075,000
Mr. Sweet	850,000
Mr. Boitmann	475,000
Mr. Figuereo	1,000,000
Ms. McIntyre	1,100,000

For Mr. Polk, 70% of the LTIP Award Value was provided in performance-based RSUs and 30% in time-based RSUs. For the other named executive officers, 60% of the LTIP Award Value was provided in performance-based RSUs and 40% in time-based RSUs. Each of these awards cliff vests on the third anniversary of the date of grant, except for Mr. Martin’s time-based RSUs, which vest ratably over a three-year period. Mr. Martin’s 2012 LTIP award was made while he was serving as Deputy Chief Financial Officer, and thus reflects his compensation arrangement prior to his promotion to Chief Financial Officer in September 2012. The mix of the awards was driven by the Committee’s intent to have a significant percentage of long-term incentive awards tied directly to total shareholder return and incorporate a retention incentive.

The vesting of performance-based RSUs is subject to the attainment of a relative total shareholder return performance goal. The holder of a performance-based RSU will not receive dividend equivalents at the time dividends are paid. Rather, all such dividend equivalents will be credited to an account for the holder, and will be paid only to the extent that the applicable performance criteria are met and the performance-based RSUs vest. At the end of the vesting period, the number of RSUs and related dividend equivalents, and thus the number of shares of common stock actually issued to the participant, will be adjusted depending on the level of achievement of the total shareholder return performance goal, up to a maximum of 200% of the initial number of performance-based RSUs granted and a minimum of 0% of the initial number of performance-based RSUs granted. Relative total shareholder return and number of performance-based RSUs earned is determined based on the Company’s ranking versus the custom comparator group companies as shown in the table below:

TSR Ranking	Multiplier*
1st	200%
6th	150%
11th	100%
16th	50%
Below 20th	0%

*	Interpolation is used if the Company’s ranking falls between the upper and lower comparator group TSR ranking.

Based upon the above criteria, the named executive officers identified below received the following grants in February 2012 under the LTIP:

Name	Time-Based RSUs	Performance-Based RSUs
Mr. Polk	99,884	233,063
Mr. Martin	4,624	6,936
Mr. Burke	22,595	33,893
Mr. Sweet	17,866	26,799
Mr. Boitmann	9,984	14,976
Mr. Figuereo	21,019	31,529
Ms. McIntyre	23,646	34,682

The awards made to Messrs. Figuereo and Boitmann and Ms. McIntyre were forfeited in connection with their separation from the Company.

In addition to the annual grants under the LTIP, from time to time RSUs will be granted to executive officers in circumstances such as a promotion, a new hire or for retention purposes. On September 28, 2012, in connection with his appointment as Chief Financial Officer, Mr. Martin was awarded 13,000 performance-based RSUs, one-third of which will vest when the Company’s average closing stock price for any twenty continuous trading day period (the “20 Day Price”) equals or exceeds $21.28 (but not earlier than September 28, 2013), one-third of which will vest when the 20 Day Price equals or exceeds $23.21 (but not earlier than September 28, 2014), and the remaining one-third of which will vest when the 20 Day Price equals or exceeds $25.15 (but not earlier than September 28, 2015). On November 6, 2012, in connection with his appointment as Chief Operating Officer, Mr. Burke was awarded 41,099 performance-based RSUs, one-third of which will vest when the Company’s 20 Day Price equals or exceeds $22.69 (but not earlier than November 6, 2013), one-third of which will vest when the 20 Day Price equals or exceeds $24.76 (but not earlier than November 6, 2014), and the remaining one-third of which will vest when the 20 Day Price equals or exceeds $26.82 (but not earlier than November 6, 2015). The performance thresholds applicable to these awards represent stock price increases of 10%, 20% and 30%, compared to the average closing price over the 10 trading days prior to the grant of the award. The Committee believes that these performance-based RSUs help to align stockholder and executive officer interests as superior results support stock price appreciation.

The named executive officers below received the following grants in February 2013 under the LTIP:

Name	Time-Based RSUs	Performance-Based RSUs
Mr. Polk	83,123	193,953
Mr. Martin	20,074	30,111
Mr. Burke	24,535	36,802
Mr. Sweet	16,109	24,163

Grant Policies and Practices

The Company’s practice has been to make annual equity awards and award other incentive compensation to named executive officers at the time of regularly scheduled meetings of the Board of

Directors or the Committee in February of each year. On occasion, the Company makes additional grants to named executive officers, typically in connection with their hiring or promotion or for retention purposes. The Company’s policy is that, except for new hires or certain promotions, all equity awards will be made only at quarterly meetings of the Committee or the Board of Directors, which closely follow the release of the Company’s quarterly or annual financial results.

Incentive Compensation Recoupment Policy

Subject to the discretion and approval of the Board, the Company will require reimbursement and/or cancellation of any bonus or other incentive compensation, including equity-based compensation, awarded to an executive officer after January 1, 2010 where all of the following factors are present: (a) the award was predicated upon the achievement of certain financial results that were subsequently the subject of a material restatement, (b) in the Board’s view, the executive engaged in fraud or willful misconduct that was a significant contributing cause to the need for the restatement, and (c) a lower award would have been made to the executive based upon the restated financial results. In each such instance, the Company will, to the extent permitted by applicable law and subject to the fiduciary duties of the Board, seek to recover the individual executive’s bonus award or other incentive compensation paid or issued to the executive officer in excess of the amount that would have been paid or issued based on the restated financial results. All executive officers have agreed to the terms of this policy.

Stock Ownership Guidelines

Executives and Outside Directors are expected to maintain ownership of Company stock equal to the following applicable market value:

President and CEO	6 times annual salary
CFO, COO and CDO	3 times annual salary
Other Direct Reports to the CEO	2 times annual salary
Outside Directors	5 times annual base retainer

Until their ownership level is met, executives are required to retain 75% of the net after-tax shares received from stock option exercises and the vesting of RSUs. All shares held directly or beneficially, including shares of time-based RSUs, shares of performance-based RSUs for which all performance criteria have been satisfied but have not yet vested due to time-based vesting requirements and shares of Company stock allocated to executives’ accounts held under the Newell Rubbermaid 401(k) Savings and Retirement Plan, count toward attainment of these targets. Unexercised stock options and other unvested performance-based RSUs are not counted. The Committee continues to monitor best practices in this area and in 2012 increased the President and CEO’s requirement to 6 times from 5 times, and outside directors to 5 times from 3 times in response to developing best practices.

Risk Management of Compensation Practices

The Committee considered, with the assistance of management and the independent compensation consultant, whether the Company’s compensation policies and practices in 2012 for its employees, including the named executive officers, would motivate inappropriate levels of risk taking that could have a material adverse effect on the Company. The Compensation Committee determined that there was no such material adverse effect. The Committee noted the following aspects of the executive compensation program that serve to mitigate any potential risk:

•	The program provides an appropriate balance between cash and equity compensation, fixed and variable compensation, and short-term and long-term compensation.

•	Bonus Plan payouts are based on a variety of performance metrics.

•	Bonus Plan and performance-based RSUs are capped at 200% of target.

•	The 2012 LTIP awards are generally subject to a three-year cliff vesting, thus promoting employee development and retention.

•

LTIP design and stock ownership guidelines link executives’ interests to increasing the value of the Company’s common stock over the long-term, thus aligning management’s interest with those of the Company’s stockholders.

•	Executive incentive awards are subject to an incentive recoupment policy.

•	The hedging and pledging of Company securities is prohibited.

Retirement Compensation

The Company provides its eligible executives with retirement benefits that are in addition to those provided to its employees generally in order to provide competitive benefits and assist in attracting and retaining key executives. These retirement benefits for named executive officers are provided using the Newell Rubbermaid Supplemental Executive Retirement Plan (“SERP”) and/or Newell Rubbermaid Inc. 2008 Deferred Compensation Plan (“2008 Plan”), depending upon the executive’s employment date and participation date in these plans.

If the executive was a participant in the SERP before January 1, 2007 (namely, Messrs. Boitmann, Burke, Martin and Sweet), the executive participates in both the SERP and 2008 Plan. Under the 2008 Plan, the executive is credited with annual contribution amounts under his or her SERP Cash Account, at the discretion of the Company, equal to 3% to 6% of annual compensation, depending on age and years of service. Under the SERP, the executive accrues an annual benefit at age 65 equal to a target percentage of his or her average annual compensation, reduced pro rata if credited service is less than 25 years, and is offset by benefits under the Newell Rubbermaid Pension Plan (“Pension Plan”), Social Security and SERP Cash Account.

If the executive was not a participant in the SERP before January 1, 2007 (namely, Messrs. Polk and Figuereo and Ms. McIntyre), the executive participates only in the 2008 Plan. Under the 2008 Plan, the executive is credited with annual contribution amounts under his or her SERP Cash Account, at the discretion of the Company, equal to (1) 3% to 6% of annual compensation over certain limits, depending on age and years of service and (2) 10% of annual compensation. The supplemental 10% contribution is provided in consideration for the executive not participating in the SERP.

Regarding vesting, each named executive officer must satisfy extended vesting requirements before becoming entitled to the retirement benefits. These extended vesting periods encourage executives to remain with the Company until retirement, with certain limited exceptions for early retirement at age 55.

A more detailed discussion of the retirement benefits under the SERP and 2008 Plan appears under “Executive Compensation—Retirement Plans,” below.

Other Compensation

Executive officers are provided other benefits as part of the Company’s executive compensation program which the Committee believes are in line with competitive practices. See the “All Other Compensation” column of the Summary Compensation Table and the related footnotes and narrative discussion. In February 2011, the Committee decided to eliminate the leased vehicle program for executives as well as Company paid tax planning and preparation services in favor of a monthly cash stipend. In lieu of paying for these programs and services, the Company will pay the named executive officers a monthly cash stipend of $1,803. An executive will not receive the full amount of the stipend until the three-year lease on his or her vehicle expires or he or she chooses to purchase the vehicle. Pursuant to the terms of his Compensation Arrangement, Mr. Polk receives a monthly stipend of $3,000 in lieu of these perquisites.

While the Company maintains corporate aircraft primarily for business travel, the Committee believes that it is often in the best interests of the Company from a productivity, safety and security concern that the CEO be permitted to use the aircraft for personal travel. Pursuant to his Compensation Arrangement, Mr. Polk is limited to personal use up to $165,000 annually, with any use in excess of such amount to result in an equivalent reduction in the payout to be received by him under the Bonus Plan. Other named executive officers may use the corporate aircraft for personal travel only in exceptional circumstances.

Additional benefits include:

•	Company contributions to the 401(k) Plan, including Company contributions that match employee deferrals as well as retirement savings contributions;

•	payment of life and long-term disability insurance premiums;

•	annual health examinations encouraged by the Company; and

•

assistance upon a new hire or transfer necessitating relocation, which includes reimbursement of various relocation expenses, a relocation allowance, a bonus for an early sale of the executive’s home and tax assistance on certain taxable reimbursed expenses.

Retirement Guidelines

The Company has established retirement guidelines which provide for vesting and retention of the awards granted under the Newell Rubbermaid Inc. 2003 Stock Plan (“2003 Stock Plan”) and 2010 Stock Plan and benefits provided under the Bonus Plan, SERP and 2008 Plan. In general, the guidelines assign points to a retired executive based on the sum of the executive’s age and completed years of service. The guidelines were established primarily in order to encourage uniform treatment of outstanding equity awards in the event of retirement, to reflect market practice and to reward long-term service to the Company. A more detailed discussion of the accelerated vesting and other benefits available under the retirement guidelines appears in the discussion of each plan under “Executive Compensation—Retirement Plans” and “Potential Payments Upon Termination or Change in Control of the Company,” below.

Deductibility of Compensation

Section 162(m) limits the deductibility of executive compensation paid to the CEO and to each of the three other most highly compensated officers (other than the chief financial officer) of a public company to $1 million per year. However, compensation that is considered qualified “performance-based compensation” generally does not count toward the $1 million deduction limit. Annual salary does not qualify as performance-based compensation under Section 162(m) due to its nature. Amounts paid under the Bonus Plan and equity awards subject to company performance criteria generally qualify as fully deductible performance-based compensation. Any equity awards (other than stock options) not based on Company performance criteria are not likely to be fully deductible by the Company when the restrictions lapse and the shares are taxed as income to an executive officer while he or she is subject to Section 162(m). The Company expects that the majority of compensation, including awards under the Bonus Plan, the exercise of stock options and the vesting of performance-based RSUs will be deductible for Federal income tax purposes.

The Committee considers the tax deductibility of executive compensation as one factor to be considered in the context of its overall compensation philosophy and objectives. However, the Committee will not necessarily limit executive compensation to amounts deductible under Section 162(m), since the Committee desires to maintain the flexibility to structure compensation programs that attract, retain and motivate the best possible executive talent and meet the objectives of the Company’s executive compensation program, and to enhance stockholder value.

Michael Polk’s Compensation Arrangement

In connection with his appointment as President and CEO in July 2011, Mr. Polk entered into a compensation arrangement (“Compensation Arrangement”) with the Company that was the result of arm’s-length negotiation between representatives of Mr. Polk and members of the Board, who received advice and input from the Organizational Development & Compensation Committee’s independent advisor, Frederic W. Cook & Co., Inc.

Mr. Polk’s Compensation Arrangement provides for:

•	Base salary of $1,200,000, with no salary increase prior to April 2014.

•	An annual bonus opportunity under the Bonus Plan, with a target payout equal to 135% of base salary and a maximum payout equal to 270% of base salary.

•	Participation in the Company’s LTIP beginning in 2012, with the value of his award at time of issuance ranging between 385% and 575% of his base salary, with a target of 480% of his base salary.

•

A monthly stipend of $3,000 in lieu of all perquisites other than an executive physical, the cost of which will be paid by the Company, and up to $165,000 for personal use of Company aircraft with any amounts in excess of $165,000 to be deducted from the amount to be paid to him under the Bonus Plan.

•	Eligibility to participate in the 2008 Plan, including the SERP Cash Account component of the 2008 Plan.

•

Participation in the Company’s medical and dental coverage, with eligibility to continue such coverage at COBRA rates until Medicare eligibility is achieved in the event of his retirement as CEO on or after age 55.

In addition, as more fully described under “Potential Payments Upon Termination or Change in Control of the Company—Employment Security Agreements” the Company entered into an Employment Security Agreement, or “ESA”, with Mr. Polk pursuant to which he is entitled to a lump sum severance payment upon a qualified termination following a change in control equal to three times his base salary and target bonus and a pro-rata portion of his bonus for the year of termination, plus other benefits. Mr. Polk’s ESA does not provide for any tax gross-up.

Mr. Polk’s Compensation Arrangement also provides that, in the event he is involuntarily terminated prior to a change in control (except for good cause or a violation of the Company’s Code of Business Conduct and Ethics) or resigns for good reason (as such terms are defined in his ESA), he will be entitled to the following benefits: (i) salary continuation payments for two years, but with all remaining payments paid in a lump sum by the March 15th after the year of termination; (ii) a lump sum cash payment for COBRA continuation of medical and dental coverage for two years equal to the difference between the COBRA premium and coverage rates for active employees; (iii) a pro-rata portion of his annual cash bonus under the Bonus Plan for the year of termination; (iv) vesting of the balance of his SERP Cash Account (including interest accrued thereon); (v) vesting of transition time-based RSUs awarded to him in July 2011; (vi) retention of the transition performance-based RSUs awarded to him in July 2011 to the extent not already vested (the performance criteria with respect to these awards were satisfied in 2012); and (vi) vesting of the stock options awarded to him in July 2011 with a one year exercise window.

James Sweet Retention Agreement

On December 5, 2012, the Company entered into a Retention Agreement with James Sweet for the purpose of incentivizing him to remain employed with the Company through June 2014. The Committee believes the services of Mr. Sweet, who is approaching retirement, will be critical to the successful implementation of Project Renewal and other strategic initiatives throughout the organization. Pursuant to the Retention Agreement, Mr. Sweet’s annual salary will be $535,000 from January 1, 2013 through June 2014. In addition, he will be entitled to a cash bonus of $275,000 upon his retirement provided he has successfully identified, and transitioned his responsibilities to, his successor. In addition, so long as he remains employed through June 2014, he will be entitled to the full vesting of the LTIP awards made to him in 2012 and 2013. He will not receive a 2014 LTIP award.

Employment Agreements

The Company does not generally enter into formal employment agreements with its executive officers. In connection with hiring an executive officer, the Company does make written compensation offers and arrangements. It also has Employment Security Agreements, described below, with its executive officers, which apply only if there is a termination of employment following a change in control of the Company. Executive officers may also receive post-employment benefits under the severance plans described below, with the exact amount dependent on the Company’s discretion.

Employment Security Agreements

The Company has Employment Security Agreements (“ESAs”) with its executives, including the named executive officers and certain key employees. The ESAs provide severance benefits following certain terminations of employment occurring within two years of a change in control of the Company. In August 2009, the Committee determined that it would no longer include tax gross up provisions in ESAs for new hires. As a result, neither Mr. Polk’s nor Mr. Figuereo’s ESA contains a tax gross up provision. Moreover, during 2012 each of Messrs. Burke, Martin and Sweet entered into amended ESAs that eliminate the tax gross up provisions. The decision to exclude tax gross up provisions in ESAs was in response to increasing concern among stockholders about such provisions. Rather, payments and benefits payable to the executive will be reduced to the extent necessary if doing so would result in the executive retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits. Please see the caption “Potential Payments Upon Termination or Change in Control of the Company—Termination of Employment Following a Change in Control—Employment Security Agreements” below for a discussion of the terms of the ESAs.

The Company believes that the protections afforded by the ESAs are a valuable incentive for attracting and retaining top managers. It believes that the ESAs are particularly important because the Company does not generally have employment agreements or long-term employment arrangements with its executives. The Company also believes that, in the event of an extraordinary corporate transaction, the ESAs could prove crucial to the Company’s ability to retain top management through the transaction process. In addition, the Company believes that the benefits provided under the ESAs represent fair and appropriate consideration for the agreement of the executives to the restrictive covenants in the ESAs that prohibit them from competing with the Company and from soliciting Company employees for 24 months following a termination of employment. The benefits provided under the ESAs were determined to be at levels appropriate and competitive with the benefits provided under similar arrangements of companies in the Company’s comparator groups. The Committee, with the assistance of its independent compensation consultant, continues to monitor best practices with respect to ESAs.

Severance Plans

The Company maintains two severance plans that provide benefits to non-union employees who are involuntarily terminated. The Newell Rubbermaid Supplemental Unemployment Pay Plan (“Supplemental Plan”) is designed so that its monetary severance benefit is not subject to FICA tax. The Newell Rubbermaid Excess Severance Pay Plan (“Excess Plan”) provides severance benefits that do not qualify for the exemption from FICA tax.

The Supplemental Plan supplements state unemployment benefits with respect to those employees whose employment is generally terminated involuntarily without cause. If an employee is eligible, the amount of the benefit provided under the Supplemental Plan is determined by the number of years of service the employee has provided to the Company with one week of pay for each year of service (up to a maximum of 25 weeks). The amount of the severance benefit provided under the Supplemental Plan is reduced by an estimate of amounts to which an employee may be entitled under any federal, state or local unemployment pay program. The Excess Plan provides severance benefits and a Company-subsidized medical benefit for certain non-union employees whose employment is involuntarily terminated. The Company in its sole discretion determines eligibility for Excess Plan benefits, as well as the amount and duration of those benefits.

The named executive officers may become entitled to severance benefits under the Excess Plan and/or the Supplemental Plan. The Company considers the executive’s position in the Company in addition to length of service in determining the amount and duration of the severance benefit. The Company believes that appropriate severance benefits are essential to attracting and retaining talented executives.

Figuereo Separation Agreement

On September 2, 2012, the Company entered into a Separation Agreement and General Release with Juan R. Figuereo, Executive Vice President and Chief Financial Officer under which he would no longer serve as the Company’s Executive Vice President and Chief Financial Officer as of September 4, 2012.

Pursuant to the agreement, Mr. Figuereo was entitled to receive base salary continuation through May 2013 as well as a full bonus payment under the Bonus Plan for 2012, subject to the satisfaction of the applicable performance criteria. He was also entitled to continued coverage under the Company’s health and dental programs during the salary continuation period, at active employee rates, as well as continued use of his Company-leased car through January 1, 2013.

Mr. Figuereo also retained all stock options and RSUs that were scheduled to vest prior to February 28, 2013, and is permitted to exercise all options then vested through May 31, 2013. All other stock options and RSUs held by Mr. Figuereo were forfeited.

Until May 31, 2014, Mr. Figuereo is prohibited from acting as a senior financial executive on behalf of a U.S. based competitor of the Company and from soliciting certain Company employees. The agreement also contains a release of claims provision.

McIntyre Separation Agreement

The Company entered into a Separation Agreement and General Release with Ms. McIntyre on October 24, 2012 under which she would no longer serve as the Company’s President, Newell Consumer Group, effective as of November 1, 2012. Under the agreement, Ms. McIntyre is entitled to: (1) continued base pay for 73 weeks or, if earlier, until she finds alternative employment, (2) a full bonus payment under the Bonus Plan for 2012, subject to the satisfaction of the applicable performance criteria, (3) continued health coverage at the same cost for active employees during the salary continuation period, provided she elects her COBRA benefit and pays the applicable premiums, (4) continued use of a Company leased vehicle during the severance period, (5) a stipend of $30,000 to use for outplacement services, and (6) 20% vesting of any non-vested portion of her SERP Cash Account under the 2008 Plan. The agreement also provides Ms. McIntyre with a reemployment bonus equal to 50% of her remaining salary continuation payments in the event she finds suitable employment before the end of the severance period.

Ms. McIntyre’s outstanding stock option and RSU awards are treated as follows: (i) her June 15, 2009 stock option award, which vested on June 15, 2012, was exercisable through January 31, 2013; (ii) her February 10, 2010 stock option award vested on February 11, 2013, and is exercisable through June 30, 2013; (iii) her February 9, 2011 stock option award will vest on February 9, 2014, and be exercisable through June 30, 2014; and (iv) her February 9, 2010, February 10, 2010 and February 9, 2011 RSU awards, will vest pursuant to their original terms, subject to any applicable performance conditions. The RSU awards made to her on February 8, 2012 have been be forfeited.

Until October 15, 2014, Ms. McIntyre is prohibited from competing with the Company’s writing instrument, internet postage or labeling technology business and from soliciting certain Company employees. The agreement also contains a release of claims provision.

Boitmann Separation Agreement

The Company entered into a Separation Agreement and General Release with Mr. Boitmann on November 2, 2012 under which he would no longer be employed by the Company as of March 31, 2013. While he remains employed through March 31, 2013, as a result of various changes in the organization, Mr. Boitmann no longer served as an executive officer of the Company as of January 1, 2013. Under the Separation Agreement, Mr. Boitmann is entitled to: (1) continued base pay for 61 weeks or, if earlier, until he finds alternative employment, (2) a full bonus payment under the Bonus Plan for 2012, subject to the satisfaction of the applicable performance criteria, (3) continued health coverage at the same cost for active employees during the salary continuation period, provided he elects his COBRA benefit and pays the applicable premiums, (4) continued use of a Company leased vehicle during the severance period, (5) a stipend of $35,000 to use for outplacement services, and (6) full vesting in any non-vested portion of his SERP Cash Account under the 2008 Plan. The agreement also provides Mr. Boitmann with a reemployment bonus equal to 50% of his remaining salary continuation payments in the event he finds suitable employment before the end of the severance period.

Mr. Boitmann’s outstanding stock option and RSU awards are treated as follows: (i) his February 10, 2010 stock option award vested on February 11, 2013, and is exercisable through June 30, 2013; (ii) his

February 9, 2011 stock option award will vest on February 9, 2014, and be exercisable through June 30, 2014; and (iii) his February 10, 2010 and February 9, 2011 RSU awards will vest pursuant to their original terms, subject to any applicable performance conditions. The RSU awards made to him on February 8, 2012 have been forfeited.

Until September 30, 2014, Mr. Boitmann is prohibited from competing with the Company and from soliciting certain Company employees. The agreement also contains a release of claims provision.

Each of the above severance agreements were the result of arm’s length negotiations, involved the input and advice of the Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc., and provide benefits similar, but in addition to, those the executive would have received under the Company’s Severance Plans, as well as additional benefits with respect to certain outstanding equity awards and retirement plans to reflect each executive’s significant contribution to the past and future success of the Company. Each of the agreements also imposes certain non-compete, non-solicit and confidentiality obligations upon the executives which the Company determined are in the Company’s best interests to secure.

Custom Comparator Group

The following 22 companies were in the Company’s custom comparator group for 2012:

3M Company	Energizer Holdings, Inc.
Avery Dennison Corporation	Group Seb
The Bic Group	Illinois Tool Works Inc.
Campbell Soup Co.	Jarden Corp.
Church & Dwight Inc.	Kimberly-Clark Corporation
The Clorox Company	Masco Corporation
Colgate-Palmolive Company Cooper Industries, Ltd.	Mattel, Inc. Reckitt-Benckiser Group PLC
Danaher Corporation	Stanley Black & Decker Inc.
Dorel Industries Inc.	The Sherwin-Williams Company
Ecolab Inc.	Tupperware Brands Corporation

For 2013, the Committee added Snap-On Inc. to the custom comparator group as Cooper Industries, Ltd. was acquired in 2012.

Multiple Industry Index Comparator Group

The following 133 companies were in the Company’s multiple industry index comparator group for 2012:

Advance Auto Parts, Inc.

AECOM Technology Corporation

Air Products and Chemicals, Inc.

Alaska Airlines

Alcon Laboratories, Inc.

Allegheny Technologies

Allergan, Inc.

Alliant Techsystems Inc.

Amway

Anixter International Inc.

Apollo Group

ArvinMeritor, Inc.

Automatic Data Processing, Inc.

Avery Dennison Corporation

Avis Budget Group, Inc.

Avon Products, Inc.

Ball Corporation

BorgWarner Inc.

The Brink’s Company

Cameron International Corporation

Campbell Soup Co.

Chicago Bridge and Iron Company

Chiquita Brands International, Inc.

The Clorox Company

Con-way, Inc.

Constellation Brands, Inc.

Cooper Industries, Ltd.

Corn Products International Inc.

Covidien

CSX Corporation

Cummins, Inc.

Danaher Corporation

Dean Foods Company

Del Monte Foods Company

Diageo North America, Inc.

Diversey, Inc.

Dole Food Company, Inc.

Eastman Chemical Company

Eastman Kodak Company

Eaton Corporation

Ecolab Inc.

Energizer Holdings, Inc.

Expeditors International

Federal-Mogul Corporation

Fiserv, Inc.

Flowserve Corporation

Fortune Brands, Inc.

Foster Wheeler Corporation

Gannett Co., Inc.

Goodrich Corporation

Graphic Packaging Corporation

H&R Block, Inc.

H.J. Heinz Company

Hallmark Cards, Inc.

Hanesbrands, Inc.

Harley-Davidson Motor Company, Inc.

Hasbro, Inc.

Henkel of America, Inc.

The Hershey Company

Hexion Specialty Chemicals, Inc.

Hormel Foods Corporation

Hyatt Hotels Corporation

Insight Enterprises, Inc.

Interpublic Group of Companies, Inc.

ITT Corporation

Jarden Corp.

Joy Global Inc.

Kohler Company

L’Oreal USA, Inc.

Land O Lakes, Inc.

Leggett & Platt Inc.

Levi Strauss & Co.

Lorillard Tobacco Company

Marriott International, Inc.

Masco Corporation

Mattel, Inc.

McCormick & Company, Inc.

McGraw-Hill Companies

MeadWestvaco Corporation

Mohawk Industries

Molson Coors Brewing Company

Nalco Company

NCR Corporation

Nestlé Purina PetCare Company

Nestlé USA

NewPage Corporation

The Nielsen Company

Nintendo of America

Oshkosh Truck Corporation

Owens Corning

Owens-Illinois, Inc.

PACCAR Inc.

Pactiv Corporation

Pitney Bowes, Inc.

Praxair, Inc. R.R. Donnelly & Sons Company

Reynolds American Inc.

Robert Bosch Corporation Rockwell Automation, Inc.

Royal Caribbean Cruises Ltd.

Ryder System, Inc.

S.C. Johnson & Son, Inc.

SAIC, Inc.

Schneider Electric USA

Schreiber Foods Inc.

The Scotts Miracle-Gro Company

Sealed Air Corporation

The ServiceMaster Company

The Sherwin-Williams Company

J.M. Smucker Co.

Sonoco Products Company

Starwood Hotels & Resorts Worldwide, Inc.

Synnex Corporation

Temple-Inland Inc.

Terex Corporation

Textron Inc.

The Timken Company

TRW Automotive Inc.

Tyco Electronics Corporation

Unisys Corporation

URS Energy & Construction

USG Corporation

UTI Worldwide Inc.

Visteon Corporation

W.W. Grainger, Inc.

Warner Bros. Entertainment Inc.

Waste Management, Inc.

The Western Union Company

Westinghouse Electric Co.

Weyerhaeuser Company

Wm. Wrigley Jr. Company

Wolters Kluwers

Wyndham Worldwide Corporation

2012 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)		Option Awards ($)(3)			Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)		All Other Compensation ($)	Total ($)
Michael B. Polk, President and Chief Executive Officer	2012 2011	$1,200,000 550,000	$	— 2,558,000	$6,335,981 14,282,328		$	— 1,099,997		$1,459,680 —	(5)	$	— —	$611,340 282,396	$9,607,001 18,772,721
Douglas L. Martin, Executive Vice President and Chief Financial Officer	2012	464,792		65,000	439,203			—		314,016			793,717	55,845	2,132,573
Juan R. Figuereo, Former Executive Vice President, Chief Financial Officer	2012 2011 2010	545,000 542,917 520,000		— — —	2,194,849 692,992 738,560	(6)		383,967 284,654 252,164	(6)	417,415 214,126 535,860			— — —	141,897 185,910 204,881	3,683,128 1,920,599 2,251,465
William A. Burke, III, Executive Vice President and Chief Operating Officer	2012 2011 2010	576,667 543,333 538,750		10,000 50,000 —	1,847,880 654,498 654,720			— 268,846 261,844		441,669 206,955 509,550			503,202 451,997 199,632	107,396 126,430 99,332	3,486,814 2,302,059 2,263,828
James M. Sweet, Executive Vice President, Human Resources and Corporate Communications	2012	487,595		—	2,052,375	(7)		—		329,517			274,015	106,994	3,250,496
Paul G. Boitmann, Sr. Vice President, Chief Customer Development Officer	2012	422,500		—	1,262,464	(8)		244,309	(8)	247,458			499,466	85,894	2,762,091
G. Penny McIntyre, Former President, Newell Consumer	2012 2011 2010	483,333 531,250 486,667		30,000 25,000 —	2,886,856 692,992 738,560	(9)		506,349 284,654 294,272	(9)	444,222 189,570 587,699			— — —	144,002 207,528 184,091	4,494,762 1,930,994 2,291,289

(1)	Bonus Amounts. In April 2012, Mr. Martin received a cash retention payment of $65,000. In February 2012, Mr. Burke received a cash payment of $10,000 in connection with the successful resolution of litigation impacting one of his businesses. In July 2011, Mr. Polk received a $1,100,000 signing bonus. In addition, as part of his Compensation Arrangement, Mr. Polk was entitled to a bonus of no less than 90% of target (135% of his full year salary ($1,200,000)), or $1,458,000, under the Bonus Plan for 2011, which was paid in February 2012. In November 2012, Ms. McIntyre received a lump sum payment of $30,000 in lieu of outplacement services in connection with her separation agreement. In February 2011, in lieu of a salary increase, Mr. Burke received a lump sum payment of $15,000. In November 2011, in connection with the implementation of Project Renewal, Mr. Burke and Ms. McIntyre received lump sum payments of $35,000 and $25,000 respectively.

(2)

Stock Awards.    This column shows the grant date fair value of awards of time-based and performance-based RSUs granted to the executive officers in the years indicated computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. In February 2012, performance-based RSUs were awarded in the following amounts: Mr. Polk, 233,063 RSUs; Mr. Martin, 6,936 RSUs; Mr. Figuereo, 31,529 RSUs; Mr. Burke, 33,893 RSUs; Mr. Sweet, 26,799 RSUs; Mr. Boitmann, 14,976 RSUs; and Ms. McIntyre, 34,682 RSUs. The grant date fair values of these performance-based RSU awards are based on the probability of outcomes possible under the RSUs and the shares the recipient would receive under each of the outcomes. The values of the February 2012 performance-based RSUs on the grant date assuming that the performance condition will be achieved at the maximum level are $8,870,378, $263,984, $1,199,994, $1,289,968, $1,019,970, $569,987 and $1,319,997, respectively. In September of 2012, Mr. Martin was awarded 13,000 performance-based RSUs, and in November 2012, Mr. Burke was awarded 41,099 performance-based RSUs. These performance-based RSUs differ from those awarded in February 2012 in that they may vest only if certain stock price criteria are met within a specified period of time, and may not be adjusted up or down. The value of these performance-based RSUs on the grant date is $219,216 for Mr. Martin and $772,913 for Mr. Burke. See the Stock-Based Compensation Footnote to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for an explanation of the assumptions made by the Company in the valuation of the awards shown in this column. Details regarding 2012 stock awards can be found in the table “2012 Grants of Plan-Based Awards.” Details regarding the 2012, 2011 and 2010 stock awards that are still outstanding can be found in the table “Outstanding Equity Awards At 2012 Fiscal Year End.”

(3)	Option Awards. The amounts in this column represent the grant date fair value of awards of stock options made to the named executive officers in the years indicated, or with respect to Messrs. Figuereo and Boitmann and Ms. McIntyre for 2012, modified as set forth in footnotes (6), (8) and (9) below, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See the Stock-Based Compensation Footnote to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for an explanation of the assumptions made by the Company in the valuation of the Company’s option grants. Details regarding 2012 stock option modifications can be found in the table “2012 Grants of Plan-Based Awards.” Details regarding 2011 and 2010 stock option awards that are still outstanding can be found in the table “Outstanding Equity Awards At 2012 Fiscal Year-End.”

(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts in this column represent the annual net increase (but not less than zero) in the present value of accumulated benefits under the SERP and the Company’s Pension Plan for the years ended December 31, 2012, 2011 and 2010 (the measurement dates for reporting purposes of these plans in the Company’s Form 10-K filings) for those named executive officers who participate in these plans. Mr. Martin’s amount includes $1,905 in above market earnings under the Newell Co. Deferred Compensation Plan. Mr. Boitmann’s amount includes $8,231 and $10,255 in above market earnings under the Newell Rubbermaid 2002 Deferred Compensation Plan and the 2008 Plan, respectively. No other named executive officer participated in a plan with above-market earnings. Messrs. Polk and Figuereo and Ms. McIntyre do not participate in either the SERP or the Pension Plan. Mr. Sweet participates in the SERP, but not the Pension Plan. Messrs. Martin, Burke and Boitmann participate in both the SERP and the Pension Plan. The present values of accumulated benefits under the SERP and Pension Plan were determined using assumptions consistent with those used for reporting purposes of these plans in the Company’s Form 10-K for each year, with no reduction for mortality risk before age 65. Please refer to Footnote (2) to the 2012 Pension Benefits table for additional information regarding the assumptions used to calculate the amounts in this column for 2012.

(5)	Reduction of Mr. Polk’s Award under the Bonus Plan. As described in the Compensation Discussion and Analysis section above, in connection with Mr. Polk’s Compensation Arrangement any amounts in excess of $165,000 for his personal use of Company-owned aircraft are required to be deducted from the amount to be paid to him under the Bonus Plan. As a result of this provision, the amount paid to Mr. Polk under the Bonus Plan for 2012 was reduced by $83,577 from $1,459,680 to $1,376,103.

(6)	Mr. Figuereo’s Separation Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Mr. Figuereo’s separation from the Company, certain of his awards were modified as follows: (i) he was permitted to retain stock options awarded to him in 2009 and 2010 which will vest on their original vesting dates; and (ii) he was permitted to retain time-based and performance–based RSUs awarded to him in 2009 and 2010 which will vest on their original vesting dates. The value of these modified awards on the date of modification is reflected in the Option Awards column as $383,967 and in the Stock Awards column as $1,194,861. Given that a significant portion of the original grant date fair value of these awards had been expensed prior to the modification, the modifications resulted in a net expense reversal in the case of the Option Awards and a non-cash charge significantly less than the value reported in the Stock Awards column (a net expense reversal of $87,562 for the stock options and a charge of $358,446 for the RSUs). Amounts in the Stock Awards and Option Awards columns also include the grant date fair values of the 2012 awards forfeited by Mr. Figuereo as a result of his separation from the Company: 21,019 time-based RSUs ($399,992) and 31,529 performance-based RSUs ($599,997).

(7)

Mr. Sweet’s Retention Agreement.    As described in the Compensation Discussion and Analysis section above, in connection with Mr. Sweet’s retention agreement with the Company, the RSUs awarded to him in 2012 were modified to allow him to retain the full award upon his expected retirement in June

2014. The value of these modified awards on the date of modification is reflected in the Stock Awards column as $1,202,400, while the original grant date fair value of the awards is $849,975. As a result, the Total and Stock Awards columns include two amounts related to the same award. Had the value of the original grant been excluded from the Stock Awards column, the amount reported in the Total column for Mr. Sweet would have been reduced by $849,975.

(8)	Mr. Boitmann’s Separation Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Mr. Boitmann’s separation from the Company, certain of his awards were modified as follows: (i) he was permitted to retain stock options awarded to him in 2010 and 2011 which will vest on their original vesting dates; and (ii) he was permitted to retain time-based and performance-based RSUs awarded to him in 2010 and 2011 which will vest on their original vesting dates. The value of these modified awards on the date of modification is reflected in the Option Awards column as $244,309 and in the Stock Awards column as $787,475. Given that a significant portion of the original grant date fair value of these awards had been expensed prior to the modification, the modifications resulted in non-cash charges significantly less than the value reported in the Option Awards and Stock Awards columns ($65,152 for the stock options and $333,142 for the RSUs). Amounts in the Stock Awards and Option Awards columns also include the grant date fair values of the 2012 awards forfeited by Mr. Boitmann as a result of his separation from the Company: 9,984 time-based RSUs ($189,996) and 14,976 performance-based RSUs ($284,993).

(9)	Ms. McIntyre’s Separation Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Ms. McIntyre’s separation from the Company, certain of her awards were modified as follows: (i) she was permitted to retain stock options awarded to her in 2010 and 2011 which will vest on their original vesting dates; and (ii) she was permitted to retain time-based and performance–based RSUs awarded to her in 2010 and 2011 which will vest on their original vesting dates. The value of these modified awards on the date of modification is reflected in the Option Awards column as $506,349 and in the Stock Awards column as $1,776,874. Given that a significant portion of the original grant date fair value of these awards had been expensed prior to the modification, the modifications resulted in non-cash charges significantly less than the value reported in the Option Awards and Stock Awards columns ($92,215 for the stock options and $717,742 for the RSUs). Amounts in the Stock Awards and Option Awards columns also include the grant date fair values of 2012 awards forfeited by Ms. McIntyre as a result of her separation from the Company: 23,646 time-based RSUs ($449,983) and 34,682 performance-based RSUs ($659,998).

Salary.    The “Salary” column of the Summary Compensation Table shows the salaries paid in the years indicated to each of the named executive officers. Salary increases, if any, for each year are generally approved in February of that year.

Bonus.    The “Bonus” column of the Summary Compensation Table shows special bonus, guaranteed minimum bonuses under the Bonus Plan and similar one-time, lump sum payments to the named executive officers paid during the year which are separate from Non-Equity Incentive Plan Compensation.

Stock Awards.    The amounts in the “Stock Awards” column of the Summary Compensation Table consist of the grant date fair value of awards of RSUs for each named executive officer as well as the value of modified awards that would have been forfeited absent such modifications.

Option Awards.    The amounts in the “Option Awards” column of the Summary Compensation Table consist of the grant date fair value of the awards of stock options for each named executive officer as well as the value of modified awards that would have been forfeited absent such modifications.

Non-Equity Incentive Plan Compensation.    The “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table shows the cash bonus the Company awarded under the Management Cash Bonus Plan to each named executive officer. The Company pays all of these amounts, if any, in the month of March following the year in which they are earned. Additional explanation of the non-equity incentive plan compensation for each named executive officer appears above under the caption “Compensation Discussion and Analysis – Key Elements of Executive Compensation – Annual Incentive Compensation” and below in the footnotes to the 2012 Grants of Plan-Based Awards table.

All Other Compensation.    The “All Other Compensation” column of the Summary Compensation Table reflects the following amounts for each named executive officer in 2012.

Name	Personal Use of Aircraft (1)	Other Perquisites and Personal Benefits (2)	401(k) Savings and Retirement Plan (3)	SERP Cash Account Credit (4)	Insurance Premiums (5)	Severance Payments (6)	Total
Michael B. Polk	$165,000	$38,245	$20,000	$386,200	$1,895	$—	$611,340
Douglas L. Martin	—	19,073	22,500	10,388	3,884	—	55,845
Juan R. Figuereo	—	16,173	17,251	106,460	2,013	—	141,897
William A. Burke	3,210	26,451	22,500	50,200	5,035	—	107,396
James M. Sweet	—	34,401	22,500	43,526	6,567	—	106,994
Paul G. Boitmann	—	21,638	22,500	37,708	4,048	—	85,894
G. Penny McIntyre	13,300	20,455	10,000	—	3,580	96,667	144,002

(1)	Personal Use of Aircraft. This column shows the estimated incremental cost to the Company in 2012 of providing personal use of Company-owned aircraft to Messrs. Polk and Burke and Ms. McIntyre. The estimated cost of aircraft usage by the named executive officers is determined by multiplying flight hours by an average estimated hourly cost of operating the aircraft. The hourly cost is calculated at the beginning of each year by dividing total budgeted variable expenses, such as fuel, equipment repair, supplies, pilot lodging, meals and transportation, airport services and aircraft catering, by estimated flight hours for the year. With respect to Mr. Polk, any amounts exceeding $165,000 are deducted from amounts to be paid to him under the Bonus Plan. Since the cost of providing personal use of Company-owned aircraft to Mr. Polk in 2012 was $248,577, the amount paid to him under the Bonus Plan was reduced by $83,577.

(2)	Other Perquisites and Personal Benefits. The amounts in this column consist of (a) the incremental cost to the Company of providing personal use of a leased Company automobile to each named executive officer or a monthly stipend in lieu thereof as the Company transitions away from the leasing program; and (b) all amounts paid by the Company for physical examinations of Messrs. Polk, Martin, Burke and Sweet and Ms. McIntyre, which are permitted pursuant to Company policy.

(3)	401(k) Savings and Retirement Plan. This column shows the amount of all Company matching and retirement contributions made for 2012 under the 401(k) Plan on behalf of each named executive officer.

(4)	SERP Cash Account Credit. Each of the named executive officers is eligible to participate in the 2008 Plan, including the SERP Cash Account feature. This column shows the employer contribution for 2012 (exclusive of employee deferrals) which was credited to each named executive officer’s SERP Cash Account in 2013, as described below under “2008 Deferred Compensation Plan.”

(5)	Insurance Premiums. This column shows all amounts paid by the Company on behalf of each named executive officer in 2012 for (a) life insurance premiums: Mr. Polk, $1,222; Mr. Martin, $1,030; Mr. Figuereo, $1,870; Mr. Burke, $1,222; Mr. Sweet, $2,592; Mr. Boitmann, $1,089; and Ms. McIntyre, $953; and (b) long-term disability insurance premiums: Mr. Polk, $673; Mr. Martin, $2,854; Mr. Figuereo, $143; Mr. Burke, $3,813; Mr. Sweet, $3,975; Mr. Boitmann, $2,959; and Ms. McIntyre, $2,627.

(6)	Severance Payments. This column shows salary continuation payments made to Ms. McIntyre in 2012 pursuant to her separation agreement.

2012 Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number Of Shares Of Stock Or Units (#)(6)	All Other Option Awards: Number Of Securities Underlying Options (#)(7)	Exercise Or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(8)
		Thresh- old ($)(3)	Target ($)(4)	Maxi- mum ($)(5)	Thresh- old (#)	Target (#)	Maxi- mum (#)
Michael B. Polk	2/8/2012				—	233,063	466,126				4,435,189
	2/8/2012							99,884			1,900,793
	2/8/2012	—	1,620,000	2,900,000
Douglas L. Martin	2/8/2012				—	6,936	13,872				131,992
	2/8/2012							4,624			87,995
	9/28/2012					13,000	13,000				219,216
	2/8/2012	—	348,510	697,021
Juan R. Figuereo(9)	2/8/2012				—	31,529	63,058				599,997
	2/8/2012							21,019			399,992
	2/8/2012	—	463,250	926,500
	9/4/2012					25,080	50,160				405,619
	9/4/2012							18,920			339,992
	9/4/2012							10,000			179,700
	9/4/2012							15,000			269,550
	9/4/2012								50,000	14.94	161,500
	9/4/2012								52,100	13.64	222,467
William A. Burke	2/8/2012				—	33,893	67,786				644,984
	2/8/2012							22,595			429,983
	2/8/2012	—	490,167	980,334
	11/6/2012				—	41,099	41,099				772,913
James M. Sweet(10)	2/8/2012				—	26,799	53,598				509,985
	2/8/2012							17,866			339,990
	2/8/2012	—	365,696	731,392
	12/5/2012				—	26,799	53,598				814,529
	12/5/2012							17,866			387,871
Paul G. Boitmann(11)	2/8/2012				—	14,976	29,952				284,993
	2/8/2012							9,984			189,996
	2/8/2012	—	274,625	549,250
	11/2/2012							6,860			144,334
	11/2/2012				—	9,146	18,292				153,927
	11/2/2012							9,460			199,038
	11/2/2012					12,540	25,080				290,176
	11/2/2012								25,500	13.64	179,265
	11/2/2012								17,532	19.68	65,044
G. Penny McIntyre(12)	2/8/2012				—	34,682	69,364				659,998
	2/8/2012							23,646			449,983
	2/8/2012	—	493,000	986,000
	10/24/2012							10,000			202,600
	10/24/2012							15,091			305,744
	10/24/2012				—	20,122	40,244				326,178
	10/24/2012							18,920			383,319
	10/24/2012				—	25,080	50,160				559,033
	10/24/2012								60,800	13.64	380,608
	10/24/2012								38,571	19.68	125,741

(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards. Potential payouts under the Bonus Plan were based on performance in 2012. Thus, the information in the “Target” and “Maximum” columns reflects the range of potential payouts when the performance goals were set in February 2012.

(2)	Estimated Future Payouts Under Equity Incentive Plan Awards. Except as described below in footnotes (9), (10), (11) and (12) with respect to modification of awards made to Messrs. Figuereo, Sweet and Boitmann and Ms. McIntyre, this column includes the number of performance-based RSUs granted in February 2012 to the named executive officers under the LTIP. The target number of shares shown in the table reflects the number of shares that will be awarded if the three-year total shareholder return performance metric is met at target level. Actual shares, if any, will be awarded in February 2015 and may range from 0% to 200% of the target. This column also includes performance-based RSUs granted to Mr. Martin and Mr. Burke in September 2012 and November 2012, respectively. Mr. Martin’s award will vest between September 2013 and September 2019, and Mr. Burke’s award will vest between November 2013 and November 2019, in each case provided that the applicable performance conditions are satisfied, and will vest, if at all, only at 100% of target. For additional information on performance-based RSUs, see “Compensation Discussion and Analysis—Long-Term Incentive Compensation.”

(3)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards—Threshold. Pursuant to the Bonus Plan, performance at or below a specific percentage of a target goal will result in no payment with respect to that performance goal. As a result, no payment is to be made under the Bonus Plan until a minimum performance level for a performance goal is exceeded, and performance above such level will result in a payment ranging from $1 to the maximum bonus amount related to such goal, depending upon the level at which the goal was attained. For an explanation of the payouts made under the Management Cash Bonus Plan with respect to 2012 performance, see “Compensation Discussion and Analysis—Annual Incentive Compensation.”

(4)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards—Target. Under the Bonus Plan, the amounts shown in this column represent: for Mr. Polk, 135% of full year salary; for Mr. Martin, 70% of salary from January 1, 2012 through August 31, 2012, and 85% of salary thereafter; for each of Messrs. Figuereo and Burke, 85% of full year salary; for Ms. McIntyre, 85% of what would have been her full year salary had she remained with the Company through the end of the year; for Mr. Sweet, 75% of full year salary; and for Mr. Boitmann, 65% of full year salary.

(5)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards—Maximum. Under the Bonus Plan, the amounts shown in this column represent: for Mr. Polk, 270% of his full year salary subject to a cap of $2,900,000; for Mr. Martin, 140% of salary from January 1, 2012 through August 31, 2012, and 170% of salary thereafter; for each of Messrs. Figuereo and Burke, 170% of full year salary; for Ms. McIntyre, 170% of what would have been her full year salary had she remained with the Company through the end of the year; for Mr. Sweet, 150% of full year salary; and for Mr. Boitmann, 130% of full year salary.

(6)	All Other Stock Awards: Number of Shares of Stock or Units. Except as described below in footnotes (9), (10), (11) and (12) with respect to modification of awards made to Messrs. Figuereo, Sweet and Boitmann and Ms. McIntyre, this column shows the number of time-based RSUs awarded to the named executive officers in 2012. For additional information on these awards, see “Compensation Discussion and Analysis—Long-Term Incentive Compensation.”

(7)	All Other Option Awards: Number of Securities Underlying Options. As described in below in footnotes (9), (11) and (12), this column shows the number of shares that may be issued to Messrs. Figuereo and Boitmann and Ms. McIntyre with respect to modifications of option awards previously granted to these named executive officers.

(8)	Grant Date Fair Value of Stock and Option Awards. Except as described below in footnotes (9), (10), (11) and (12) with respect to modification of awards made to Messrs. Figuereo, Sweet and Boitmann and Ms. McIntyre, this column shows the grant date fair value of awards of RSUs and stock options granted to the named executive officers, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Footnote 15, Stock-Based Compensation, of the Notes to Consolidated Financial Statements included in the Company’s 2012 Annual Report on Form 10-K for an explanation of the assumptions made by the Company in valuing these awards.

(9)	Mr. Figuereo’s Separation Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Mr. Figuereo’s separation from the Company, certain of his awards were modified as follows: (i) he was permitted to retain stock options awarded to him in 2009 and 2010 which will vest on their original vesting dates; and (ii) he was permitted to retain time-based and performance-based RSUs awarded to him in 2009 and 2010 which will vest on their original vesting dates. All RSUs granted to Mr. Figuereo in 2011 and 2012 were forfeited as a result of his separation from the Company. For additional information on these modified awards, see footnote (6) to the Summary Compensation Table.

(10)	Mr. Sweet’s Retention Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Mr. Sweet’s retention agreement with the Company, the RSUs awarded to him in 2012 were modified to allow him to retain the full award upon his expected retirement in June 2014. For additional information on these modified awards, see footnote (7) to the Summary Compensation Table.

(11)	Mr. Boitmann’s Separation Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Mr. Boitmann’s separation from the Company, certain of his awards were modified as follows: (i) he was permitted to retain stock options awarded to him in 2010 and 2011 which will vest on their original vesting dates; and (ii) he was permitted to retain time-based and performance-based RSUs awarded to him in 2010 and 2011 which will vest on their original vesting dates. All RSUs granted to Mr. Boitmann in 2012 were forfeited as a result of his separation from the Company. For additional information on these modified awards, see footnote (8) to the Summary Compensation Table.

(12)	Ms. McIntyre’s Separation Agreement. As described in the Compensation Discussion and Analysis section above, in connection with Ms. McIntyre’s separation from the Company, certain of her awards were modified as follows: (i) she was permitted to retain stock options awarded to her in 2010 and 2011 which will vest on their original vesting dates; and (ii) she was permitted to retain time-based and performance-based RSUs awarded to her in 2010 and 2011 which will vest on their original vesting dates. All RSUs granted to Ms. McIntyre in 2012 were forfeited as a result of her separation from the Company. For additional information on these modified awards, see footnote (9) to the Summary Compensation Table.

Outstanding Equity Awards at 2012 Fiscal Year-End

	Option Awards(1)				Stock Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)(2)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Michael B. Polk(5)		225,872	15.15	7/18/2021	184,515	4,109,149	910,111	20,268,172
Douglas L. Martin(6)	2,400	0	29.34	5/8/2013	13,861	308,684	28,390	632,245
	12,000	0	22.98	5/13/2014
	12,000	0	22.38	2/10/2015
	9,600	0	23.99	2/8/2016
	12,000	0	30.37	2/6/2017
	9,600	2,400	23.32	2/13/2018
	0	9,701	13.64	2/10/2020
	0	6,788	19.68	2/9/2021
Juan R. Figuereo(7)	0	52,100	13.64	5/31/2013	28,920	644,048	25,080	558,532
William A. Burke(8)	15,000	0	29.34	5/8/2013	57,488	1,280,258	121,356	2,702,598
	30,000	0	22.98	5/13/2014
	20,000	0	22.38	2/10/2015
	25,000	0	23.99	2/8/2016
	20,000	0	30.37	2/6/2017
	80,000	20,000	23.32	2/13/2018
	0	54,100	13.64	2/10/2020
	0	36,429	19.68	2/9/2021
James M. Sweet(9)	16,000	0	22.58	1/28/2014	42,346	943,045	59,329	1,321,257
	14,000	0	23.64	4/30/2014
	20,000	0	22.98	5/13/2014
	22,500	0	22.38	2/10/2015
	30,000	0	23.99	2/8/2016
	50,000	0	30.37	2/6/2017
	52,000	13,000	23.32	2/13/2018
	0	34,000	13.64	2/10/2020
	0	26,299	19.68	2/9/2021
Paul G. Boitmann(10)	22,500	0	29.34	6/30/2013	26,304	585,790	36,662	816,463
	13,500	0	22.98	6/30/2013
	13,500	0	22.38	6/30/2013
	11,000	0	23.99	6/30/2013
	11,000	0	30.37	6/30/2013
	36,000	9,000	23.32	6/30/2013
	0	25,500	13.64	6/30/2013
	0	17,532	19.68	6/30/2014
G. Penny McIntyre(11)	0	60,800	13.64	6/30/2013	44,011	980,125	45,202	1,006,649
	0	38,571	19.68	6/30/2014

(1)

Option Awards.    Each stock option granted in 2010 and 2011 is subject to a three-year cliff vesting period and has a ten-year term. Options granted prior to 2009 become exercisable in annual cumulative installments of 20% commencing one year from the date of grant, with full vesting occurring on the fifth anniversary of the date of grant and have a ten-year term. Thus, the vesting date for each option award in this table can be calculated accordingly, except as follows: Mr. Figuereo’s option vested on February 10, 2013, Mr. Boitmann’s option with an exercise price of $23.32 fully vested on

February 13, 2013, and Mr. Boitmann’s and Ms. McIntyre’s options with an exercise price of $13.64 vested on February 10, 2013 and options with an exercise price of $19.68 will vest on February 9, 2014. Vesting may be accelerated and earlier exercise permitted as a result of death, disability, retirement or certain changes in control of the Company. All options were granted with exercise prices equal to the market value on the date of grant, based on the closing market price of the common stock for such date as reported in The Wall Street Journal.

(2)	Number of Shares or Units of Stock That Have Not Vested. Represents all time-based RSU awards held by the named executive officer as of December 31, 2012. Except as described below, all time-based RSU awards awarded to the named executive officers vest on the third anniversary of the date of grant.

(3)	Market Value of Shares or Units of Stock That Have Not Vested. Represents the value of the number of shares of common stock covered by the time-based RSU awards valued using $22.27 (the closing market price of the Company’s common stock as reported in The Wall Street Journal for December 31, 2012).

(4)	Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested. Represents the value of the number of shares of common stock covered by the performance-based RSU awards using $22.27 (the closing market price of the Company’s common stock as reported in The Wall Street Journal for December 31, 2012). The value provided assumes the performance-based RSU awards pay out at target and the stock price targets are achieved.

(5)	Vesting Dates—Polk. The vesting dates of the time-based RSU awards are July 18, 2013 (84,631 RSUs) and February 8, 2015 (99,884 RSUs). The vesting date of 677,048 of the performance-based RSU awards is July 18, 2013 following the satisfaction of the applicable stock price performance conditions in 2012. The vesting date of the remaining 233,063 performance-based RSU awards is February 8, 2015.

(6)	Vesting Dates—Martin. The vesting dates of the time-based RSU awards are February 8, 2013 (1,541 RSUs), February 10, 2013 (3,685 RSUs), February 8, 2014 (1,541 RSUs), February 9, 2014 (2,656 RSUs), June 30, 2014 (2,896 RSUs) and February 8, 2015 (1,542 RSUs). The vesting dates of 15,390 of the performance-based RSU awards are as follows: February 10, 2013 (4,913 RSUs), February 9, 2014 (3,541 RSUs) and February 8, 2015 (6,936 RSUs). The vesting dates of the remaining 13,000 performance-based RSU awards can be between September 28, 2013 and September 28, 2019 assuming the stock price performance conditions are met.

(7)	Vesting Dates—Figuereo. The vesting dates of the time-based RSU awards are February 9, 2013 (10,000 RSUs) and February 10, 2013 (18,920 RSUs). The vesting date of the performance-based RSU award is February 10, 2013 (25,080 RSUs). In connection with his separation from the Company, the RSU awards vesting in 2014 and 2015 were forfeited. For additional information on these awards, see “Compensation Discussion and Analysis—Figuereo Separation Agreement.”

(8)	Vesting Dates—Burke. The vesting dates of the time-based RSU awards are February 10, 2013 (20,640 RSUs), February 9, 2014 (14,253 RSUs) and February 8, 2015 (22,595 RSUs). The vesting dates of 80,257 of the performance-based RSU awards are as follows: February 10, 2013 (27,360 RSUs), February 9, 2014 (19,004 RSUs) and February 8, 2015 (33,893 RSUs). The vesting dates of the remaining 41,099 performance-based RSU awards can be between November 6, 2013 and November 6, 2019 assuming the stock price performance conditions are met.

(9)	Vesting Dates—Sweet. The vesting dates of the time-based RSU awards are February 10, 2013 (14,190 RSUs), February 9, 2014 (10,290 RSUs) and February 8, 2015 (17,866 RSUs). The vesting dates of the performance-based RSU awards are February 10, 2013 (18,810 RSUs), February 9, 2014 (13,720 RSUs) and February 8, 2015 (26,799 RSUs). Pursuant to his Retention Agreement, if Mr. Sweet remains employed through June 1, 2014, his awards vesting in 2015 will vest upon his retirement, subject to the attainment of any performance criteria.

(10)	Vesting Dates—Boitmann. The vesting dates of the time-based RSU awards are February 10, 2013 (9,460 RSUs), February 9, 2014 (6,860 RSUs) and February 8, 2015 (9,984 RSUs). The vesting dates of the performance-based RSU awards are February 10, 2013 (12,540 RSUs), February 9, 2014 (9,146 RSUs) and February 8, 2015 (14,976 RSUs). In connection with his separation from the Company, the RSU awards vesting in 2015 will be forfeited. For additional information on these awards, see “Compensation Discussion and Analysis—Boitmann Separation Agreement.”

(11)	Vesting Dates—McIntyre. The vesting dates of the time-based RSU awards are February 9, 2013 (10,000 RSUs), February 10, 2013 (18,920 RSUs) and February 9, 2014 (15,091 RSUs). The vesting dates of the performance-based RSU awards are February 10, 2013 (25,080 RSUs) and February 9, 2014 (20,122 RSUs). In connection with her separation from the Company, the RSU awards vesting in 2015 have been forfeited. For additional information on these awards, see “Compensation Discussion and Analysis—McIntyre Separation Agreement.”

2012 Option Exercises and Stock Vested

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Michael B. Polk	—	—		89,995	1,620,780	(8)
Douglas L. Martin	15,634	171,192	(1)	13,993	265,447	(9)
Juan R. Figuereo	50,000	342,000	(2)	15,000	328,650	(10)
William A. Burke	76,500	808,605	(3)	66,700	1,265,299	(9)
James M. Sweet	59,000	624,810	(4)	50,600	959,882	(9)
Paul G. Boitmann	41,500	472,685	(5)	35,075	665,373	(9)
G. Penny McIntyre	71,720	746,605	(6)	—	—
	28,280	294,678	(7)	—	—

(1)	Value Realized on Exercise—Martin. Represents the difference between $18.66 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(2)	Value Realized on Exercise—Figuereo. Represents the difference between $21.78 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(3)	Value Realized on Exercise—Burke. Represents the difference between $18.28 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(4)	Value Realized on Exercise—Sweet. Represents the difference between $18.30 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(5)	Value Realized on Exercise—Boitmann. Represents the difference between $19.10 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(6)	Value Realized on Exercise—McIntyre. Represents the difference between $21.03 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(7)	Value Realized on Exercise—McIntyre. Represents the difference between $21.04 (the market price of the common stock upon the exercise of the option) and the option exercise price multiplied by the number of shares of common stock covered by the options exercised.

(8)	Value Realized on Vesting—Polk. Represents 5,364 RSUs which vested on May 11, 2012, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal on May 11, 2012 ($18.32) and 84,631 RSUs which vested on July 18, 2012, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal on July 18, 2012 ($17.99).

(9)	Value Realized on Vesting—Martin. Represents the number of shares of RSUs which vested on February 13, 2012, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal for February 13, 2012 ($18.97).

(10)	Value Realized on Vesting—Figuereo. Represents the number of shares of RSUs which vested on December 7, 2012, valued using the closing market price of the Company’s common stock as reported in The Wall Street Journal on December 7, 2012 ($21.91).

Retirement Plans

The Company provides its eligible executives in the U.S. with retirement benefits using a combination of the Newell Rubbermaid Inc. Pension Plan (“Pension Plan”), the Newell Rubbermaid 401(k) Savings and Retirement Plan, the Newell Rubbermaid Inc. Supplemental Executive Retirement Plan (“SERP”) and 2008 Deferred Compensation Plan (the “2008 Plan”).

2012 Pension Benefits

The Company provides defined benefit compensation under the SERP and Pension Plan for those named executive officers who participate in one or both of such plans (namely, Messrs. Martin, Burke, Sweet and Boitmann). This table shows (1) the years of credited service for benefit purposes currently credited to each named executive officer under the SERP and Pension Plan as of December 31, 2012 and (2) the current present value of the accumulated benefits payable under the SERP and Pension Plan to each named executive officer as of December 31, 2012 (if commencing at age 65).

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)(3)
Douglas L. Martin	SERP	25 years, 4 months	2,779,280	—
	Pension Plan	17 years, 4 months	223,545	—
William A. Burke	SERP	10 years, 1 month	1,361,378	—
	Pension Plan	2 years, 1 month	65,508	—
James M. Sweet	SERP	8 years, 11 months	740,905	—
Paul G. Boitmann	SERP	11 years, 9 months	1,306,312	—
	Pension Plan	3 years, 9 months	110,041	—

(1)	Years of Credited Service. The years of credited service for benefit purposes shown in this column for the SERP are calculated as of December 31, 2012, the measurement date used for reporting purposes in the Company’s 2012 Form 10-K. The years of credited service for benefit purposes for the Pension Plan are through December 31, 2004, the effective date for which the Pension Plan discontinued future benefit accruals.

(2)

Present Value of Accumulated Benefit.    The present value of accumulated benefits shown in this column are calculated as of December 31, 2012, the measurement date used for reporting purposes in the Company’s 2012 Form 10-K. Assumptions used in determining these amounts include a 3.50% discount rate and the RP-2000 projected to 2017 Combined Healthy Mortality Table, consistent with assumptions used for reporting purposes in the Company’s 2012 Form 10-K of the present value of accumulated benefits under the SERP and Pension Plan, except without reduction for mortality risk before age 65. See Footnote 13 to the Consolidated Financial Statements contained in the Company’s

2012 Annual Report on Form 10-K for information regarding the assumptions used by the Company for reporting purposes. The present values for the SERP reflect an offset for the executive’s Social Security benefit, a Pension Plan benefit amount and the executive’s SERP Cash Account under the 2008 Deferred Compensation Plan. A discussion of the SERP appears below.

(3)	Payments During Last Fiscal Year. No named executive officer received payments from the SERP or Pension Plan during 2012.

SERP

The SERP is intended to offer competitive benefits to attract and retain executive talent and covers executives who were participants prior to January 1, 2007 (namely, Messrs. Martin, Burke, Sweet and Boitmann). Messrs. Polk and Figuereo and Ms. McIntyre do not participate in the SERP. An executive generally is eligible to participate in the SERP if he or she is an officer of the Company or a participating affiliate with a title of President or above and became a participant before January 1, 2007.

Gross Benefit Formula.    The SERP calculates a gross pension benefit payable at Normal Retirement Date (age 65) prior to applying certain benefit offsets. The gross SERP benefit formula is as follows:

•

For participants with a title of President or above on December 31, 2003 (which includes Messrs. Martin, Burke and Boitmann): a monthly benefit equal to 1/12 of 67% of average compensation for the five consecutive years in which it was highest, reduced proportionately if years of credited service are less than 25.

•

For participants who are hired with or promoted to a title of President or above after December 31, 2003 (which includes Mr. Sweet): a monthly benefit equal to 1/12 of 50% of average compensation for the five consecutive years in which it was highest, reduced proportionately if years of credited service are less than 25.

Compensation.    Compensation for purposes of the gross SERP benefit formula generally includes base salary and management cash bonus amounts. However, for an executive employed before January 1, 2006 (namely, Messrs. Martin, Burke, Sweet and Boitmann), the amount of bonus compensation for 2006 and subsequent years generally is adjusted to equal the amount that would have been received by him under the bonus plan in effect for 2005.

Social Security and Pension Benefit Offsets.    The gross SERP benefit of each executive is reduced by his monthly primary Social Security benefit and Pension Plan benefit at age 65. The offset for the Pension Plan benefit is based on his marital status (i.e., a joint and 50% survivor annuity if married and a single life annuity if not married), includes the benefit the executive would receive if the Company had not frozen new enrollment and benefit accruals under the Pension Plan effective December 31, 2004 and is applied without regard to his vested status in any actual Pension Plan benefit.

SERP Present Value, Cash Account Offset.    The executive’s gross SERP benefit, as reduced by his foregoing Social Security and Pension Plan benefit amounts, is converted to a lump sum present value amount as of the January 1st after the year of the executive’s termination of employment. The actuarial assumptions for this purpose are based on the discount rate and mortality assumptions used by the Company in its Form 10-K for pension expense reporting purposes for the year of the executive’s termination of employment, except using a unisex mortality table and without reduction for mortality risk before age 65. The lump sum amount is then reduced (to not less than zero) by the full balance (both vested and unvested amounts) of the participant’s SERP Cash Account under the 2008 Plan as of the January 1st after the year of the executive’s termination of employment (including any contribution for the year of termination of employment). The remaining balance (if any) is transferred to the executive’s SERP Cash Account under the 2008 Plan, for the payout described below.

Benefit Entitlement.    An executive becomes vested in his SERP benefit as follows: (1) upon employment on or after age 60, (2) upon involuntary termination with 15 years of credited service, (3) upon death during employment, (4) upon 15 years of credited service, if employed on the date of any sale of his affiliate or division of the Company, (5) “Rule of 75 Vesting”: upon retirement under the Company’s retirement guidelines, if generally the sum of his age and service is 75 or more and he is at least 55 years old with five years of service, is not terminated for cause and enters into certain restrictive covenants with the Company or (6) upon a change in control of the Company, as defined in the 2003 Stock Plan. No named executive officer was vested under the SERP as of December 31, 2012, except Mr. Sweet who turned age 60 in 2012. In connection with Mr. Martin’s promotion, so long as he is employed with the Company through March 1, 2013, he will be treated as if he were 55 years old on his last day of employment with the Company for purposes of meeting the “Rule of 75 Vesting”, as described above, such that he will be vested per the terms of the SERP.

Time and Form of Benefit Payment.    An executive will receive his SERP benefit at the same time and in the same form as payment of his SERP Cash Account under the 2008 Plan (i.e., a lump sum or in annual installments not to exceed ten years). The payment or commencement of the SERP benefit will be in the year after the year of the executive’s termination of employment, but not sooner than six months after the date of such termination.

Forfeiture Events.    An executive will forfeit the SERP benefit if his employment is terminated due to fraud, misappropriation, theft, embezzlement or intentional breach of fiduciary duty, he competes with the Company in the areas that it serves, he makes an unauthorized disclosure of trade or business secrets or privileged information, he is convicted of a felony connected with his employment or he makes a material misrepresentation in any document he provides to or for the Company. Mr. Boitmann forfeited his SERP benefit as a result of his non-vested termination of employment on March 31, 2013.

Assumptions.    The assumptions used in calculating the present value of the accumulated benefit under the SERP are set forth in Footnote (2) to the 2012 Pension Benefits table above.

Pension Plan

The Pension Plan is a tax-qualified pension plan covering all eligible U.S. employees of the Company. The Pension Plan was amended to cease future benefit accruals and to suspend the addition of any future participants for non-union employees, including the named executive officers, beginning on January 1, 2005. As a result, among the named executive officers, only Messrs. Martin, Burke and Boitmann are participants in the Pension Plan.

Benefit Formula.    With respect to Messrs. Martin, Burke and Boitmann, benefits were accrued at the rate of 1.37% of compensation not in excess of $25,000 for each year of service plus 1.85% of compensation in excess of $25,000. For purposes of the Pension Plan, compensation generally includes regular or straight-time salary or wages, up to the applicable Internal Revenue Code limits. Messrs. Martin, Burke and Boitmann do not earn any additional pension benefits after December 31, 2004. However, they continue to earn years of service for vesting and early retirement eligibility purposes.

Retirement Benefit.    Messrs. Martin, Burke and Boitmann are not yet eligible for a normal or early retirement benefit under the Pension Plan. However, since they have completed five years of service, they are eligible for a deferred retirement benefit following termination of employment, beginning at age 65. They will become eligible for a reduced early retirement benefit at age 60 if they terminate employment with at least 15 years of vesting service. No named executive officer with a Pension Plan benefit has 15 years of service, except Mr. Martin who has 17.33 years of service on December 31, 2012.

Form of Benefit Payment.    The benefit formula calculates the amount of benefit payable in the form of a monthly life annuity, which is the normal form of benefit for an unmarried participant. The normal form of benefit for a married participant is a joint and 50% survivor annuity, which provides a reduced monthly amount for the participant’s life with the surviving spouse receiving 50% of the reduced monthly amount for life.

Assumptions.    The assumptions used in calculating the present value of accumulated benefits under the Pension Plan are set forth in Footnote (2) to the 2012 Pension Benefits table above.

401(k) Savings and Retirement Plan

In order to make up in part the Pension Plan benefits that stopped accruing as of December 31, 2004, the Company amended its 401(k) Plan to provide retirement contributions for eligible non-union participants beginning in 2005.

The Company makes retirement contributions to a participant’s account each year under the 401(k) Plan in accordance with the following schedule:

Age + Completed Years of Service	% of Covered Pay
Less than 40	2
40-49	3
50-59	4
60 or more	5

The retirement contributions are subject to a three-year cliff vesting schedule, which includes credit for years of service earned prior to 2005 and begins on the participant’s date of hire. The retirement contributions made for each named executive officer are reflected in the “All Other Compensation” column of the Summary Compensation Table. All named executive officers, except Mr. Polk, are fully vested in the retirement contributions as of December 31, 2012.

2012 Nonqualified Deferred Compensation

This table shows the contributions made by each named executive officer and the Company in 2012, the earnings accrued on the named executive officer’s account balances in 2012 and the account balances at December 31, 2012 under each of the Newell Co. Deferred Compensation Plan (the “Newell Co. Plan”), the Newell Rubbermaid 2002 Deferred Compensation Plan (the “2002 Plan”), and the 2008 Plan.

Name	Name of Plan	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings (Loss) in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)(4)	Aggregate Balance at Last FYE ($)(5)
Michael B. Polk	2008 Plan	—	386,200	2,790	—	459,240
Douglas L. Martin	Newell Co. Plan	—	—	7,022	—	113,057
	2002 Plan	—	—	10,436	—	77,944
	2008 Plan	—	10,388	—	—	10,388
Juan R. Figuereo	2008 Plan	—	106,460	14,948	—	338,743
William A. Burke	2008 Plan	—	50,200	45,938	—	444,207
James M. Sweet	2008 Plan	—	43,526	9,045	—	408,458
Paul G. Boitmann	2002 Plan	—	—	20,577	—	405,162
	2008 Plan	—	37,708	26,058	—	598,108
G. Penny McIntyre	2008 Plan	142,178	—	85,549	—	975,485

(1)	Executive Contributions in Last FY. In 2012, Ms. McIntyre deferred $142,178 of her 2011 bonus payable in 2012, as reported in the Non-Equity Incentive Plan Compensation column (herein, “NEIPC column”) of the Summary Compensation Table (herein, “SCT”) for fiscal year 2011.

(2)	Company Contributions in Last FY. For 2012, the Company credited each named executive officer’s SERP Cash Account with these amounts under the 2008 Plan (except Ms. McIntyre who separated from the Company prior to December 31, 2012), as reported in the All Other Compensation column (herein, the “AOC” column) of the 2012 SCT.

(3)	Aggregate Earnings (Loss) in Last FY. The investment earnings/loss for 2012 reported in this column for each named executive officer is not included in the 2012 SCT, except that above market earnings of $1,905 earned by Mr. Martin under the Newell Co. Plan, and $8,231 and $10,255 earned by Mr. Boitmann under the 2002 Plan and 2008 Plan, respectively, are reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table.

(4)	Aggregate Withdrawals/Distributions. No named executive officers received withdrawals during 2012.

(5)

Aggregate Balance at Last FYE.    The aggregate balance as of December 31, 2012 reported in this column for each named executive officer reflects amounts previously reported as compensation in the SCTs for the 2008 through 2012 fiscal years (except as noted below). The foregoing aggregate balances, therefore, include: (a) for Mr. Polk, total SERP Cash Account credits of $456,450 (as reported in the 2011 and 2012 SCTs); (b) for Mr. Martin, a SERP Cash Account credit of $10,388 (as reported in the 2012 SCT); (c) for Mr. Figuereo, total SERP Cash Account credits of $325,344 (as reported in the 2009 through 2012 SCTs); (d) for Mr. Burke, total SERP Cash Account credits of $254,307 (as reported in the 2008, 2010, 2011 and 2012 SCTs; note that Mr. Burke was not a named executive officer for 2009); (e) for Mr. Sweet, a SERP Cash Account credit of $43,526 (as reported in the 2012 SCT); (f) for Mr. Boitmann, a SERP Cash Account credit of $37,708 (as reported in the 2012 SCT); and (g) for Ms. McIntyre, an employee contribution of $440,774 from her 2010 bonus (as reported in the NEIPC column of the 2010 SCT), an employee contribution of $142,178 from her 2011 bonus (as reported in the NEIPC column of the 2011 SCT) and total SERP Cash Account credits of $330,722 (as reported in the 2009 through 2011 SCTs). All SERP Cash Account credits are reported in the AOC column of the SCT.

Deferred Compensation Plans

The Company maintains the Newell Co. Deferred Compensation Plan (the “Newell Co. Plan”), the 2002 Plan, and the 2008 Plan. The 2008 Plan, which was adopted effective as of January 1, 2008, succeeded the 2002 Plan with respect to all SERP Cash Accounts held under the 2002 Plan and executive deferrals (and earnings thereon) made under the 2002 Plan on and after January 1, 2005. The 2002 Plan continues to govern the distribution of deferrals that were made prior to January 1, 2005, but no additional amounts (other than earnings on prior deferrals) are credited under the 2002 Plan.

2008 Plan

Eligibility.    All of the named executive officers are eligible to participate in the 2008 Plan.

Participant Contributions.    For each calendar year, a participant can elect to defer up to 50% of his or her base salary and up to 100% of any cash bonus paid for the calendar year to the 2008 Plan. The deferred amounts are credited to an account established for the participant.

SERP Cash Account Feature.    Each executive hired with or promoted to a title of President or above after December 31, 2003 has a SERP Cash Account under the 2008 Plan. All named executive officers participate in the SERP Cash Account feature. Mr. Martin did not participate in the SERP Cash Account feature until his appointment to Chief Financial Officer in September 2012.

SERP Cash Account—Basic Contribution.    The Board has approved annual basic contribution credits to the SERP Cash Accounts, as provided under the table below. All named executive officers receive this basic contribution credit.

Age + Completed Years of Service	% of Compensation
Less than 40	3
40-49	4
50-59	5
60 or more	6

SERP Cash Account—Supplemental Contribution.    If the executive was not a participant in the SERP before January 1, 2007 (namely, Messrs. Polk and Figuereo and Ms. McIntyre), the executive also is credited with a supplemental contribution amount under his or her SERP Cash Account equal to 10% of salary and bonus. The supplemental 10% contribution is provided in consideration for the executive not participating in the SERP.

Additional Contributions.    The Company may make additional discretionary matching and retirement savings contributions for participants whose Company matching and retirement savings contributions to the Company’s 401(k) Savings and Retirement Plan are reduced due to their compensation deferrals under the 2008 Plan. Historically, the Company has made additional retirement savings contributions but not additional Company matching contributions. None of the named executive officers received such additional retirement savings contributions in 2012.

Compensation.    Compensation for purposes of the SERP Cash Account will depend mainly on the executive’s employment date and participation date in the SERP Cash Account under the 2008 Plan and its predecessor, the 2002 Plan.

For an executive who first participated in the SERP Cash Account on or after January 1, 2007 (namely, Messrs. Polk and Figuereo and Ms. McIntyre), as applicable for the basic contribution, compensation generally is the sum of his or her (1) base salary paid during the calendar year over the IRS maximum compensation limit for qualified retirement plans (i.e., $250,000 for 2012) and (2) management cash bonus (if any) paid in the same calendar year. However, for the supplemental 10% contribution, compensation generally is the sum of his or her (1) base salary paid during the calendar year and (2) management cash bonus (if any) paid in the same calendar year.

For an executive who first participated in the SERP Cash Account before January 1, 2007 (namely, Messrs. Martin, Burke, Sweet and Boitmann), as applicable for the basic contribution, compensation generally is the sum of his (1) base salary paid during the calendar year and (2) management cash bonus (if any), as adjusted to equal the amount that would have been received by him under the Bonus Plan in effect for 2005. Because Mr. Martin did not participate in the SERP Cash Account feature until his appointment to Chief Financial Officer in September 2012, compensation, as applicable for the basic contribution, earned prior to his promotion date is not considered.

Vesting.    A participant is fully vested in the portion of his or her account attributable to deferrals of salary and bonus. The SERP Cash Account portion vests over a 10-year period beginning at six years of credited service, at a rate equal to 10% per year with the participant becoming 100% vested after 15 years of credited service. In addition, a participant will become fully vested in the SERP Cash Account (1) upon employment on or after age 60, (2) upon death or disability during employment, (3) upon retirement under the Company’s retirement guidelines, if generally the sum of his or her age and years of service is 75 or more and he or she is at least 55 years old with five years of service, is not terminated for cause and enters into certain restrictive covenants with the Company or (4) upon a change in control of the Company, as defined in the 2003 Stock Plan. As of December 31, 2012, Messrs. Martin and Sweet are 100% vested in their SERP Cash Account balances, while Mr. Boitmann is 60% vested, Mr. Burke is 50% vested and Mr. Polk is 0% vested in his SERP Cash Account balance. Mr. Figuereo forfeited his SERP Cash Account benefit as a result of his non-vested termination of employment. Pursuant to his Separation Agreement with the Company, Mr. Boitmann will become fully vested in any non-vested portion of his SERP Cash Account under the 2008 Plan upon his Separation date of March 31, 2013. Pursuant to her Separation Agreement with the Company, Ms. McIntyre became 20% vested in the non-vested portion of her SERP Cash Account upon her separation date of November 1, 2012. Ms. McIntyre forfeited the remaining 80% of her SERP Cash Account benefit that was considered non-vested.

Investments.    Each participant’s account is credited with earnings and losses based on investment alternatives made available in the 2008 Plan and selected by the participant from time to time.

Distributions.    At the time a participant makes a deferral election, he or she must elect whether such amount is to be paid in a lump sum or in annual installments of not more than 10 years (five years in the case of in-service distributions). However, his or her account will be paid out in a lump sum upon termination of employment prior to attaining age 55. The SERP Cash Account will be paid out in a lump sum upon termination of employment for each named executive officer. The payment or commencement of the benefits will be made in the year after the year of the participant’s termination of employment, but not sooner than six months after the date of such termination. A participant also may elect, at the time of his or her initial deferral election, to have deferrals paid in January of any year during his or her employment, provided that the payment date is at least two years after the year for which the election is effective and amounts subject to such payment election will become payable upon his or her termination of employment.

In addition, upon a participant’s death, his or her deferrals and Company contributions will be paid to his or her beneficiaries in accordance with the participant’s payment election for amounts payable on a termination of employment. Upon a participant’s termination of employment within two years following a change in control of the Company (for Internal Revenue Code Section 409A purposes), his or her entire undistributed account under the 2008 Plan will be paid in a lump sum on the first business day of the seventh month following the participant’s termination of employment. A participant may also request a distribution as necessary to satisfy an unforeseeable emergency.

2002 Plan

Effective January 1, 2008, the 2002 Plan was frozen with respect to future contributions. All amounts that were earned and vested under the 2002 Plan as of December 31, 2004 (other than amounts credited to the SERP Cash Account) continue to be governed by the terms of the 2002 Plan. Messrs. Martin and Boitmann are the only named executive officers who participate in the 2002 Plan and are fully vested under the 2002 Plan. In general, the terms of the 2002 Plan with respect to investments and plan funding are the same as the 2008 Plan (described above).

Amounts deferred under the 2002 Plan may be paid:

•

in a lump sum or in annual installments (not to exceed 10 years) commencing in January of any year that follows the participant’s termination of employment, but not later than the January following the year the participant attains age 65; provided that if a participant’s employment terminates prior to age 60 and such termination is voluntary, or involuntary due to cause, the participant’s account will be distributed as soon as practicable;

•

in a lump sum or in annual installments (not to exceed 5 years) commencing in January of any year during the participant’s employment; provided that if the participant’s employment terminates voluntarily, or involuntarily due to cause, all scheduled in-service payments will be made as soon as practicable after such termination;

•	in an immediate lump sum at the election of the participant, subject to the requirement that the participant forfeit 10% of his or her account;

•

upon the participant’s death or disability, in accordance with the payment schedule that has already commenced, or if payment of the participant’s account has not commenced, at the time of such death or disability, in accordance with the payment schedule elected by the participant;

•

in a lump sum upon a change in control of the Company, provided that if the election to receive any portion of the account on a change in control is made within one year of the change in control, the amount distributed to the participant will be reduced by 5%; and

•	in the discretion of the Committee, upon a Participant’s unforeseeable emergency, an amount necessary to meet the need.

Newell Co. Deferred Compensation Plan

The Newell Co. Plan is a non-qualified deferred compensation plan pursuant to which eligible employees could defer a portion of their cash bonus compensation. Deferrals ceased when the 2002 Plan was adopted, although the participants continue to maintain account balances under the Newell Co. Plan which are credited with earnings as described below. Mr. Martin is the only named executive officer who has an account balance under the Newell Co. Plan. The material terms and conditions of the Newell Co. Plan as they pertain to Mr. Martin are as follows:

Interest.    Prior to April 1, 2012, amounts credited to a plan account before January 1, 1997 were credited interest at the rate published in the Midwest Edition of The Wall Street Journal for United States Treasury Bills. Prior to April 1, 2012, amounts credited to a plan account on or after January 1, 1997 were credited interest at a fixed rate of 10% compounded quarterly. Beginning April 1, 2012, a participant’s entire Plan account is being credited with earnings and losses based on investment alternatives made available in the 2008 Plan and selected by the participant from time to time.

Distributions and Withdrawals.    A participant or his beneficiary is entitled to receive a distribution of his plan account following termination of employment or death. In each of these cases, the Company will choose the form of payment, which may be either a lump sum distribution or annual, quarterly or monthly installments over a period of up to 10 years. The Company will also choose the payment date or payment commencement date, which may not be more than 10 years after the date of termination or death. However, if the participant becomes employed by or otherwise provides services to a competitor of the Company following his termination, the Company will distribute the participant’s account to him in a lump sum as soon as practicable following the employment or provision of services. In 2005, the Company permitted all participants in the Newell Co. Plan to elect (1) the form of payment, which may be either a lump sum distribution or annual, quarterly or monthly installments over a period of up to 10 years, and (2) the payment date or payment commencement date, which may not be more than 10 years after the date of termination or death. Mr. Martin elected to receive quarterly payments over 10 years upon retirement at this time.

A participant may take an in-service withdrawal of any amounts that have been credited to his account for at least 36 months. Payment of this withdrawal will be made in a lump sum 12 months following the date of the request unless the participant terminates employment or dies before the payment is made. A participant may also make an in-service lump sum withdrawal if he has an unforeseeable emergency or if the Company undergoes a “change in control” as defined in the Newell Co. Plan.

Potential Payments Upon Termination or Change in Control of the Company

The Company provides certain additional benefits to eligible employees upon certain types of termination of employment, including termination of employment following a change in control of the Company or only upon a change in control of the Company. All named executive officers are eligible for benefits under these circumstances as of December 31, 2012, except Mr. Figuereo and Ms. McIntyre, each of whom were not executive officers of the Company as of December 31, 2012.

Termination of Employment Following a Change in Control

Employment Security Agreements

The Company has entered into Employment Security Agreements (“ESAs”) with each current named executive officer, as well as with certain other key employees, to provide benefits upon certain terminations of employment following a change in control of the Company. The ESAs of Messrs. Boitmann and Figuereo and Ms. McIntyre were terminated prior to December 31, 2012 in connection with their separation from the Company.

In General:    The ESAs provide for benefits upon either of two types of employment termination that occur within 24 months after a change in control of the Company: (i) an involuntary termination of the executive’s employment by the Company without “good cause”; or (ii) a voluntary termination of employment for “good reason”.

For purposes of the ESAs, a “change in control” generally means: (a) a person acquires 25% or more of the voting power of the Company’s outstanding securities; (b) a merger, consolidation or similar transaction that generally involves a change in ownership of at least 50% of the Company’s outstanding voting securities; (c) a sale of all or substantially all of the Company’s assets that generally involves a change in ownership of at least 50% of the Company’s outstanding voting securities; or (d) during any period of two consecutive years or less, the incumbent directors cease to constitute a majority of the Board.

Further, “good cause” exists under the ESAs if the executive in the performance of his or her duties engages in misconduct that causes material harm to the Company or the executive is convicted of a criminal violation involving fraud or dishonesty. Finally, “good reason” exists under the ESAs if there is a material diminution in the nature or the scope of the executive’s authority, duties, rate of pay or incentive or retirement benefits; the executive is required to report to an officer with a materially lesser position or title; the Company relocates the executive by 50 miles or more; or the Company materially breaches the provisions of the ESA. However, “good reason” will not exist if the Company’s reduction in benefits under an incentive or retirement plan is applicable to all other plan participants who are senior executives and either (1) the reduction is a result of an extraordinary decline in the Company’s earnings, share price or public image or (2) the reduction is done to bring the plan(s) in line with the compensation programs of comparable companies.

The benefits provided upon such a termination of employment include the following (which are quantified in the table that follows this discussion):

•

A lump sum severance payment equal to the sum of: (1) two times (three times in the case of Mr. Polk) the executive’s annual base salary, (2) two times (three times in the case of Mr. Polk) the executive’s bonus and (3) a pro-rata portion of the executive’s bonus for the year of the executive’s termination of employment.

•

All benefits under the SERP and the 2008 Plan (to the extent applicable to the named executive officer) become fully vested and the equivalent of the unvested portion of the executive’s benefits under the 401(k) Plan shall be paid in a lump sum.

•

All Company stock options held by the executive will become immediately exercisable and remain exercisable until the earlier of three years thereafter or the remaining term of the options; all restrictions on any Company restricted securities and RSUs held by the executive will lapse; and all performance goals on Company performance-based awards will be deemed satisfied at the target level.

•

Continued medical coverage provided in the form of subsidized COBRA coverage that extends generally for 24 months, coverage under all other welfare plans generally for 24 months, outplacement services for six months and the payment of certain out of pocket expenses of the executive.

•

No gross-up payment will be made to cover any excise and related income tax liability arising under Sections 4999 and 280G of the Internal Revenue Code as a result of any payment or benefit arising under the ESA. Instead, the ESAs provide for a reduction in amounts payable so that no excise tax would be imposed. However, a reduction in payments will not occur if the payment of the excise tax would produce a greater overall net after-tax benefit.

The ESAs contain restrictive covenants that prohibit the executive from (1) associating with a business that is competitive with any line of business of the Company for which the executive provided services, without the Company’s consent and (2) soliciting the Company’s agents and employees. These restrictive covenants remain in effect during the 24-month severance period.

2010 Stock Plan

If any awards under the 2010 Stock Plan are replaced with equivalent equity awards upon a change in control, then upon a termination of employment without good cause or for good reason within two years following the change in control, all such awards become fully exercisable and all restrictions applicable to such awards will terminate or lapse.

For purposes of the 2010 Stock Plan, a “change in control” generally has the same meaning as applicable for the ESAs. Further, “good cause” exists if a participant willfully engages in misconduct that causes material harm to the Company or the participant is convicted of a criminal violation involving fraud or dishonesty. Finally, “good reason” exists if there is a material diminution in the nature or the scope of the executive’s authority, duties, rate of pay or incentive or retirement benefits; the Company relocates the executive by 50 miles or more; or the Company materially breaches the provisions of an award agreement.

SERP/2008 Plan

See the discussion under “2012 Pension Benefits—SERP” and “2012 Nonqualified Deferred Compensation—2008 Plan” for an explanation of the benefits payable to a named executive officer upon the executive’s termination of employment in connection with a change in control. For purposes of the SERP and 2008 Plan, a “change in control” is determined under the 2003 Stock Plan. See 2003 and 2010 Stock Plans, below.

Mr. Polk’s Compensation Arrangement

Under Mr. Polk’s Compensation Arrangement and ESA, the benefits payable to him upon his termination of employment following a change in control (or generally upon a change in control) are governed exclusively by the ESA, 2010 Stock Plan and 2008 Plan. Mr. Polk’s general severance benefits under his Compensation Arrangement apply only upon his qualifying termination of employment prior to a change in control, and, therefore, would not apply to his termination of employment after a change in control. For additional information see “Compensation Discussion and Analysis—Michael Polk’s Compensation Arrangement.

Termination of Employment—No Change in Control

Company Severance Plans

As described above under the caption “Compensation Discussion and Analysis—Severance Plans”, the Company has two severance plans that provide benefits to non-union employees, including the named executive officers (except for Mr. Polk), who are involuntarily terminated.

The Supplemental Unemployment Pay Plan (“Supplemental Plan”) provides benefits in the event the named executive officer is terminated involuntarily without cause due to a plant closing, layoff, reduction in force, reorganization or other similar event. The amount of the monetary benefit is equal to one week of pay for each year of service (up to a maximum of 25 weeks), less an estimate of the governmental unemployment benefits available to the named executive officer. An extension of benefits (up to a maximum of 4 weeks) may be provided, in the sole discretion of the Company.

The Excess Severance Pay Plan (“Excess Plan”) provides benefits in the sole discretion of the Company any time a named executive officer is involuntarily terminated. The amount and duration of the monetary benefit is determined by the Company in its sole discretion, but the Company considers the executive’s position in the Company in addition to length of service in determining the amount and duration of the severance benefit.

Benefits are generally not paid under the Supplemental Plan if the named executive officer fails to qualify for state unemployment benefits or declines a reasonable offer of continued employment. Severance benefits are not paid under either plan if the named executive officer receives severance pursuant to a separate agreement that does not specifically provide for continued eligibility under the severance plans. Benefits under both plans are contingent upon the named executive officer’s execution of a release of claims against the Company. In addition, both plans provide continued health coverage pursuant to COBRA, with the named executive officer paying active employee premium rates for the duration of the severance period.

Monetary benefits under both plans are paid in installments on a periodic pay cycle. Under the Supplemental Plan, benefit payments and COBRA subsidy payments will stop if the named executive officer ceases to be eligible for state unemployment benefits or obtains other employment. Benefit payments and COBRA subsidy payments also stop under the Excess Plan if the named executive officer obtains other employment, but the Excess Plan provides for a discretionary benefit of up to 50% of the severance benefits that would have been paid for the remainder of the severance period.

2003 and 2010 Stock Plans

The following applies to stock options and RSUs issued under the 2003 Stock Plan and 2010 Stock Plan upon termination of employment, retirement generally and under the Company’s retirement guidelines, death or disability.

Stock Options:    In general, if an individual’s employment terminates for any reason other than death, disability or retirement, then all of his or her options expire on, and cannot be exercised after, the date of his or her termination. However, if the individual’s employment terminates due to death or disability, then all outstanding options fully vest and continue to be exercisable for one year following his or her termination (or the expiration of the term of the option, if earlier).

With respect to stock options awarded to Mr. Polk in 2011 pursuant to his Compensation Arrangement, in addition to the above, if he is involuntarily terminated (except for good cause or violation of the Company’s Code of Business Conduct and Ethics) or voluntarily terminates his employment for good reason, then all such outstanding options fully vest and continue to be exercisable for one year following his termination (or the expiration of the term of the option, if earlier).

If the individual’s employment terminates due to retirement at age 65 or later, then all outstanding options granted before 2008 fully vest and continue to be exercisable until the earlier of one year following termination or the expiration of the term of the option. However, under the Company’s retirement guidelines, outstanding options granted in 2008 or later will vest and remain exercisable, if the individual is at least age 55 with five years of service, is not terminated for cause, enters into certain restrictive agreements with the Company, and meets certain age and service requirements in accordance with the following table:

Qualification	Options Granted in 2008 and Later
Age 65, or sum of age and years of service is at least 70	Unvested options immediately vest. Options remain exercisable until the earlier of ten years following termination or the expiration of the option term.

Sum of age and years of service is at least 65 but less than 70	Unvested options immediately vest. Options remain exercisable until the earlier of five years following termination or the expiration of the option term.

Sum of age and years of service is at least 60 but less than 65	Unvested options are cancelled. Vested options remain exercisable until the earlier of one year following termination or the expiration of the option term.

Restricted Stock Units (RSUs):    In general, if a named executive officer’s employment terminates for any reason other than death, disability or retirement, then his or her RSUs that have not yet vested are forfeited. However, if the named executive officer’s employment terminates due to death or disability, then all restrictions lapse, and all RSUs fully vest, on the date of his or her termination.

With respect to RSUs awarded to Mr. Polk in 2011 pursuant to his Compensation Arrangement, in addition to the above, if he is involuntarily terminated (except for good cause or violation of the Company’s Code of Business Conduct and Ethics) or voluntarily terminates his employment for good reason, then all his time-based RSUs shall vest and, with respect to his performance-based RSUs, (i) the two-year time vesting condition shall be deemed to be satisfied, and (ii) he shall retain any unvested performance-based RSUs until the applicable performance condition is met, if at all, prior to the expiration of the award on July 18, 2018.

If the named executive officer’s employment terminates due to retirement, under the Company’s retirement guidelines, a portion of the unvested RSUs become vested if the individual is at least age 55 with five years of service, is not terminated for cause, enters into certain restrictive agreements with the Company, and meets certain age and service requirements, depending upon the date and nature of the grant, in accordance with the following table:

Qualification	Time-Based RSUs	Performance-Based RSUs
Age 65, or sum of age and years of service is at least 75	100% of any awards made at least 12 months from date of retirement, plus 100% of pro-rata value of any award made less than 12 months prior to retirement.	Awards continue to vest per the terms of the award agreement and are paid based on actual Company performance. At the end of the vesting period, (i) eligible for 100% vesting of awards that were awarded at least 12 months from date of retirement and (ii) eligible for 100% of pro-rata value of any awards that were awarded less than 12 months from date of retirement.

Sum of age and years of service is at least 70 but less than 75	75% of pro-rata value	Awards will continue to vest per the terms of the award agreement and are paid based on actual Company performance. At the end of the vesting period, eligible for 75% of pro-rata value of award that vested per the agreement.

Sum of age and years of service is at least 65 but less than 70	50% of pro-rata value	Awards will continue to vest per the terms of the award agreement and are paid based on actual Company performance. At the end of the vesting period, eligible for 50% of pro-rata value of award that vested per the agreement.

Sum of age and years of service is at least 60 but less than 65	25% of pro-rata value	Awards will continue to vest per the terms of the award agreement and are paid based on actual Company performance. At the end of the vesting period, eligible for 25% of pro-rata value of award that vested per the agreement.

The pro-rata award generally is determined by dividing the months of employment during the three-year vesting period by 36. The RSUs awarded to Mr. Polk in 2011 pursuant to his Compensation Arrangement are not subject to the above retirement guidelines.

Additional Provisions:    The Board of Directors may condition the grant of an equity award upon the executive entering into one or more agreements with the Company not to compete with, or solicit the customers or employees of, the Company. Further, in the event of the executive’s termination of employment with the Company generally without cause, the Board has the discretion to accelerate the date as of which any stock option may become exercisable or to accelerate the date as of which the restrictions will lapse with respect to RSUs or other awards. Further, additional provisions may apply under the terms of the executive’s individual award letter.

Management Cash Bonus Plan

Under the Company’s retirement guidelines, an executive will be eligible for a bonus payment based on his or her current year earnings and paid at the normal bonus timetable, subject to attainment of his or her annual performance goals, if the individual is at least age 55 with five years of service, is not terminated for cause, enters into certain restrictive agreements with the Company and the sum of his or her age and years of service is at least 60.

SERP/2008 Deferred Compensation Plan

The vesting provisions that apply to a named executive officer’s benefits under the SERP and 2008 Plan can depend on the circumstances under which his or her employment terminates. See the discussion under the caption “Retirement Plans.”

Under the SERP, assuming a termination of employment on December 31, 2012 for other than death, no current named executive officer who participates in the SERP would be entitled to a SERP benefit. However, upon a termination of employment on December 31, 2012 due to death, each named executive officer who participates in the SERP would be entitled to a special preretirement death benefit, in lieu of any retirement benefit under the SERP.

Under the 2008 Plan, assuming a termination of employment on December 31, 2012 due to death or disability, each current named executive officer would be entitled to the entire balance of his or her 2008 Plan accounts as reported in the “Aggregate Balance at Last FYE” column of the 2012 Nonqualified Deferred Compensation table. However, Mr. Martin is 100% vested, Mr. Burke is 50% vested, Mr. Sweet is 100% vested, and Mr. Boitmann is 60% vested in the SERP Cash Account balance as of December 31, 2012 under the SERP Cash Account vesting schedule.

Mr. Polk Compensation Arrangement

For additional information regarding Mr. Polk’s Compensation Arrangement and the benefits payable to him in the event he is involuntarily terminated except for good cause prior to a change in control or voluntarily terminates for good reason, see “Compensation Discussion and Analysis—Michael Polk’s Compensation Arrangement”.

Change in Control Only—No Termination of Employment

2003 and 2010 Stock Plans

Under the 2003 Stock Plan, upon a change in control of the Company, (1) all options become fully vested and continue to be exercisable by their terms, (2) all restrictions on restricted securities lapse and such securities are fully vested and (3) all performance goals applicable to any award are deemed met at the highest level. These benefits do not require any termination of employment.

Under the 2010 Stock Plan, upon a change in control of the Company, (1) all awards that are subject to performance goals become fully exercisable, without restriction, as though the performance goals were met at the level that provides for a target payout and (2) all other awards that are not replaced with equivalent equity awards become fully exercisable without restriction. Awards that are earned but not paid become immediately payable in cash. These benefits do not require any termination of employment.

For purposes of the 2003 Stock Plan and 2010 Stock Plan, a “change in control” generally has the same meaning as applicable for the ESAs. See Employment Security Agreements, above.

SERP/2008 Deferred Compensation Plan

See the discussion under “2012 Pension Benefits—SERP” and “2012 Nonqualified Deferred Compensation—2008 Plan” for the vesting of a named executive officer’s benefits under the SERP and 2008 Plan upon a change in control of the Company. For purposes of the SERP and 2008 Plan, a “change in control” has the same meaning as applicable under the 2003 Stock Plan. For purposes of the 2003 Stock Plan, a “change in control” generally has the same meaning as applicable for the ESAs.

Departing Executives

Mr. Figuereo Separation

Mr. Figuereo ceased serving as Executive Vice President and Chief Financial Officer effective September 4, 2012. His Separation Agreement supersedes his ESA and exclusively governs his remaining benefits from the Company. See “Compensation Discussion and Analysis—Figuereo Separation Agreement” for an explanation of the benefits payable to Mr. Figuereo on account of his separation and the section entitled “2012 Nonqualified Deferred Compensation” for the forfeiture of his nonqualified deferred compensation benefits. Under his Separation Agreement, Mr. Figuereo is not entitled to any benefits upon a change in control, nor any additional benefits upon his termination of employment other than as provided in the Separation Agreement. Under his Separation Agreement, after December 31, 2012, Mr. Figuereo can receive up to $227,083 in salary continuation, $7,768 in car allowance and $1,020 in allowance for tax services.

Ms. McIntyre Separation

Effective November 1, 2012, Ms. McIntyre terminated employment from the Company. Her Separation Agreement supersedes her ESA and exclusively governs her remaining benefits from the Company. See “Compensation Discussion and Analysis—McIntyre Separation Agreement” for an explanation of the benefits payable to Ms. McIntyre on account of her separation and the section entitled “2012 Nonqualified Deferred Compensation” for the forfeiture of her nonqualified deferred compensation benefits. Under her Separation Agreement, Ms. McIntyre is not entitled to any benefits upon a change in control, nor any additional benefits upon her termination of employment other than as provided in the Separation Agreement. Under her Separation Agreement, after December 31, 2012, Ms. McIntyre can receive up to $725,000 in salary continuation, $9,591 in COBRA continuation coverage, $23,987 in car allowance and $3,060 in allowance for tax services.

Mr. Boitmann Separation

Effective January 1, 2013, Mr. Boitmann ceased serving as an executive officer of the Company, and his employment will be terminated effective March 31, 2013. His Separation Agreement supersedes his ESA and exclusively governs his remaining benefits from the Company. See “Compensation Discussion and Analysis—Boitmann Separation Agreement” for an explanation of the benefits payable to Mr. Boitmann on account of his separation and the sections entitled “2012 Pension Benefits” and “2012 Nonqualified Deferred Compensation” for the forfeiture of his pension and nonqualified deferred compensation benefits. Under his Separation Agreement, Mr. Boitmann is not entitled to any benefits upon a change in control, nor any additional benefits upon his termination of employment other than as provided in the Separation Agreement. However, because he was a named executive officer and employed as of December 31, 2012, Mr. Boitmann’s compensation and benefits upon a change in control or termination of employment are nevertheless reflected in the following tables. Under his Separation Agreement, Mr. Boitmann can receive up to $490,000 in salary continuation, $9,568 in COBRA continuation coverage, $22,388 in car allowance, $2,856 in allowance for tax services and $35,000 of outplacement services.

Additional Benefits for Termination or Change in Control Scenarios

The tables set forth below quantify the additional compensation and benefit amounts that would be payable to each named executive officer under the change in control and/or termination of employment scenarios described above if such events occurred as of December 31, 2012.

Termination of Employment Following a Change in Control

The amounts set forth in this table would be payable to or for each named executive officer, assuming a change in control of the Company and termination of employment of the named executive officer on December 31, 2012.

Name	Michael B. Polk	Douglas L. Martin	William A. Burke	James M. Sweet	Paul G. Boitmann
Two/Three Times Base Salary	$3,600,000	$1,080,000	$1,320,000	$1,050,000	$492,692
Two/Three Times Target Bonus	4,860,000	918,000	1,122,000	787,500	—
Prorata Bonus	1,620,000	459,000	561,000	393,750	273,000
Accrued Unvested Retirement Benefits—SERP(1)	—	2,182,742	1,007,179	—	970,540
Accrued Unvested Retirement Benefits—SERP Cash Account(2)	459,240	—	222,103	—	140,795
Accrued Unvested Retirement Benefits—401(k) Plan	20,776	—	—	—	—
Value of Unvested Stock Options(3)	1,608,209	101,301	561,234	361,534	265,473
Value of Unvested Restricted Stock Units(4)	24,377,321	1,050,342	4,592,163	2,683,201	1,681,519
Welfare Benefits for Severance Period(5)	13,852	13,852	13,852	13,852	8,125
Automobile Expenses for Severance Period	—	—	—	—	—
Outplacement Services (6 mos.)	7,500	7,500	7,500	7,500	35,000
Reduction (§280G)(6)	—	—	—	—	N/A

Total	$36,566,898	$5,812,737	$9,407,031	$5,297,337	$3,867,144

(1)	Accrued Unvested Retirement Benefits—SERP. Amounts in this row are equal to the present value of the accumulated unvested benefit payable to each applicable named executive officer under the SERP as of December 31, 2012. None of the named executive officers who participate in the SERP (with the exception of Mr. Sweet) is vested under the SERP. Assumptions used in determining these amounts include a 4.50% discount rate and the RP-2000 projected to 2017 Combined Healthy Mortality Table, except using a unisex mortality table and without reduction for mortality risk before age 65, which are the actuarial assumptions to determine present value under the SERP assuming termination of employment on December 31, 2012. See “Retirement Plans—SERP,” above.

(2)	Accrued Unvested Retirement Benefits—SERP Cash Account. Amounts in this row represent the unvested portion of the named executive officer’s SERP Cash Account under the 2008 Plan as of December 31, 2012 (including the SERP Cash Account contribution for 2012 credited in 2013). Mr. Martin is 100% vested, Mr. Burke is 50% vested, Mr. Sweet is 100% vested, and Mr. Boitmann is 60% vested in the SERP Cash Account benefit. Mr. Polk is not vested in the SERP Cash Account benefit.

(3)	Value of Unvested Stock Options. Amounts in this row represent the value of stock options that would vest upon a change in control and termination of employment on December 31, 2012 pursuant to the terms of the executive’s ESA and applicable stock plan. The value of the stock options is based on the difference between the exercise price and the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2012 ($22.27).

(4)	Value of Unvested Restricted Stock Units. Amounts in this row represent the value of the RSUs that would vest upon a change in control and termination of employment on December 31, 2012 pursuant to the terms of the executive’s ESA and applicable stock plan. Performance-based RSUs are paid out as if the performance targets are achieved at the maximum level under the 2003 Stock Plan and at the target level under the 2010 Stock Plan. The value of the RSUs is based on the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2012 ($22.27).

(5)	Welfare Benefits for Severance Period. Amounts in this row consist of projected premiums for life, medical, dental, vision, accidental death and disability and disability policies, reduced by the amount of projected employee premiums and employee paid administrative charges, during the 24 month severance period for each named executive officer. Projections assume no increase in premiums over the severance period.

(6)	Payment Reduction (§280G). Amounts in this row reflect the value, if any, of the reduction in payments to avoid any excise tax liability arising under Sections 4999 and 280G of the Internal Revenue Code, which applies to Messrs. Polk, Martin, Burke and Sweet under their respective ESAs. However, a reduction in payments would not occur for 2012 under their ESAs because the payment of an excise tax of $6,030,465, $919,813, $1,280,538 and $632,780 by Messrs. Polk, Martin, Burke, and Sweet, respectively, would produce a greater overall net after-tax benefit to them.

Death, Disability or Termination of Employment, Without a Change in Control

The amounts set forth in this table would be payable to or for each named executive officer, assuming no change in control of the Company and that the named executive officer terminated employment on December 31, 2012, including on account of death, disability or retirement.

Name	Michael B. Polk	Douglas L. Martin	William A. Burke	James M. Sweet	Paul G. Boitmann
Continued Salary(1)	$2,400,000	$810,000	$990,000	$787,500	$492,692
Target Bonus(2)	1,620,000	—	—	393,750	—
Continued Health Payment/ Coverage(3)	13,852	10,389	10,389	10,389	8,125
Value of Unvested Stock Options(4)	1,608,209	101,301	561,234	361,534	265,473
Value of Unvested Restricted Stock Units(5)	24,377,321	1,050,342	4,592,163	2,683,201	1,681,519
SERP Benefits(6)	—	2,182,742	2,632,970	1,617,743	2,212,619
SERP Cash Account Benefits(7)	459,240	10,388	444,207	408,458	351,987

(1)	Continued Salary. Under Mr. Polk’s Compensation Agreement, he would receive 24 months of salary continuation upon his involuntary termination of employment except for good cause or voluntary termination for good reason. For all other named executive officers, amounts in this row are payable pursuant to the Company’s severance plans, assuming 18 months of severance, which is the mid-point of the range of severance provided for under the plans and is consistent with the Company’s actual practice in granting severance to executives with levels of service similar to those of the named executive officers.

(2)	Target Bonus. Under Mr. Polk’s Compensation Arrangement, he would be eligible for a pro-rated annual cash bonus for the year of his involuntary termination of employment except for good cause or voluntary termination for good reason (which is estimated in the table using a 100% achievement percentage). For all other named executive officers, no executive would be entitled to a bonus for the year of their termination of employment. Further, under the Company’s retirement guidelines, other than Mr. Sweet none of the named executive officers would vest in their target bonus upon their respective retirements.

(3)

Continued Health Payment/Coverage.    Under Mr. Polk’s Compensation Arrangement, upon his involuntary termination of employment except for good cause or voluntary termination for good reason, he would receive a lump sum cash payment for COBRA continuation of medical and dental benefits (but not vision benefits) for 24 months equal to the difference between the COBRA premium and coverage rates for active employees. For all other named executive officers, amounts in this row reflect continued health benefits pursuant to the Company’s severance plans and consist of projected premiums for health benefits (medical, dental and vision) during an 18 month severance period, reduced by the projected employee premiums and employee paid administrative charges. Projections assume no increase in premiums over the severance period.

(4)	Value of Unvested Stock Options. Under Mr. Polk’s Compensation Arrangement, upon his involuntary termination of employment except for good cause or voluntary termination for good reason, or upon his death or disability, he would become fully vested in his transition stock options, with a one year exercise window. For all other named executive officers, amounts in this row represent the value of stock options that would vest upon death or disability on December 31, 2012 pursuant to the terms of the grant award. The value of the stock options is based on the difference between the exercise price and the closing market price of the Company’s stock as reported in The Wall Street Journal for December 30, 2012 ($22.27). Except for Mr. Sweet, under the Company’s retirement guidelines, none of the named executive officers in the above table would vest in their stock options upon their respective retirements.

(5)	Value of Unvested Restricted Stock Units. Amounts in this row represent the value of the RSUs that would vest upon death or disability on December 31, 2012 pursuant to the terms of the grant award. The value of the RSUs is based on the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2012 ($22.27), and reflects the payment of performance-based RSUs as if the performance targets are achieved at the target level. In addition, under the terms of Mr. Polk’s Compensation Arrangement, upon his involuntary termination of employment except for good cause or voluntary termination for good reason, he would become fully vested in the time-based RSUs granted to him in July 2011, and since all of the performance conditions relating to the performance-based RSUs granted to him in July 2011 have been met he would become vested in these RSUs as well. The amount related to the July 2011 RSU awards in the table above is $16,962,591. Except for Mr. Sweet, none of the named executive officers in the above table would vest in their RSUs upon their respective retirements.

(6)	SERP Benefits. Mr. Polk does not participate in the SERP. For Messrs. Martin, Burke, Sweet and Boitmann who participate in the SERP, amounts in this row represent the death benefit payable under the SERP on account of the applicable named executive officer’s death on December 31, 2012, as the present value of the special preretirement death benefit under the SERP (paid in lieu of any retirement benefit under the SERP) and in which an executive becomes automatically vested upon his or her death during employment. For Mr. Martin, the termination benefit is greater than the death benefit because he has already reached the full 25 year accrual under the benefit formula. Therefore, the termination benefit is shown for Mr. Martin instead of the death benefit. None of the named executive officers in the above table who participate in the SERP (with the exception of Mr. Sweet) is vested under the SERP. See Footnote (1) of the immediately preceding table for the assumptions used to determine this amount.

(7)	SERP Cash Account Benefits. Under Mr. Polk’s Compensation Arrangement, upon his involuntary termination of employment except for good cause or voluntary termination for good reason, or upon his death or disability, he would become fully vested in his SERP Cash Account balance as shown in the table as of December 31, 2012. For all other named executive officers, amounts in this row represent the death or disability benefit payable under the SERP Cash Account on account of the applicable named executive officer’s death or disability on December 31, 2012. Please refer to Footnote (2) of the immediately preceding table for a description of amounts in this row.

Change in Control—No Termination of Employment

The amounts set forth in the following table would be payable to or for each named executive officer, assuming a change in control of the Company on December 31, 2012.

Name	Michael B. Polk	Douglas L. Martin	William A. Burke	James M. Sweet	Paul G. Boitmann
Value of Unvested Stock Options(1)	$1,608,209	$101,301	$561,234	$361,534	$265,473
Value of Unvested Restricted Stock Units(2)	24,377,321	1,050,342	4,592,163	2,683,201	1,681,519
Accrued Unvested Retirement Benefits—SERP(3)	—	2,182,742	1,007,179	—	970,540
Accrued Unvested Retirement Benefits—SERP Cash Account(4)	459,240	—	222,103	—	140,795

(1)	Value of Unvested Stock Options. Amounts in this row represent the value of stock options that would vest upon a change in control on December 31, 2012 under the relevant award agreement. The value of the stock options is based on the difference between the exercise price and the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2012 ($22.27).

(2)	Value of Unvested Restricted Stock Units. Amounts in this row represent the value of RSUs that would vest upon a change in control on December 31, 2012 under the terms of the applicable stock plan. Performance-based RSUs are paid-out as if the performance targets are achieved at the maximum level under the 2003 Stock Plan and at the target level under the 2010 Stock Plan. The value of the RSUs is based on the closing market price of the Company’s stock as reported in The Wall Street Journal for December 31, 2012 ($22.27).

(3)	Accrued Unvested Retirement Benefits—SERP. Please refer to Footnote (1) of the Termination of Employment Following a Change in Control table for a description of the amounts in this row.

(4)	Accrued Unvested Retirement Benefits—SERP Cash Account. Please refer to Footnote (2) of the Termination of Employment Following a Change in Control table for a description of the amounts in this row.

2012 Director Compensation

This table discloses all compensation provided to each non-employee director of the Company in 2012.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Thomas E. Clarke	$113,125	$109,985	$223,110
Kevin C. Conroy	100,000	109,985	209,985
Scott S. Cowen	118,125	109,985	228,110
Michael T. Cowhig	300,000	109,985	409,985
Elizabeth Cuthbert-Millett	100,000	109,985	209,985
Domenico De Sole	100,000	109,985	209,985
Mark D. Ketchum(3)	35,440	—	35,440
Jose Ignacio Perez-Lizaur(4)	37,500	—	37,500
Cynthia A. Montgomery	100,000	109,985	209,985
Steven J. Strobel	100,000	109,985	209,985
Michael A. Todman	100,000	109,985	209,985
Raymond G. Viault	110,000	109,985	219,985

(1)	Includes all meeting and retainer fees paid or deferred pursuant to the Company’s 2008 Plan.

(2)	Stock Awards. The amount in this column reflects the grant date fair value of the award of 6,020 RSUs to each director on May 9, 2012 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The RSUs vest on the first anniversary of the date of grant. The number of RSUs granted to each non-employee director (except for Messrs. Ketchum and Perez-Lizaur who did not receive awards because they were not serving as directors on the date of the grant), was determined by dividing $110,000 by the fair market value of a share of common stock on the date of grant, $18.27. In addition to the RSUs shown in the table, the following directors have the following number of options outstanding as of December 31, 2012: Dr. Clarke, 29,066; Dr. Cowen, 23,066; Mr. Cowhig, 25,066; Ms. Cuthbert-Millett, 23,066; Mr. De Sole, 8,000; Dr. Montgomery, 23,066; Mr. Strobel, 21,066; Mr. Todman, 15,353; and Mr. Viault, 23,066.

(3)	Mark D. Ketchum. Mr. Ketchum resigned as a director on May 8, 2012.

(4)	Jose Ignacio Perez-Lizaur. Mr. Perez-Lizaur was elected as a director on August 7, 2012.

Non-employee directors of the Company are paid an annual cash retainer of $100,000 (the Chairman, Mr. Cowhig, is paid an annual retainer of $300,000). Additional annual cash retainers are paid to Committee Chairpersons as follows: Audit Committee, $20,000; Nominating/Governance Committee, $10,000; and Organizational Development & Compensation Committee, $15,000. Each director is eligible to participate in the Company’s 2008 Plan and is permitted to defer up to 100% of director fees under the terms of that plan. Non-employee directors also receive an annual RSU award valued at $110,000, with the number of RSUs determined by the fair market value of a share of the Company’s common stock on the date of grant. The RSU award is typically made in May of each year and vests on the first anniversary of the date of grant. The 2010 Stock Plan provides for discretionary grants to non-employee directors of stock options, stock awards and stock units.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2012, relating to equity compensation plans of the Company under which the Company’s common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)(3)
Equity compensation plans approved by security holders	16,612,221	$22.11	8,875,478
Equity compensation plans not approved by security holders	N/A	N/A	N/A
TOTAL:		$22.11	8,875,478

(1)	The number shown in column (a) is the number of shares that, as of December 31, 2012, may be issued upon exercise of outstanding options (11,105,161 options outstanding as of December 31, 2012) and vesting of RSUs (5,507,060 RSUs outstanding as of December 31, 2012) under the stockholder-approved 2010 Stock Plan and the 2003 Stock Plan. The 5,507,060 RSUs are comprised of 3,639,181 time-based RSUs and 1,867,879 performance-based RSUs. Substantially all of the performance-based RSUs, depending on the level of achievement of a total shareholder return performance goal, may be adjusted up to a maximum of 200%, or down to a minimum of 0% of the number of performance-based RSUs granted. This table assumes that the performance-based RSUs granted under the 2003 Stock Plan and 2010 Stock Plan pay out at target, or 100%.

(2)	The price shown in column (b) is the weighted-average exercise price of outstanding stock options (excludes RSUs, which vest at no cost to participants).

(3)	The amount shown in column (c) is the number of shares that, as of December 31, 2012, may be issued upon exercise of options and other equity awards that may be granted in the future under the 2010 Stock Plan. For purposes of this table, the availability calculation assumes that the performance-based RSUs granted under the 2010 Stock Plan which have an adjustment feature will vest at target, or 100%. In the event the performance-based RSUs granted under the 2010 Stock Plan pay out at the maximum level, or 200%, the number of securities available for future issuance under the 2010 Stock Plan would be approximately 5,749,929.

CERTAIN BENEFICIAL OWNERS

As of March 15, 2013, the only persons or groups that are known to the Company to be the beneficial owners of more than five percent of the outstanding common stock are:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Outstanding
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	22,846,263	7.94%(1)

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	17,390,213	6.04%(2)

The Bank of New York Mellon Corporation and related entities c/o The Bank of New York Mellon Corporation One Wall Street New York, New York 10286	16,489,002	5.73%(3)

(1)	As reported in a statement on Schedule 13G filed with the SEC on January 30, 2013 by BlackRock, Inc. According to the filing, BlackRock, Inc. has sole voting power and sole dispositive power over the 22,846,263 shares.

(2)	As reported in a statement on Schedule 13G/A filed with the SEC on February 11, 2013 by The Vanguard Group, Inc. According to the filing, The Vanguard Group, Inc. has sole voting power over 492,835 of such shares, sole dispositive power over 16,915,520 of such shares and shared dispositive power over 474,693 of such shares.

(3)	As reported in a statement on Schedule 13G/A filed with the SEC on February 4, 2013 by The Bank of New York Mellon Corporation and related entities. According to the filing, Bank of New York Mellon Corporation has sole voting power over 12,450,898 of such shares, shared voting power over 6,729 of such shares, sole dispositive power over 16,339,756 of such shares and shared dispositive power over 110,346 of such shares.

The following table sets forth information as to the beneficial ownership of shares of common stock of each director, including each nominee for director, and each named executive officer and all directors and executive officers of the Company, as a group. Except as otherwise indicated in the footnotes to the table, each individual has sole investment and voting power with respect to the shares of common stock set forth.

	Common Stock Beneficially Owned on March 1, 2013
Name of Beneficial Owner	Number of Shares		Percent of Class Outstanding
Thomas E. Clarke	64,611	(1)	*
Kevin C. Conroy	5,364		*
Scott S. Cowen	72,167	(1)(2)	*
Michael T. Cowhig	57,611	(1)	*
Elizabeth Cuthbert-Millett	239,251	(1)(3)	*
Domenico De Sole	35,452	(1)	*
Jose Ignacio Perez-Lizaur	0		*
Cynthia A. Montgomery	56,711	(1)	*
Michael B. Polk	162,335	(4)	*
Steven J. Strobel	50,611	(1)	*
Michael A. Todman	42,558	(1)	*
Raymond G. Viault	60,427	(1)	*
Douglas L. Martin	81,949	(1)(5)	*
Juan R. Figuereo	102,846	(1)	*
William A. Burke	297,572	(1)	*
James M. Sweet	344,003	(1)	*
Paul G. Boitmann	177,351	(1)	*
G. Penny McIntyre	115,218	(1)	*
All directors and executive officers as a group	2,041,218	(1)	*

*	Represents less than 1% of the Company’s outstanding common stock.

(1)	Includes shares issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days of March 1, 2013 as follows: Dr. Clarke, 29,066 shares; Dr. Cowen, 23,066 shares; Mr. Cowhig, 25,066 shares; Ms. Cuthbert-Millett, 23,066 shares; Mr. De Sole, 10,000 shares; Dr. Montgomery, 23,066 shares; Mr. Strobel, 21,066 shares; Mr. Todman, 15,353 shares; Mr. Viault, 23,066 shares; Mr. Martin, 69,701 shares; Mr. Figuereo, 52,100 shares; Mr. Burke, 210,000 shares; Mr. Sweet, 251,500 shares; Mr. Boitmann, 142,000 shares; Ms. McIntyre, 60,800 shares; and all directors and executive officers as a group, 1,017,716 shares.

(2)	Includes 1,220 shares owned by Dr. Cowen’s wife.

(3)	Includes 55,826 shares owned by Ms. Cuthbert-Millett as custodian for her two children.

(4)	Includes 138,000 shares owned in trust by Mr. Polk.

(5)	Includes 2,223 shares owned by Mr. Martin in a 401(k) account.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report to stockholders of the Company in accordance with rules adopted by the Securities and Exchange Commission.

The Audit Committee, which is appointed annually by the Board of Directors, currently consists of five directors, all of whom are “independent directors” and meet the other qualification requirements under the applicable rules of the New York Stock Exchange. The Audit Committee acts under a written charter which was most recently approved by the Board of Directors on November 9, 2011.

In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

•	The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2012.

•

The Audit Committee reviewed and discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards , Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•

The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP the independent auditor’s independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

This report is submitted on behalf of the members of the Audit Committee:

Scott S. Cowen, Chair

Domenico De Sole

Jose Ignacio Perez-Lizaur

Steven J. Strobel

Michael A. Todman

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year 2013. Representatives of Ernst & Young LLP are expected to be present at the annual meeting to answer appropriate questions and, if they so desire, to make a statement. If the stockholders should fail to ratify the appointment of the independent registered public accounting firm, the Audit Committee would reconsider the appointment.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2013.

Fees of Independent Registered Public Accounting Firm for 2012 and 2011

Description of Fees	Amount of Fees Billed by Ernst & Young LLP in Fiscal Year 2012 (In millions)	Amount of Fees Billed by Ernst & Young LLP in Fiscal Year 2011 (In millions)
Audit Fees(1)	$8.4	$6.8
Audit-Related Fees(2)	0.5	0.7
Tax Fees(3)	0.1	—
All Other Fees	—	—

(1)	Includes fees for professional services rendered for the audits of the Company’s annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, statutory audits required internationally and for other services that only the Company’s independent registered public accounting firm can reasonably provide.

(2)	Includes fees for professional services rendered related primarily to audits of employee benefit plans and examinations of internal controls in accordance with Statement on Standards for Attestation Engagements No. 16, Reporting on Controls at a Service Organization.

(3)	Includes fees for domestic tax advice and planning.

Pre-Approval Policies and Procedures of the Audit Committee

The Audit Committee has adopted a Policy for Pre-Approval of Audit and Non-Audit Services Provided by an External Audit Firm (the “Policy”). The Policy sets forth the procedures and conditions for pre-approving audit and permitted non-audit services to be performed by the independent registered public accounting firm responsible for auditing the Company’s consolidated financial statements or any separate financial statements that will be filed with the SEC.

This Policy provides that the Audit Committee may either pre-approve proposed audit and non-audit services provided by the Company’s independent registered public accounting firm based upon a description of the specific services to be provided, or on a case-by-case basis, for specific categories of services. Non-audit services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm, including, among other things, certain consultations concerning financial accounting and reporting standards, closing balance sheet audits pertaining to Company dispositions and assurance services in connection with securities offerings. Tax services are tax compliance, tax planning and related services, excluding any tax service prohibited by regulatory or other oversight authorities. In determining whether to pre-approve a service, the Policy requires the Audit Committee to consider whether the particular service is sufficiently described so that the Audit Committee can make a well-reasoned assessment of the impact of the service on the firm’s independence and so that the pre-approval does not result in a delegation to management of the Audit Committee’s responsibility. Additionally, the Audit Committee must consider whether the provision of each service (a) places the independent registered public accounting firm in the position of auditing its own work, (b) results in the independent registered public accounting firm acting as management or an employee of the Company or (c) places the independent registered public accounting firm in a position of being an advocate for the Company. Pursuant to the Policy, the Company may not under any circumstances engage the independent registered public accounting firm to provide any service that is prohibited by applicable law.

For the fiscal year ended December 31, 2012, no Audit-Related Fees, Tax Fees or Other Fees disclosed above were approved in reliance on the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

The Audit Committee of the Company’s Board of Directors has considered whether the provision of non-audit services by Ernst & Young LLP for the fiscal year ended December 31, 2012 is compatible with maintaining such firm’s independence.

PROPOSAL 3—APPROVAL OF THE NEWELL RUBBERMAID INC. 2013 INCENTIVE PLAN

Summary of Proposal

The Company’s Board of Directors (“Board”), based upon the recommendation of the Organizational Development & Compensation Committee, is recommending that stockholders approve the Newell Rubbermaid Inc. 2013 Incentive Plan, which is referred to as the “2013 Plan,” including the authority to grant a maximum of sixty-two million five hundred thousand (62,500,000) shares of the Company’s common stock subject to awards under the 2013 Plan. The 2013 Plan will replace the plan that currently serves as the vehicle for the Company’s equity compensation program, the 2010 Stock Plan (which is referred to in this Proposal 3 as the “Prior Plan”). If stockholders approve the 2013 Plan, the Prior Plan will terminate upon the date of such approval; and (i) grants made after December 31, 2012 under the Prior Plan will reduce the 62,500,000 maximum number of shares under the 2013 Plan; and (ii) as provided below in “Effect of Proposal on the Prior Plan”, shares of the Company’s common stock relating to certain Prior Plan awards may be added to the shares available for grants under the 2013 Plan. The Company does not expect the adoption of the 2013 Plan to result in any material change to the Company’s current equity or cash incentive compensation practices.

The two primary purposes of the 2013 Plan are to help the Company attract, retain, and motivate Company executives, other employees and non-employee directors and to link the interests of these individuals with the interests of Company stockholders over the longer term. The 2013 Plan will accomplish these purposes by serving as the primary vehicle for the Company’s equity-based and other incentive compensation programs. Therefore, the Company believes that approval of the 2013 Plan is important to the Company’s future success. The 2013 Plan is an incentive compensation plan that provides for both stock-based and cash-based grants, including stock options, stock awards, stock unit awards, stock appreciation rights, and annual and long-term incentive awards.

The 2013 Plan contains certain restrictions that the Board believes further the objectives of motivating employees and non-employee directors to increase stockholder value over the long-term, to align their interests with those of stockholders, and to reflect sound corporate governance:

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Non-performance-based grants to employees generally can vest no earlier than one-third (1/3) on each anniversary of the date of grant, and performance-based grants to employees can vest no earlier than the first anniversary of the date of grant.

•	Dividends on performance-based stock awards and dividend equivalents on stock unit awards are paid only to the extent the related performance goals are satisfied.

•	Repricing of stock options without stockholder approval is prohibited, consistent with the Company’s current practice.

•	Shares that are used to pay the stock option exercise price cannot be used for future grants under the 2013 Plan.

•	Shares that are used to pay required tax withholding on stock options and stock appreciation rights cannot be used for future grants under the 2013 Plan.

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Awards that are not performance-based do not vest upon a change in control of the Company. Vesting will be accelerated for these awards if, having been assumed in the change in control, a participant’s employment or service on the Board is terminated without good cause, or the participant terminates employment for good reason, within two (2) years following the change in control.

The Company believes that its existing compensation programs have been effective at motivating its executive officers, including its named executive officers, to achieve superior performance and results for the Company, effectively aligning compensation with performance results, giving executives an ownership interest in the Company so their interests are aligned with stockholders, and enabling the Company to attract and retain talented executive officers whose services are in demand in the Company’s industry and market sectors.

Prior Plan Awards

If the Company’s stockholders approve the 2013 Plan, the Prior Plan will terminate, and no new awards will be granted under the Prior Plan. All awards that were granted under the Prior Plan that are outstanding as of the date of the approval of the 2013 Plan will remain outstanding and will continue to be governed by the Prior Plan.

Effect on the Prior Plan if the 2013 Plan is Not Approved

If the 2013 Plan is not approved, the Prior Plan will remain in effect in accordance with its terms.

Issued and Outstanding Shares of the Company; Stock Price

As of December 31, 2012, there were:

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Approximately 11.1 million shares of common stock subject to outstanding options, consisting of .8 million shares of common stock subject to outstanding options under the 2010 Plan and 10.4 million shares of common stock subject to outstanding options under the Newell Rubbermaid Inc. 2003 Stock Plan (the “2003 Plan”);

•	The outstanding options have a weighted average exercise price of $22.11 and a weighted average remaining term of 3.88 years;

•	1.5 million shares underlying outstanding RSUs that had not been earned under the 2003 Plan; and

•	4.0 million shares underlying outstanding RSUs that had not been earned under the 2010 Plan.

The Company had 288.5 million weighted average shares of common stock outstanding during 2012. The closing price on the New York Stock Exchange of a share of the Company’s common stock as of March 15, 2013, was $25.51.

Reasons Why Stockholders Should Approve the 2013 Plan

As described above, the 2013 Plan will allow the Board or the Organizational Development & Compensation Committee to provide equity-based or incentive-based compensation to employees of the Company and its subsidiaries and the Company’s non-employee directors as further described in the 2013 Plan. The Company believes that its future success depends in part on its ability to attract, retain and motivate high quality employees and non-employee directors, and that its ability to provide equity-based and incentive-based awards under the 2013 Plan is critical to achieving this success. The Company believes that it would be at a severe competitive disadvantage if it could not use stock-based awards to recruit and compensate its employees and non-employee directors.

The Company views its use of stock-based awards as an essential part of the Company’s compensation program and as an important element in achieving the program’s goals. The Company believes that using equity-based awards helps align pay with performance, and allows the Company to better link the financial interests of employees and non-employee directors (on one hand) and stockholders (on the other hand). The Company also believes that equity compensation motivates employees and non-employee directors to create stockholder value because the value they realize from equity compensation is based in large part on the Company’s common stock price performance.

The Company believes that it has demonstrated a commitment to sound equity compensation practices in recent years. Understanding that equity compensation awards dilute stockholder equity, the Company believes that it has prudently managed its Prior Plan and equity incentive compensation awards under that plan. In connection with the goals described above, the Company has targeted annual long-term incentive opportunities at the 50th percentile of comparator group companies.

Summary of the Terms of the 2013 Plan and Related Information

The following is a summary of the material provisions of the 2013 Plan, a copy of which is attached hereto as Appendix B and is incorporated by reference herein. This summary is qualified in its entirety by reference to the full and complete text of the 2013 Plan. Any inconsistencies between the following summary of the material provisions of the 2013 Plan and the text of the 2013 Plan will be governed by the text of the 2013 Plan.

Administration and Eligibility

The 2013 Plan will be administered by the Board, which has authority to delegate administration to the Board’s Organizational Development & Compensation Committee, to the extent the Committee is comprised of two or more directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”). The Board or Committee, as applicable, has full authority to select the individuals who will receive awards under the 2013 Plan, to determine the form and amount of each of the awards to be granted, and to establish the terms and conditions of awards. The Board or Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act and who are not “covered employees” under Section 162(m) of the Code. To the extent such authority has been delegated, and other than for purposes of amending or terminating the 2013 Plan, references in this summary to “Board” shall mean the Committee, or the officer of the Company, as applicable.

The Board in its discretion may provide that any award granted under the 2013 Plan will be subject to the attainment of performance goals, including those that qualify the award as “performance-based compensation” under Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including, but not limited to, return on equity, earnings or earnings per share, the price of the common stock, total stockholder return, return on assets, return on investment, cash flow, net income, working capital, expense management, revenue or revenue growth, sales performance, cost of sales, sales growth, sales performance, operating margin, internal revenue growth, ratio of debt to debt plus equity, return on capital, operating working capital, accounts receivable, inventory management, margin (including profit margin), customer acquisition, customer retention, or economic value. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. The performance goals may be adjusted for any events or occurrences as determined by the Board. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Board, may differ among participants.

All non-employee directors and the employees of the Company or any subsidiary whom the Board may designate from time to time as eligible to receive awards under the 2013 Plan are eligible.

Types of Awards

Awards under the 2013 Plan may consist of stock options, stock appreciation rights, stock awards, stock units, annual incentive awards, or long-term incentive awards. The Board may grant any type of award to any participant it selects, but only the Company and its subsidiaries’ employees may receive grants of incentive stock options. Awards may be granted alone or in addition to, in tandem with, or (subject to the 2013 Plan’s prohibitions on repricing) in substitution for any other award (or any other award granted under another plan of the Company or of any of the Company’s affiliates).

Shares Available under the 2013 Plan

An aggregate of sixty-two million five hundred thousand (62,500,000) shares of the Company’s common stock, are available for grant under the 2013 Plan. The maximum number of shares of incentive stock options under the 2013 Plan is twenty-one million. Grants made after December 31, 2012, under the Prior Plan will reduce the number of shares available for grant by (i) one (1) share for each share subject to a stock option or stock appreciation right under the Prior Plan and (ii) by three and one-half (3-1/2) shares for each share subject to an award other than a stock option or SAR under the Prior Plan.

If, after December 31, 2012, any shares of common stock subject to awards granted under the Prior Plan would again become available as a result of (i) a lapse, forfeiture, expiration, termination or cancellation, or (ii) a delivery by a Prior Plan participant or withholding by the Company on behalf of a Prior Plan participant for any required withholding taxes (other than required withholding taxes as a result of an exercise of a stock option or stock appreciation right) under the terms of the Prior Plan if that Prior Plan were still in effect, then those shares of common stock will be available under the 2013 Plan, thereby increasing (by one (1) share for each share subject to a stock option or stock appreciation right; and by three and one-half (3  1/2) shares for each share subject to an award other than a stock option or stock appreciation right) the number of shares of common stock available under the 2013 Plan.

To the extent that only full-value awards are granted under the 2013 Plan, the three and one-half (3  1/2) reduction will have the effect of reducing the sixty-two million five hundred thousand (62,500,000) shares available for grant under the 2013 Plan to less than eighteen million (18,000,000) shares.

The number of shares available for grants under the 2013 Plan shall be reduced by the total number of shares, if any, that may be payable under an award as determined on the date of the grant of the award, except that the total number of shares will be reduced by three and one-half (3-1/2) shares for each share subject to a full-value award. Full-value awards include stock awards and stock unit awards and any other similar award payable in shares of common stock of the Company under which the value of the award is measured as the full value of a share of common stock, rather than the increase in the value of a share of common stock (therefore, full-value awards do not include stock options and stock appreciation rights, and the total number of shares will be reduced by one (1) share for each share subject to a stock option or stock appreciation right). Shares of common stock subject to an award under the 2013 Plan that (i) lapses, is forfeited, expires, terminates or is cancelled, or (ii) are delivered by a participant or withheld by the Company on behalf of a participant for any required withholding taxes (other than required withholding taxes as a result of an exercise of a stock option or stock appreciation right), will increase the number of shares available under the 2013 Plan by one (1) share for each share subject to a stock option or stock appreciation right; and by three and one-half (3  1/2) shares for each share subject to a full-value award. The number of shares of common stock delivered by a participant or withheld by the Company on behalf of a participant in payment of an award (including the exercise price of a stock option and any required withholding taxes relating to a stock option or stock appreciation right) will not be available again under the 2013 Plan. If shares of common stock are repurchased in the open market (or otherwise) with the proceeds from the exercise of an option, such will not increase the number of shares available under the 2013 Plan.

Award Limits under the 2013 Plan

In order to qualify as “performance-based compensation” under Section 162(m) of the Code, the Company is required to establish limits on the number of awards that may be granted to a particular participant. The award limits in the 2013 Plan were established in order to provide the Company with maximum flexibility, and are not necessarily indicative of the size of award that the Company expects to make to any particular participant.

The maximum number of shares of common stock that a participant may receive as an award of stock options (including incentive stock options) and stock appreciation rights in any calendar year is two million (2,000,000).

The maximum number of shares of common stock subject to any stock awards (other than stock options and stock appreciation rights), including stock units and long-term incentive awards, intended to qualify as performance-based compensation in accordance with Section 162(m) of the Code, which may be granted in any calendar year to any participant is one million (1,000,000) shares of common stock or in the event the award is settled in cash, an amount equal to the fair market value of such number of shares of common stock on the date upon which the award is settled.

During any calendar year, no participant may receive awards paid in cash having an aggregate dollar amount in excess of Five Million Dollars ($5,000,000).

Notwithstanding anything to the contrary, in the calendar year of a participant’s initial commencement of employment as an employee, the foregoing limits shall be multiplied by two (2).

During any calendar year, no non-employee director may receive awards with an aggregate grant date fair market value (computed as of the grant date in accordance with applicable financial accounting standards) in excess of Two Hundred Fifty Thousand Dollars ($250,000).

Adjustments

The foregoing share limitations are subject to adjustment in the event of any reorganization, recapitalization, stock split, stock distribution, merger consolidation, and the like, subject where necessary to Sections 422 and 409A of the Code. However, no adjustments will be made to the $5,000,000 limitation on awards paid in cash, or the $250,000 limitation on awards to non-employee directors.

Options

The Board will have the authority to grant stock options and to determine all terms and conditions of each stock option. The Board will fix the option price per share of common stock, which generally may not be less than one hundred percent (100%) of the fair market value of the common stock on the date of grant. Fair market value is defined as the closing sales price of a share of the Company’s common stock as reported on the New York Stock Exchange (as reported in The Wall Street Journal for the date in question), or if no sales of the Company’s common stock occur on such date, on the last preceding date on which there was such a sale (as reported in The Wall Street Journal). The Board will determine the expiration date of each option as set forth in the stock option agreement, but the expiration date will not be later than ten (10) years after the grant date. Options will be exercisable at such times and be subject to such restrictions and conditions as the Board deems necessary or advisable; however, no stock option granted to an employee shall be exercisable earlier than with respect to one-third (1/3) of the total number of shares of common stock subject to the option on each of the three (3) succeeding anniversaries of the date of grant of the option. The stock option exercise price will be payable in full upon exercise as provided in the stock option agreement. Participants will not be entitled with respect to options to amounts equivalent to cash, stock, or other property dividends on the common stock subject to the options.

In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which an incentive stock option is exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed One Hundred Thousand Dollars ($100,000), and if this limitation is exceeded, so much of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to an employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the exercise price of the incentive stock option will be one hundred ten percent (110%) of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five (5) years from the date of grant; and (iii) no incentive stock option may be granted after ten (10) years from the date the 2013 Plan was adopted.

As provided below in “No Repricing,” the repricing of stock options and SARs is prohibited without stockholder approval.

Stock Appreciation Rights

The Board will have the authority to grant stock appreciation rights (also called SARs). A stock appreciation right is the right of a participant to receive cash in an amount, and/or Company common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The 2013 Plan provides that the Board will determine all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that will generally not be less than one hundred percent (100%) of the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than ten (10) years after the date of grant; and whether the stock appreciation right will settle in cash, common stock, or a combination of the two (2). No stock appreciation right granted to an employee shall be exercisable earlier than with respect to one-third (1/3) of the total number of shares of common stock subject to the stock appreciation right on each of the three (3) succeeding anniversaries of the date of grant of the stock appreciation right. Participants will not be entitled with respect to stock appreciation rights to amounts equivalent to cash, stock, or other property dividends on the common stock subject to the stock appreciation rights.

Stock Awards

The Board has the authority to grant Company stock awards. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Performance shares means the right to receive shares of common stock to the extent performance goals are achieved. The Board will determine all terms and conditions of the awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock will lapse, and whether any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or, for non-covered employees, retirement; the length of the vesting and/or performance period; provided that no restrictions on an award granted to an employee based solely on the lapse of time shall lapse earlier than with respect to one-third (1/3) of the number of shares of common stock subject to the stock award on each of the three (3) succeeding anniversaries of the date of grant of the stock award; and none of the restrictions based upon attainment of performance goals shall lapse earlier than the first (1st) year anniversary of the date of grant. The award agreement may provide that until the restrictions on the restricted stock lapse, the participant will be paid dividends and other distributions thereon and have the right to vote such shares (provided that if such stock award is subject to performance-based restrictions, the Company shall accumulate and hold such dividends and distributions until and to the extent the restrictions on such stock awards lapse).

Stock Units

Stock units may be granted to employees and non-employee directors under the 2013 Plan. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one or more shares of common stock of the Company or cash equal to the fair market value of one or more shares on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Board or, in the case of performance-based awards, pursuant to the achievement of pre-established performance goals; provided that (i) in the case of a performance-based award to an employee, none of the restrictions applicable to the award shall lapse sooner than the first anniversary of the date of the award, and (ii) in the case of an award that is not performance-based granted to an employee, none of the restrictions applicable to the award shall lapse sooner than with respect to one-third (1/3) of the award on each anniversary of the date of the award (although in each case the Board has the discretion to accelerate the date as of which restrictions lapse in the case of a non-covered employee’s termination of employment, or a non-employee director’s termination of service on the Board, without cause, and, provided that, with respect to awards made to an employee in connection with his or her commencement of employment, the conditions set forth in (i) and (ii) above need not apply). Unless otherwise specified in the award agreement, a participant will not be a stockholder with respect to the stock units awarded to him or her prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares (although such dividend equivalents payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Board as specified in the award agreement can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse).

Incentive Awards

The Board will have the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent that one or more performance goals are achieved. The Board will determine all terms and conditions of an annual or long-term incentive award, including the performance goals, performance period, the potential amount payable, and the timing of payment. The Board may require that payment of all or any portion of the amount subject to the incentive award is contingent on the achievement of one or more performance goals during the period the Board specifies. The Board may deem that performance goals subject to an award are achieved upon a participant’s death, disability or, for non-covered employees, retirement, or such other circumstances as the Board may specify. The performance period for an annual incentive award must relate to a period of one fiscal year, and the performance period for a long-term incentive award must relate to a period of more than one fiscal year, except that, in each case, if the award is made in the year the 2013 Plan becomes effective, at the time of commencement of employment with the Company or a subsidiary or on the occasion of a promotion, then the award may relate to a shorter period.

Performance Goals

For purposes of the 2013 Plan, performance goals mean any goals the Board establishes that relate to one or more of the goals with respect to the Company or any one or more of the Company’s subsidiaries, affiliates or other business units as specified in “Administration and Eligibility.”

As to each performance goal, the relevant measurement of performance will be computed in accordance with generally accepted accounting principles to the extent applicable, but, unless otherwise determined by the Board, will exclude the effects of the following: (i) charges or expenses for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations, or laws; (vi) mergers, acquisitions or dispositions; (vii) restatements and accounting charges; (viii) impacts on interest expense, preferred dividends, and share dilution as a result of debt and capital transactions; and (ix) extraordinary, unusual, and/or non-recurring items of income, expense, gain or loss, that, in case of each of the foregoing, the Company identifies in its publicly filed or furnished periodic or current reports, its audited financial statements, including notes to the financial statements, the Management’s Discussion and Analysis section of its annual report, written press releases, or earnings releases. With respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such exclusions may be made only to the extent consistent with Code Section 162(m). To the extent consistent with Code Section 162(m), the Board may also provide for other adjustments to performance goals in the award agreement or plan document evidencing any award at the time the award is granted. In addition, the Board may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following events that occurs during a performance period: (i) litigation, claims, judgments, or settlements; (ii) the effects of changes in other laws or regulations affecting reported results; and (iii) accruals of any amounts for payment under the 2013 Plan or any other compensation arrangements that are maintained by the Company or any subsidiary (except that, with respect to any award intended to qualify as performance-based compensation under Section 162(m) of the Code, such adjustment may be made only to the extent consistent with Section 162(m) of the Code). Where applicable, the performance goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages, and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The performance goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

No Transferability

Awards are not transferable other than by will or the laws of descent and distribution, unless the Board allows a participant to designate in writing a beneficiary to exercise an award or receive payment under an award after the participant’s death, to transfer an award to the former spouse of the participant as required by a domestic relations order incident to a divorce or to transfer an award for no consideration.

Change in Control

Notwithstanding any other provision of the 2013 Plan or any award agreement, in the event of a “Change in Control” of the Company:

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All outstanding performance-based awards will become fully exercisable, all restrictions applicable to all such awards will terminate or lapse, and performance goals applicable to any such award will be deemed satisfied at the target payout level;

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If any nonperformance-based awards are replaced with equity awards of the acquiring or successor corporation that preserves the existing value and terms and conditions, then the replacement awards will remain outstanding and subject to such terms and conditions, except that if within two (2) years following the Change in Control the participant’s employment or service on the Board terminates without cause or the participant terminates for good reason (as such terms are defined in the 2013 Plan), all such awards will become fully exercisable and all restrictions will terminate or lapse; and

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If any nonperformance-based awards are not replaced as described immediately above, the Board has sole discretion to provide for the purchase of any outstanding stock option or stock appreciation right for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option or stock appreciation right had the option or stock appreciation right been currently exercisable and for the purchase of any outstanding stock award or stock unit award for the then current fair market value of the underlying stock, assuming all restrictions have lapsed. See Section 12 of the 2013 Plan for the definition of “Change in Control.”

See Sections 2.5 and 12.2 of the 2013 Plan for the definition of “Change in Control.” A “Change in Control” is generally defined in the 2013 Plan as:

•	The occurrence of certain mergers, consolidations, statutory share exchanges or similar forms of corporate transactions; or

•	Certain dispositions of all or substantially all of the Company’s assets to an unaffiliated entity (if the transactions or dispositions require the approval of the Company’s stockholders);

•	The acquisition by a person unaffiliated with the Company of 25% or more of the Company’s outstanding voting securities as a result of specified types of transactions; or

•	A change in the composition of a majority of the Company’s Board over a period of two years or less.

Term of 2013 Plan

Unless earlier terminated by the Board, the 2013 Plan will remain in effect for ten (10) years.

Termination and Amendment

The Board may amend, suspend, or terminate the 2013 Plan at any time, except:

•	The Board must approve any amendment to the 2013 Plan if the Company determines such approval is required by action of the Board, applicable corporate law, or any other applicable law; and

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Stockholders must approve any amendment to the 2013 Plan if the Company determines that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which the Company’s common stock is then traded, or any other applicable law.

No Repricing

Repricing of stock options and SARs is prohibited without stockholder approval. This means that stockholders must approve any amendment to the 2013 Plan and any stock option or SAR agreement that results in the repricing of stock options or SARs. Repricing is broadly defined to include reducing the exercise price of a stock option or stock appreciation rights or cancelling a stock option or stock appreciation right in exchange for cash, other stock options, or stock appreciation rights with a lower exercise price or other stock awards. (This prohibition on repricing without stockholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)

Foreign Participation

To assure the viability of awards granted to participants employed or residing in foreign countries, the Board may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Board may approve such supplements to, or amendments, restatements, or alternative versions of, the 2013 Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Board approves for purposes of using the 2013 Plan in a foreign country will not affect the terms of the 2013 Plan for any other country.

Certain Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the 2013 Plan. The summary is based on the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state, or local tax laws or any employment tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2013 Plan will vary depending upon the specific facts and circumstances involved, and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

Stock Options

The grant of a stock option under the 2013 Plan will create no income tax consequences to the Company or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option, and the Company (the employer) will not be allowed a deduction. In order to qualify as an incentive stock option, the option must be exercised within three (3) months after the participant’s termination of employment for any reason other than death or disability and within one (1) year after termination for disability. If the option is not exercised within such time period, it will be treated as a non-qualified stock option and taxed accordingly. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two (2) years from the grant date of the incentive stock option and one (1) year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights

The grant of a stock appreciation right under the 2013 Plan will create no income tax consequences to the Company (the employer) or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. If the stock appreciation right is settled in shares of the Company’s common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

Restricted Stock

Generally, a participant will not recognize income and the Company (the employer) will not be entitled to a deduction at the time an award of restricted stock is made under the 2013 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Company (the employer) will generally be entitled to a corresponding deduction in the same amount and at the same time that the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid, and the Company (the employer) will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within thirty (30) days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election (a so-called Code Section 83(b) election), then the Company (the employer) will generally be entitled to a corresponding deduction in the same amount and at the same time that the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by the Company (the employer). Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, the Company (the employer) would then be required to include as ordinary income the amount of any deduction originally claimed with respect to such shares.

Restricted Stock Units

A participant will not recognize income, and the Company (the employer) will not be entitled to a deduction at the time an award of a restricted stock unit is made under the 2013 Plan. No Section 83(b) election can be made with respect to restricted stock units. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company (the employer) will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Shares

The grant of performance shares will create no income tax consequences for the Company (the employer) or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. The Company (the employer) will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Performance Units

The grant of a performance unit will create no income tax consequences to the Company (the employer) or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company (the employer) will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

Incentive Awards

A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and the Company (the employer) will be entitled to a corresponding income tax deduction.

Dividend Equivalents

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and the Company (the employer) will be entitled to a corresponding deduction in the same amount and at the same time.

Section 162(m) Limit on Deductibility of Compensation

Section 162(m) of the Code limits the deduction the Company (the employer) can take for compensation the Company pays to its chief executive officer and its three other highest paid officers other than its chief financial officer (determined as of the end of each year) to One Million Dollars ($1,000,000) per year per individual. However, performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included as part of the One Million Dollar ($1,000,000) limit. The 2013 Plan is designed so that awards granted to the covered individuals may meet the Code Section 162(m) requirements for performance-based compensation. Code Section 162(m) does not require that compensation comply with the performance-based compensation rules, a determination that is left to the Board and the exercise of its business judgment.

Code Section 409A

Awards under the 2013 Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. If the requirements of Code Section 409A are not complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional twenty percent (20%) tax and, potentially, interest and penalties. The Company has sought to structure the Prior Plan, and the Company expects to structure awards under the 2013 Plan, to comply with Code Section 409A and the Department of Treasury regulations and other interpretive guidance issued pursuant to Code Section 409A. To the extent that any award granted under the 2013 Plan is subject to Code Section 409A, the award agreement evidencing such award will generally incorporate the terms and conditions required by Code Section 409A. However, the Company does not guarantee any tax result to participants.

Other Considerations

Awards that are granted, accelerated, or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Code Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Code Section 280G, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by the Company (the employer) and are subject to an excise tax of twenty percent (20%) payable by the participant for which there is no tax gross-up by the Company to the participant.

New Plan Grants

Assuming the 2013 Plan is approved by stockholders, the Company cannot currently determine the awards that may be granted under the 2013 Plan in the future to the executive officers named in this proxy statement, other officers, directors or other persons. The Board will make such determinations from time to time.

Vote Required and Recommendation of the Board of Directors

The vote required for approval of this proposal is the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and entitled to vote at the annual meeting. With respect to this proposal, you may vote in favor of or against this item or you may abstain from voting. Any proxy marked “abstain” with respect to this item will have the effect of a vote against this proposal. In addition, with respect to this proposal only, the rules of the NYSE require that the total votes cast (including “for,” “against,” and “abstain”) on this proposal must represent over fifty percent (50%) of all common stock entitled to vote on the proposal.

The Board of Directors unanimously recommends that you vote FOR the approval of the 2013 Incentive Plan.

PROPOSAL 4—ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, the Company is required to submit to stockholders a resolution subject to an advisory vote to approve the compensation of the Company’s named executive officers. The current frequency of the advisory vote on executive compensation is annual, with the vote for the current year being taken pursuant to this Proposal 4. The next such vote will occur at the Company’s 2014 annual meeting of stockholders.

The Board of Directors encourages stockholders to carefully review the Executive Compensation section of this Proxy Statement, including the Compensation Discussion and Analysis, for a thorough discussion of the Company’s compensation program for named executive officers. The Company’s executive compensation objectives are to: motivate its executives to meet or exceed the Company’s performance goals; reward individual performance and contributions; link the financial interests of executives and stockholders; and attract and retain the best possible executive talent. The Company has pursued these objectives by:

•	Having a significant portion of each executive officer’s total compensation directly tied to achieving the Company’s performance goals;

•	Using time-based and performance-based RSUs to provide long-term incentive compensation and to link the financial interests of its executives with those of its stockholders; and

•	Using compensation information compiled from two separate comparator groups and the advice and input of an independent compensation consultant to set compensation at competitive levels.

Accordingly, the following resolution is submitted for an advisory stockholder vote at the annual meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

As this is an advisory vote, the result will not be binding on the Company, the Board of Directors or the Organizational Development & Compensation Committee, although the Board of Directors and the Committee will carefully consider the outcome of the vote when evaluating the Company’s compensation program.

The Board of Directors unanimously recommends that you vote FOR the advisory resolution to approve executive compensation.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE REPORTING

Based solely upon a review of reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the officers and directors that no other reports were required, the Company believes that all of such reports were filed on a timely basis.

OTHER BUSINESS

The Board of Directors does not know of any business to be brought before the annual meeting other than the matters described in the notice of annual meeting. However, if any other matters properly come before the annual meeting or any adjournment or postponement of the annual meeting, each person named in the accompanying proxy intends to vote the proxy in accordance with his judgment on such matters.

By Order of the Board of Directors,

John K. Stipancich
Executive Vice President—General Counsel & Corporate Secretary & EMEA Executive Leader

March 28, 2013

APPENDIX A

Non-GAAP Reconciliation

This Compensation Discussion and Analysis contains non-GAAP financial measures within the meaning of Item 10(e) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Company’s management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that Company management uses to evaluate the Company’s past performance and prospects for future performance and (b) determine certain elements of management’s incentive compensation.

The Company’s management believes that core sales is useful to investors because it demonstrates the effect of foreign currency translation on reported sales. The effect of foreign currency translation on reported sales is determined by applying the current year and prior year monthly exchange rates to the local currency sales amounts in the current year period, with the difference in these two amounts being the currency impact from last year to this year and the residual representing changes attributable to core sales. The Company’s management believes that normalized earnings per share, which excludes restructuring and restructuring-related charges and one-time events such as losses related to the extinguishments of debt, tax benefits and charges, discontinued operations and certain other items, is useful to investors because it permits investors to better understand year-over-year changes in underlying operating performance. The Company uses both core sales and normalized earnings per share as two of the three performance criteria in its management cash bonus plan.

The Company determined the tax effect of the items excluded from normalized diluted earnings per share by applying the estimated effective rate for the applicable jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected.

While the Company believes that these non-GAAP financial measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

A reconciliation of 2012 and 2011 diluted earnings per share to normalized earnings per share is as follows:

	2012	2011*
Diluted earnings per share (as reported)	$1.37	$0.42
Impairment charges	$0.00	$1.03
Restructuring and restructuring-related costs	$0.24	$0.24
Discontinued operations	($0.01)	$0.03
CEO transition costs	$0.00	$0.02
Income tax—discrete contingencies, expiration of statutes of limitation and resolution of examinations	$0.08	($0.17)
Loss related to the extinguishment of debt	$0.02	$0.01
Normalized EPS	$1.70	$1.59

*	totals may not add due to rounding

A reconciliation of 2012 sales to core sales is as follows (dollars in millions):

2012			2011	Year-Over-Year Increase (Decrease)
Sales as Reported	Currency Impact	Core Sales	Sales as Reported	Excluding Currency	Including Currency	Currency Impact
$5,902.7	$91.1	$5,993.8	$5,864.6	2.2%	0.6%	(1.6)%

A-1

APPENDIX B

NEWELL RUBBERMAID INC.

2013 INCENTIVE PLAN

Section 1. Purpose and Effective Date.

1.1 Purpose. The purpose of the Newell Rubbermaid Inc. 2013 Incentive Plan (the “Plan”) is to recognize the contributions made to the Company and its Subsidiaries by Employees of the Company and its Subsidiaries and Non-Employee Directors of the Company, to provide such persons with additional incentives to devote themselves to the future success of the Company and its Subsidiaries, and to improve the ability of the Company and its Subsidiaries to attract, retain and motivate individuals, by providing such persons with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards of or relating to Common Stock or the receipt of other incentive compensation as provided in the Plan.

1.2 Effective Date. The Plan will become effective on the date on which the Plan is approved by the Company’s stockholders at the Company’s 2013 annual meeting of stockholders (“Effective Date”). If the Company’s stockholders approve the Plan, then the Prior Plan will terminate on the Effective Date, and no new awards may be granted under the Prior Plan after the Effective Date; provided, however, that the Prior Plan shall continue to govern awards outstanding as of the date of such Prior Plan’s termination and such awards shall continue in force and effect until terminated pursuant to their respective terms.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Annual Incentive Award” means an Award pursuant to Section 10 consisting of the right to receive a cash payment to the extent Performance Goals are achieved and/or other requirements are met.

2.2 “Award” means any award or benefit permitted and granted under the Plan, including Stock Options, Stock Awards, Stock Units, Stock Appreciation Rights, Annual Incentive Awards, and Long-Term Incentive Awards.

2.3 “Award Agreement” means any agreement, document, or other instrument (which may be in written or electronic form) evidencing an Award granted under the Plan and specifying the terms, conditions, and restrictions thereof, including, without limitation, a Stock Option Agreement, Stock Award Agreement, Stock Unit Agreement, and Stock Appreciation Right Agreement.

2.4 “Board” means the Board of Directors of the Company, or the Committee, to the extent the Board has delegated authority as described in Section 3.1 of the Plan.

2.5 “Change in Control” has the meaning set forth in Section 12.2 of the Plan; provided, however, if an Award is deferred compensation subject to Section 409A, the Award Agreement may include an amended definition of “Change in Control” as necessary to comply with Section 409A.

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” means the Organizational Development and Compensation Committee of the Board or such other committee or subcommittee as may be designated by the Board from time to time to administer the Plan.

2.8 “Common Stock” means the Common Stock, par value $1.00 per share, of the Company.

2.9 “Company” means Newell Rubbermaid Inc., a Delaware corporation, or any successor thereto.

2.10 “Covered Employee” has the meaning given the term in Section 162(m).

2.11 “Director” means a member of the Board of Directors of the Company.

2.12 “Effective Date” means the date the Plan is approved by the stockholders of the Company at the Company’s 2013 annual meeting of stockholders as provided in Section 1.2.

2.13 “Employee” means any individual classified as an employee of the Company or any Subsidiary by the Company on its payroll system; provided, however, that with respect to Incentive Stock Options, the term “Employee” means any individual who is considered an employee of the Company or any Subsidiary for purposes of United States Treasury Regulation Section 1.421-1(h) (or any successor provision thereof).

2.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15 “Fair Market Value” means, on a particular date, the closing sales price of a share of Common Stock on the New York Stock Exchange Composite (as reported in The Wall Street Journal), or, if no sales of Common Stock occur on such date, on the last preceding date on which there was a sale of Common Stock on that exchange.

2.16 “Good Cause” means:

(a) a Participant’s willful engagement in misconduct in the performance of his or her duties that causes material harm to the Company; or

(b) a Participant’s conviction of a criminal violation involving fraud or dishonesty.

Without limiting the generality of the foregoing, the following shall not constitute Good Cause: the failure by the Participant and/or the Company to attain financial or other business objectives; any personal or policy disagreement between the Participant and the Company or any member of the Board; or any action taken by the Participant in connection with his or her duties if the Participant has acted in good faith and in a manner he or she reasonably believed to be in, and not opposed to, the best interest of the Company and had no reasonable cause to believe his or her conduct was improper. Notwithstanding anything herein to the contrary, in the event the Company terminates the employment of a Participant who is an Employee for Good Cause hereunder, the Company shall give the Participant at least thirty (30) days’ prior written notice specifying in detail the reason or reasons for the Participant’s termination.

2.17 “Good Reason” means, in the case of a Participant who is an Employee:

(a) a material change in the nature or scope of the Participant’s authority or duties;

(b) a material reduction in the Participant’s rate of base salary;

(c) the Company changes by fifty (50) miles or more the principal location in which the Participant is required to perform services;

(d) the Company terminates or materially amends, or terminates or materially restricts the Participant’s participation in, any equity, bonus or equity-based compensation plans or qualified or supplemental retirement plans so that, when considered in the aggregate with any substitute plan or plans, the plans in which the Participant is participating materially fail to provide him or her with a level of benefits provided in the aggregate by such plans prior to such termination or amendment; or

(e) the Company materially breaches the provisions of an Award Agreement.

A termination of the Participant’s employment shall not be deemed to be for Good Reason unless (i) the Participant gives notice to the Company of the existence of the event or condition constituting Good Reason within thirty (30) days after such event or condition initially occurs or exists, (ii) the Company fails to cure such event or condition within thirty (30) days after receiving such notice, and (iii) the Participant’s termination occurs not later than ninety (90) days after such event or condition initially occurs or exists, in each case without the Participant’s written consent.

2.18 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 6 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.19 “Long-Term Incentive Award” means an Award pursuant to Section 11 consisting of the right to receive a payment in cash and/or in shares of Common Stock to the extent Performance Goals are achieved and/or other requirements are met.

2.20 “Non-Employee Director” means a Director who is not an Employee.

2.21 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

2.22 “Participant” means any Employee selected to receive an Award under the Plan and each Non-Employee Director.

2.23 “Performance Goals” means one (1) or more (either alone or in combination) of the following performance factors or business criteria which may be established by the Board with respect to the Company or any one or more of its Subsidiaries or other business units: (i) return on equity (including return on shareholder equity); (ii) earnings (including before taxes, and/or interest and/or depreciation and amortization) or earnings per share (including diluted earnings per share and normalized earnings per share); (iii) Common Stock price (including price per share); (iv) total stockholder return; (v) return on assets (including return on average net assets); (vi) return on investment; (vii) cash flow; (viii) net income or gross income or operating income; (ix) working capital; (x) expense management; (xi) revenue or revenue growth; (xii) sales performance (including net sales); (xiii) cost of sales; (xiv) sales growth (including net sales and core sales); (xv) sales performance; (xvi) operating margin; (xvii) internal revenue growth; (xviii) ratio of debt to debt plus equity; (xix) return on capital; (xx) operating working capital; (xxi) accounts receivable; (xxii) inventory management; (xxiii) margin (including operating margin and profit margin); (xxiv) customer acquisition; (xxv) customer retention; or (xxvi) economic value.

As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with United States generally accepted accounting principles to the extent applicable, but, unless otherwise determined and specified by the Committee will exclude the effects of the following: (a) charges or expenses for reorganizing and restructuring; (b) discontinued operations; (c) asset write-downs; (d) gains or losses on the disposition of a business; (e) changes in tax or accounting principals, regulations or laws; (f) mergers, acquisitions or dispositions; (g) restatements and accounting charges; (h) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (i) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, or charges that, in case of each of the foregoing, the Company identifies in its publicly-filed periodic or current reports, its audited financial statements, including notes to the final statements, or the management’s discussion and analysis section of the Company’s annual report.

With respect to any Award intended to qualify as performance-based compensation under Section 162(m), such exclusions shall be made only to the extent consistent with Section 162(m) and if necessary to specify, if specified during the initial ninety (90) days of an applicable performance period; and only to the extent consistent with Section 162(m), the Committee may provide for other adjustments to Performance Goals in the Award Agreement at the time the Award is granted.

In addition, the Committee may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (aa) litigation, claims, judgments or settlements; (bb) the effects of changes in other laws or regulations affecting reported results; and (cc) accruals of any amounts for payment under the Plan or any other compensation arrangements maintained by the Company; provided that, with respect to any Award intended to qualify as performance-based compensation under Section 162(m), such adjustment may be made only to the extent consistent with Section 162(m) and provided that such adjustment was specified in the Award during the initial ninety (90) days of an applicable performance period. Where applicable, the Performance Goals may be expressed, without limitation, in terms of attaining a specified level of the particular criterion or the attainment of an increase or decrease (expressed as absolute numbers, averages and/or percentages) in the particular criterion or achievement in relation to a peer group or other index. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that the Committee determines at the date of grant will not be considered “performance-based compensation” under Section 162(m), the Administrator may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Plan.

2.24 “Plan” means this Newell Rubbermaid Inc. 2013 Incentive Plan, as it may be amended from time to time.

2.25 “Prior Plan” means the Newell Rubbermaid Inc. 2010 Stock Plan, as amended.

2.26 “Proceeding” has the meaning set forth in Section 18 of the Plan.

2.27 “Rule 16b-3” means the Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

2.28 “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2.29 “Section 162(m)” means Section 162(m) of the Code and the regulatory and other guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.

2.30 “Section 409A” means Section 409A of the Code and the regulatory and other guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.

2.31 “Stock Appreciation Right” or “SAR” means a right granted under Section 9 of the Plan.

2.32 “Stock Award” means a grant of shares of Common Stock under Section 7 of the Plan.

2.33 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6 of the Plan.

2.34 “Stock Unit” means a right to receive shares of Common Stock or cash under Section 8 of the Plan.

2.35 “Subsidiary” means an entity of which the Company is the direct or indirect (in an unbroken chain of entities beginning with the Company) beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests of such entity, including entities acquired after the Effective Date.

2.36 “Substitute Awards” means shares of Common Stock subject to Awards granted in assumption, substitution or exchange for previously granted stock-based awards under a stockholder-approved plan of a company acquired by the Company.

Section 3. Administration.

3.1 The Board. The Plan shall be administered by the Board, except that the Board may delegate administration to the Committee, and to the extent necessary for the Plan to comply with Rule 16b-3 and to permit Awards that are otherwise eligible to qualify as “performance-based compensation” under Section 162(m) to so qualify, the Committee shall be comprised of at least two (2) members of the Board all of whom satisfy the “non-employee director” definition set forth in Rule 16b-3 and the “outside director” definition under Section 162(m). The Board may, in its discretion, reserve to itself any or all of the authority and responsibility of the Committee. The composition of the Committee shall also be subject to such limitations as the Board deems appropriate to permit transactions in Common Stock to be exempt from liability under Rule 16b-3 and to satisfy the independence requirements of any national securities exchange on which the Common Stock is listed. For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent such authority has been delegated to the Committee, the Committee; provided that the authority with respect to Sections 16.1 and 16.3 of the Plan may not be delegated to the Committee; and provided, further, that to the extent the Board has reserved to itself any or all of the authority and responsibility of the Committee, all references to the Committee in the Plan shall be deemed to refer to the Board.

3.2 Authority of the Board.

(a) The Board, in its sole discretion, shall determine the Employees to whom Awards will be granted, the time or times at which Awards will be granted to Participants, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised or otherwise settled, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b) The Board may delegate its authority to grant Awards to Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be Covered Employees, or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.

(c) The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken by the Board pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Restated Certificate of Incorporation and By-Laws.

3.3 Performance Goals.

(a) The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of Performance Goals, including those that qualify the Award as “performance-based compensation” within the meaning of Section 162(m). Performance Goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. In addition, as provided in Section 2.23, Performance Goals may be adjusted for any events or occurrences, as may be determined by the Board. Performance Goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.

(b) As provided in Sections 2.23 and 3.3(a), with respect to each performance period established by the Board, (i) the Board shall establish such Performance Goals relating to one or more of the business criteria selected pursuant to Sections 2.23 and 3.3(a), and (ii) the Board shall establish targets for Participants for achievement of Performance Goals. The Performance Goals and performance targets established by the Board may be identical for all Participants for a given performance period or, at the discretion of the Board, may differ among Participants. Following the completion of each performance period, the Board shall determine the extent to which Performance Goals for that performance period have been achieved and shall authorize the award of shares of Common Stock or cash, as applicable, to the Participant for whom the targets were established, in accordance with the terms of the applicable Award Agreements.

Section 4. Eligibility and Awards.

4.1 Participants. Participants shall consist of all Non-Employee Directors and the Employees whom the Board may designate from time to time to receive Awards under the Plan; provided, however, that Awards of Incentive Stock Options may only be made to an Employee who is considered an employee of the Company or any Subsidiary for purposes of United States Treasury Regulation Section 1.421-1(h) or any successor provision related thereto.

4.2 Awards. Subject to the terms of the Plan, any type of Awards may be granted to any Participant, but only Employees may receive Awards of Incentive Stock Options. Awards may be granted alone, or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 16.3) in substitution or any other Award (or any other award granted under another plan of the Company or any Subsidiary, including the plan of an acquired entity).

4.3 Award Agreements. Each Award shall be evidenced by an Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with, or solicit the customers or employees of, the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such Award Agreement or other agreement may contain such other terms and conditions as the Board shall determine, including provisions for the Participant’s forfeiture of an Award or the return of vested shares of Common Stock received in connection with an Award in the event of the Participant’s noncompliance with the provisions of, or as otherwise provided in, such Award Agreement or other agreement. If the Participant shall fail to enter into any such agreement at the request of the Board and within any period specified by the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled. The applicable Award Agreement shall specify the termination provisions of an Award upon a Participant’s termination of employment or service with the Company and its Subsidiaries.

Section 5. Shares of Common Stock Subject to Plan.

5.1 Total Number of Shares.

(a) Subject to adjustment as provided in Section 5.3, the total number of shares of Common Stock that may be subject to Awards granted under the Plan shall be sixty-two million five hundred thousand (62,500,000). The number of shares of Common Stock available for grant under the Plan shall be reduced by (i) one (1) share for each share subject to a Stock Option or SAR, and (ii) three and one-half (3-1/2) shares for each share subject to a Stock Award, a Stock Unit or a Long-Term Incentive Award. Shares of Common Stock subject to Awards granted under the Plan may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 5.3 of the Plan. Grants made after December 31, 2012 under the Prior Plan will reduce the number of shares of Common Stock available for grant under the Plan by (i) one (1) share for each share subject to a stock option or stock appreciation right under the Prior Plan, and (ii) three and one-half (3-1/2) shares for each share subject to an award other than a stock option or stock appreciation right under the Prior Plan. Substitute Awards do not reduce the shares of Common Stock available for Awards under the Plan; and available shares under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to reflect the acquisition transaction) may be used for Awards under the Plan without reducing the Plan’s share reserve (subject to applicable New York Stock Exchange listing requirements), and there shall be no add-backs with respect to such Awards.

(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option and any required withholding taxes relating to the exercise of a Stock Option or SAR, shall not again be available for subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be subject to Awards under the Plan. If any shares of Common Stock lapse, are forfeited, expire, terminate or are cancelled for any reason (including for reasons described in Section 4.3), or if shares of Common Stock are delivered by a Participant or withheld by the Company on behalf of a Participant as full or partial payment of any required withholding taxes (other than required withholding taxes relating to the exercise of a Stock Option or SAR), then such shares of Common Stock subject to such Award or reacquired by the Company shall again be available for subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be subject to Awards under the Plan (if any such shares of Common Stock were subject to Stock Options or SARs, the number of shares of Common Stock again available for Awards shall increase by one (1) for each such share, and if any such shares were subject to Stock Awards, Stock Units or Long-Term Incentive Awards, the number of shares of Common Stock again available for Awards shall increase by three and one-half (3-1/2) for each such share). If shares of Common Stock are reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Stock Options, such shares shall not be added to the aggregate number of shares of Common Stock that may be subject to Awards under the Plan.

(c) If after December 31, 2012, any shares of Common Stock subject to Prior Plan awards (i) are delivered by a Prior Plan participant or withheld by the Company on behalf of a Prior Plan participant for any required withholding taxes (other than required withholding taxes as a result of an exercise of a stock option or stock appreciation right), or (ii) lapse, are forfeited, expire, terminate or are cancelled for any reason, then such shares of Common Stock subject to such Prior Plan award will be available for the granting of Awards under the Plan and shall not count towards the aggregate number of shares of Common Stock that may be subject to Awards under the Plan (if any such shares of Common Stock were subject to stock options or stock appreciation rights under the Prior Plan, the number of shares of Common Stock again available for awards shall increase by one (1) for each such share, and if any such shares of Common Stock were subject to awards other than stock options or stock appreciation rights under the Prior Plan, the number of shares again available for awards shall increase by three and one-half (3-1/2) for each such share).

5.2 Limitations.

(a) Of the total shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.1, the maximum number of shares of Common Stock shall be sixty-two million five hundred thousand (62,500,000), and the maximum number of shares of Common Stock under the Plan that may be subject to Incentive Stock Options is twenty-one million (21,000,000).

(b) The maximum number of shares of Common Stock, including Incentive Stock Options to Employees, as to which a Participant may receive an Award of Stock Options and/or SARs in any calendar year is two million (2,000,000).

(c) The maximum number of shares of Common Stock subject to any Stock Award under Section 7, Award of Stock Units under Section 8, and/or Long-Term Incentive Awards under Section 11, that are intended to qualify as performance-based compensation for purposes of Section 162(m), which may be granted under the Plan in any calendar year to any participant is one million (1,000,000) shares of Common Stock or in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares of Common Stock on the date upon which the Award is settled.

(d) During any calendar year, no Participant may receive Awards paid in cash having an aggregate dollar amount in excess of Five Million Dollars ($5,000,000).

(e) During any calendar year, no Non-Employee Director may receive Awards with an aggregate grant date Fair Market Value (computed as of the date of grant in accordance with applicable financial accounting rules) in excess of Two Hundred Fifty Thousand Dollars ($250,000).

(f) The numbers of shares of Common Stock described herein shall be as adjusted in accordance with Section 5.3 of the Plan; however, no adjustments will be made under Section 5.3 to the Section 5.3(d) $5,000,000 limitation on Awards paid in cash or to the Section 5.2(e) $250,000 limitation on awards to non-employee directors. Notwithstanding anything to the contrary provided in this Section 5.2 in the calendar year of a Participant’s initial commencement of employment as an Employee, each of the above limits in subsections (b) and (c) of this Section 5.2 shall be multiplied by two (2).

5.3 Adjustment. In the event of any reorganization, recapitalization, stock split, stock distribution, stock dividend, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as are necessary and appropriate to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares of Common Stock reserved for issuance under the Plan; (b) adjustment in the number and kind of shares of Common Stock covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or Stock Appreciation Rights, or the price of other Awards under the Plan; (d) adjustments to any of the share limitations set forth in Section 5.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances; subject to the limitation, however, that such discretion does not cause an Award that is intended to qualify as performance-based compensation under Section 162(m) to lose its status as such; and the Committee shall not exercise any discretionary authority it may have under the Plan to waive the achievement of the applicable Performance

Goals or otherwise increase the amount payable pursuant thereto or the value thereof to any Covered Employee. Notwithstanding the foregoing, previously granted Stock Options and SARs are subject only to such adjustments as are necessary to maintain the relative proportionate interest the Stock Options and SARs represented immediately prior to such event and to preserve, without exceeding, the value of Stock Options and SARs in accordance with Code Section 422 and Section 409A.

Section 6. Stock Options.

6.1 Grant. Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants. Stock Options granted under the Plan to Non-Employee Directors shall be NSOs. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Employees shall be NSOs.

6.2 Stock Option Agreement. The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option, how the Stock Option will be exercised, and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan. With respect to a Stock Option, in no event shall a Participant be entitled to amounts equivalent to cash dividends, stock dividends or other property dividends on the shares of Common Stock subject to the Stock Option.

6.3 Exercise Price and Period. With respect to each Stock Option granted to a Participant:

(a) Except as provided in Section 6.4(b), Section 16.3, or in the case of Substituted Awards, the per share exercise price of each Stock Option shall be the one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become exercisable as set forth in the Stock Option Agreement; provided that in the case of Stock Options granted to Participants who are Employees, no Stock Option shall become exercisable earlier than with respect to one-third (1/3) of the total number of shares of Common Stock subject to the Stock Option on each of the three succeeding anniversaries of the date of the grant of the Stock Option. Notwithstanding the foregoing sentence, the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without Good Cause.

(c) No grant of a Stock Option shall include a “reload” Option pursuant to which a Participant who exercises a Stock Option and satisfies all or a portion of the exercise price with Shares of Common Stock acquired upon exercise of the Stock Option is granted an additional Stock Option to acquire the same number of Shares as is used by the Participant to pay such exercise price.

(d) Except as provided in Section 6.4(b), each Stock Option that has not terminated earlier as provided in the Stock Option Agreement shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

6.4 Required Terms and Conditions of ISOs. In addition to the foregoing, each ISO granted to an Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to an Employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth (5th) year anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten (10) years from the earlier of the date the Plan is adopted or approved by stockholders of the Company, as described in Section 19.1 of the Plan.

6.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of the Company or such party as the Secretary may designate.

(b) The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price and specified in the Award Agreement:

(i) in cash;

(ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii) by directing the Company to withhold the number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option that have an aggregate Fair Market Value equal to the exercise price;

(iv) by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price; however, such terms shall be specified in the Award Agreement effective at the date of grant.

(c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 6.5(b)(ii) or Section 16 shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 7. Stock Awards.

7.1 Grant. The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without payment of consideration by such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.

7.2 Stock Award Agreement. Each share of Common Stock issued to a Participant under this Section 7 shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other restrictions, terms and conditions (including the attainment of performance goals) established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as set forth in the Stock Award Agreement; provided that in the case of Stock Awards to Participants who are Employees: (i) none of the restrictions that are based solely on the elapse of time shall lapse earlier than with respect to one-third (1/3) of the number of shares of Common Stock subject to the Stock Award on each of the three succeeding anniversaries of the date of the grant of the Stock Award and (ii) none of the restrictions that are based on the attainment of Performance Goals as described in Section 3.3 of the Plan shall lapse earlier than the first (1st) year anniversary of the date of the grant. Notwithstanding the preceding sentence, the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to a Stock Award in the event of an Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without Good Cause, after giving consideration to Section 162(m) and Section 409A.

(b) Except as provided in this subsection (b) and unless otherwise provided in the Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of the shares subject to the Stock Award and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Notwithstanding the preceding sentence, in the case of a Stock Award that provides for the right to receive dividends or distributions: (i) if such Stock Award is subject to performance-based restrictions as described in Section 3.3, the Company shall accumulate and hold such dividends or distributions, and (ii) in the case of all other such Stock Awards, the Board shall have the discretion to cause the Company to accumulate and hold such dividends or distributions. In either such case, the accumulated dividends or other distributions shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Award is subject, and any such dividends or distributions attributable to the portion of a Stock Award for which the restrictions do not lapse shall be forfeited.

(c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, delivered to the Company, or the restrictions lapse. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 8. Stock Units.

8.1 Grant. The Board may, in its discretion, grant Stock Units to any Participant. Each Stock Unit shall entitle the Participant to receive, on the date or upon the occurrence of an event (including the attainment of Performance Goals) as described in the Stock Unit Agreement, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event, as provided in the Stock Unit Agreement.

8.2 Stock Unit Agreement. Each grant of Stock Units to a Participant under this Section 8 shall be evidenced by a Stock Unit Agreement, which shall specify the restrictions, terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The restrictions to which the Stock Units awarded hereunder are subject shall lapse as set forth in the Stock Unit Agreement; provided that in the case of Stock Units granted to Participants who are Employees (other than Employees granted Stock Units in connection with their commencement of employment with the Company or a Subsidiary): (i) none of the restrictions that are based solely on the elapse of time shall lapse earlier than with respect to one-third (1/3) of the number of shares of Common Stock subject to the Award on each of the three succeeding anniversaries of the date of the grant of the Award and (ii) none of the restrictions that are based on the attainment of Performance Goals as described in Section 3.3 of the Plan shall lapse earlier than the first anniversary of the date of the grant of the Award.

Notwithstanding the preceding sentence, the Board shall have the discretion to accelerate the date as of which the restrictions lapse in the event of an Employee’s termination of employment with the Company, or a Non-Employee Director’s termination of service on the Board, without Good Cause, after giving consideration to Section 162(m) and Section 409A.

(b) Except as provided in this subsection (b), and unless otherwise provided in the Stock Unit Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock. A Stock Unit Agreement may provide that, until the Stock Units are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Notwithstanding the preceding sentence, in the case of a Stock Unit Award that provides for the right to receive amounts related to dividends or distributions: (i) if such Stock Unit Award is subject to performance-based restrictions as described in Section 3.3, the Company shall accumulate and hold such amounts, and (ii) in the case of all other such Stock Unit Awards, the Board shall have the discretion to cause the Company to accumulate and hold such amounts. In either such case, the accumulated amounts shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Unit Award is subject and any such amounts attributable to the portion of a Stock Unit Award for which the restrictions do not lapse shall be forfeited.

(c) Upon settlement of Stock Units in Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

Section 9. Stock Appreciation Rights (SARs).

9.1 Grant. The Board may, in its discretion, grant an SAR under the Plan to any Participant who is an Employee. Each SAR granted to a Participant shall entitle the Participant to receive an amount (payable in cash or in shares of Common Stock, or a combination thereof, determined by the Board and set forth in the related Stock Appreciation Right Agreement) equal to the excess of (a) the Fair Market Value per share of Common Stock on the date of exercise of such SAR, over (b) the exercise price of the SAR, multiplied by the number of shares of the Common Stock with respect to which the SAR is being exercised.

9.2 Stock Appreciation Right Agreement. Each SAR granted under this Section 9 shall be evidenced by a Stock Appreciation Right Agreement, specifying the conditions for exercise, the exercise period, the exercise price, the expiration date, the number of shares of Common Stock subject to each SAR, whether the SAR is to be settled in shares of Common Stock or cash and such other terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) Except in the case of Substituted Awards and Section 16.3, the per share exercise price of each SAR shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the SAR on the date on which the SAR is granted.

(b) Each SAR shall become exercisable as set forth in the Stock Appreciation Right Agreement; provided that in the case of SARs granted to Participants who are Employees, no SAR shall become exercisable earlier than with respect to one-third (1/3) of the total number of shares of Common Stock subject to the SAR on each of the three succeeding anniversaries of the date of the grant of the SAR. Notwithstanding the foregoing sentence, the Board shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of a Participant’s termination of employment with the Company without Good Cause.

(c) Unless a shorter period is provided in the Stock Appreciation Right Agreement, each SAR shall expire on the date ten years after the date of grant.

(d) Upon exercise of an SAR settled in Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable to the Participant. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent.

With respect to a Stock Appreciation Right, in no event shall a Participant be entitled to amounts equivalent to cash dividends, stock dividends or other property dividends on the shares of Common Stock subject to the SAR.

Section 10. Annual Incentive Awards.

Subject to the terms of the Plan, and, to the extent the Awards are intended to be performance-based compensation, Treasury Regulation Sections 1.162-27(e)(2) through (e)(5), the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential payable, and the timing and form of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement of one or more Performance Goals during the performance period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award is deemed achieved upon a Participant’s death, disability or, for Employees other than Covered Employees, retirement, or such other circumstances as the Committee may specify; and (b) the performance period must relate to a period of one (1) fiscal year of the Company except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one (1) fiscal year.

Section 11. Long-Term Incentive Awards.

Subject to the terms of the Plan, and, to the extent the Awards are intended to be performance-based compensation, Treasury Regulation Sections 1.162-27(e)(2) through (e)(5), the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing and form of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the performance period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award is deemed achieved upon a Participant’s death, disability or, for Employees other than Covered Employees, retirement, or such other circumstances as the Committee may specify; and (b) the performance period must relate to a period of more than one (1) fiscal year of the Company. Dividend equivalents shall not be paid until and to the extent that the Performance Goals are met.

Section 12. Change in Control.

12.1 Effect of Change in Control. Notwithstanding any of the provisions of the Plan and except as otherwise provided in any Award Agreement, upon a Change in Control of the Company (as defined in Section 12.2):

(a) In the case of Awards subject to Performance Goals as described in Section 3.3:

(i) all such Awards that have been earned but not paid shall become immediately payable in cash;

(ii) all outstanding Awards shall become fully exercisable;

(iii) all restrictions applicable to all Awards shall terminate or lapse; and

(iv) Performance Goals applicable to any Award that has not yet been earned shall be deemed satisfied at the performance level that provides for a target payout.

(b) In the case of all other Awards:

(i) any Awards that are replaced with equity awards that preserve the existing value of the Awards and have terms and conditions (including the schedule by which such Awards vest or the restrictions lapse) that are at least as favorable to the Participant as the terms and conditions in effect immediately prior to the Change in Control shall remain outstanding and be governed by such terms and conditions; provided, however, if within two (2) years following the Change in Control a Participant’s employment or service on the Board is terminated without Good Cause, or if a Participant terminates employment for Good Reason, all such replacement Awards shall become fully exercisable and all restrictions applicable to all such replacement Awards shall terminate or lapse;

(ii) if any outstanding Awards are not replaced as described in Section 12.1(b)(i) above, (A) Section 12.1(a)(i), (ii) and (iii) shall apply to such Awards; and (B) in addition to the Board’s authority set forth in Section 3, the Board is authorized, and has sole discretion, either at the time such Awards are granted or any time thereafter, to take any one or more of the following actions: (I) provide for the purchase of any outstanding Stock Option and/or SAR, for an amount of cash equal to the difference between the exercise price of the Stock Option or SAR and the then Fair Market Value of the Common Stock covered thereby, multiplied by the number of shares of Common Stock subject to the Stock Option or SAR, or (II) provide for the purchase of any outstanding Stock Award and/or Stock Unit for an amount of cash equal to the then Fair Market Value of the Common Stock, multiplied by the number of shares of Common Stock subject to the Stock Award or Stock Unit Award.

12.2 Definition of Change in Control. “Change in Control” shall mean (except as otherwise provided in an Award Agreement) the occurrence, at any time during the specified term of an Award granted under the Plan, of any of the following events:

(a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than fifty percent (50%) of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c) the Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than fifty percent (50%) of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or

(d) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

Section 13. Securities Law Restrictions.

The Board may impose such restrictions on Awards and shares or any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the Code and federal securities laws, the requirements of any stock exchange or similar organization, and any blue sky, state, or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Board shall not be obligated to issue, deliver, or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution, or action is in compliance with all applicable laws, rules, and regulations (including but not limited to the requirements of the Code and the securities acts). The Board may cause a restrictive legend to be placed on any shares of Common Stock issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel. The term of an Award shall not be extended, and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such restrictions.

Section 14. Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock or cash amount to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law. The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a) in cash;

(b) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c) by directing the Company to withhold the number of shares of Common Stock otherwise issuable in connection with the Award that have an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Notwithstanding the foregoing, the Company does not make any representation to any Participant or beneficiary of a Participant as to the tax consequences of any Awards made pursuant to the Plan, and the Company shall have no liability or other obligation to indemnity or hold harmless any Participant or any beneficiary of a Participant for any tax, additional tax, interest or penalties that any Participant or any beneficiary of a Participant may incur as a result of the grant, vesting, or payment of an Award under the Plan.

Section 15. Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

(a) by will or by the laws of descent and distribution;

(b) pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

(c) as permitted by the Board with respect to a NSO transferable by the Participant during his or her lifetime for no consideration to (i) the Participant’s spouse or lineal descendant, (ii) the trustee of a trust established for the primary benefit of the Participant’s spouse or lineal descendant, (iii) a partnership or other entity of which the Participant’s spouse and lineal descendants are the only partners or equity owners, or (iv) a tax-exempt organization as described in Code Section 501(c)(3).

In each case, the transfer shall be for no value, and the other terms and conditions applicable to the transferability of the Award shall be established by the Board.

Section 16. Termination or Amendment of Plan and Award Agreements.

16.1	Termination or Amendment of Plan.

(a) Except as described in Section 16.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Employees who are located outside of the United States to participate in the Plan.

16.2 Amendment of Award Agreements. The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

16.3 No Repricing of Stock Options or SARs. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs shall not be effective without prior approval of the stockholders of the Company, except with respect to adjustments in accordance with Section 5.2. For this purpose, repricing includes a reduction in the exercise price of a Stock Option or SAR or the cancellation of a Stock Option or SAR in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Stock Options or SARs, other Awards or any other consideration provided by the Company.

Section 17. No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 18. Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and with the relevant provisions of the Code and regulations issued thereunder. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant and beneficiary of a Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant and beneficiary of a Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail, postage prepaid, to such party, in the case of a Participant (or the Participant’s beneficiary) at the Participant’s (or the Participant’s beneficiary’s) address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

Section 19. Effective Date and Term of Plan.

19.1 Effective Date. The Plan was adopted by the Board on February 6, 2013, and will be effective upon the approval of the Plan by the stockholders of the Company at the Company’s annual meeting of stockholders held on May 7, 2013, and any adjournment or postponement thereof.

19.2 Term of Plan. Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the ten (10) year anniversary of the Plan’s Effective Date; however, any Award theretofore granted may extend beyond such date.

Section 20. Miscellaneous.

20.1 Unfunded Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant (or a Participant’s beneficiary) has a fixed and vested interest but which is not yet made to a Participant (or a Participant’s beneficiary) by the Company, nothing contained herein shall give any such Participant (or such Participant’s beneficiary) any right that is greater than those of a general unsecured creditor of the Company.

20.2 No Uniformity; No Future Rights. No Employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award, and shall not constitute a promise of future grants. The Board, in its sole discretion, maintains the right to make available future Awards hereunder.

20.3 No Trust. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, the Board, the Committee and a Participant or any other person.

20.4 Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional shares of Common Stock, or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.

20.5 Section 409A. Notwithstanding any contrary provision in the Plan or Award Agreement, (i) any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A) that is/are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such six (6) month delay period; and (ii) for purposes of an Award that is subject to Section 409A, if a Participant’s termination of employment or service triggers the payment of “nonqualified deferred compensation” under such Award, then the Participant will not be deemed to have terminated employment or service until the Participant incurs a “separation from service” within the meaning of Section 409A.

* * *

NEWELL RUBBERMAID INC. 3 GLENLAKE PARKWAY ATLANTA, GA 30328

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M54195-P33129 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEWELL RUBBERMAID INC.

The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees:	For	Against	Abstain
1a. Scott S. Cowen	☐	☐	☐
1b. Cynthia A. Montgomery	☐	☐	☐
1c. Jose Ignacio Perez-Lizaur	☐	☐	☐
1d. Michael B. Polk	☐	☐	☐
1e. Michael A. Todman	☐	☐	☐
					For	Against	Abstain
2. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year 2013.					☐	☐	☐
3. Approve the Newell Rubbermaid Inc. 2013 Incentive Plan.					☐	☐	☐
4. Advisory resolution to approve executive compensation.					☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M54196-P33129

Proxy Solicited by the Board of Directors

For Annual Meeting of Stockholders to be held May 7, 2013

The undersigned hereby appoints Michael R. Peterson and John K. Stipancich, and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting of Stockholders of NEWELL RUBBERMAID INC. to be held May 7, 2013, and at any adjournments or postponements thereof, on the election of directors and each of the other proposals listed on the reverse side.

This proxy revokes all previous proxies. The proxies named above are authorized to vote in their discretion with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. It is important that the shares are represented at this meeting, whether or not you plan to attend the meeting in person. To make sure that the shares are represented, we encourage you to sign, date and return this card, or vote the shares by using either of the electronic means described on the reverse side.

When this Proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of all director candidates nominated by the Board of Directors, FOR proposal (2) on the reverse side, FOR proposal (3) on the reverse side and FOR proposal (4) on the reverse side and, in the discretion of the persons named as proxies, with respect to any other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side